TOM E. ROESSER                                        3241-0
KATHERINE G. LEONARD                                  5576-0
CARLSMITH BALL LLP
Pacific Tower, Suite 2200
1001 Bishop Street
Honolulu, Hawaii 96813
Tel No. 808.523.2500
Fax No. 808.523.0842
troesser@carlsmith.com; kleonard@carlsmith.com

BRUCE BENNETT (Admitted Pro Hac Vice)
SIDNEY P. LEVINSON (Admitted Pro Hac Vice)
JOSHUA D. MORSE (Admitted Pro Hac Vice)
JOHN L. JONES, II (Admitted Pro Hac Vice)
HENNIGAN, BENNETT & DORMAN LLP
601 South Figueroa Street, Suite 3300
Los Angeles, California 90017
Tel. No. 213.694.1200
Fax No. 213.694.1234
bennettb@hbdlawyers.com; levinsons@hbdlawyers.com;
morsej@hbdlawyers.com; jonesj@hbdlawyers.com

Proposed Counsel for Joshua Gotbaum
Chapter 11 Trustee for Hawaiian Airlines, Inc.

                    IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF HAWAII

In re                                                 CASE NO. 03-00817
                                                      (Chapter 11)
HAWALIAN AIRLINES, INC., a
Hawaii corporation,

              Debtor.
--------------------------

              HAWAIIAN AIRLINES, INC., MONTHLY OPERATING REPORT
               FOR THE PERIOD JULY 1, 2003 THROUGH JULY 31, 2003

                                   ORIGINAL                           ORIGINAL

4819-1249-9200.1

          Joshua Gotbaum, the Chapter 11 Trustee (the "Trustee") of Hawaiian Airlines, Inc., the Debtor in the above-captioned bankruptcy case (the "Debtor") by and through his undersigned counsel, hereby submits the Monthly Operating Report, pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 Cases, (the "Report"). Copies of the Report have been delivered to the Office of the United States Trustee and to counsel for the Creditors' Committee.

          The undersigned counsel certifies that counsel has reviewed the monthly operating report and that it has been prepared in compliance with L.
R. 2015-7.

          DATED: Honolulu, Hawaii, August 20, 2003.




                          /s/
                          --------------------------------------------
                          CARLSMITH BALL LLP
                          for TOM E. ROESSER
                          KATHERINE G. LEONARD

                          HENNIGAN, BENNETT & DORMAN LLP
                          BRUCE BENNETT
                          SIDNEY P. LEVINSON
                          JOSHUA D. MORSE
                          JOHN L. JONES, II

                          Proposed Counsel for JOSHUA
                          GOTBAUM, CHAPTER 11 TRUSTEE FOR
                          HAWAIIAN AIRLINES, INC.

4819-1249-9200.1
                                       2.

                            HAWAIIAN AIRLINES, INC.


                                   JULY 2003


                           STATEMENT OF OPERATIONS













                                                                     8/20/2003



                                              HAWAIIAN AIRLINES, INC.
                                        Condensed Balance Sheet (Unaudited)




                                                                              July 31,           December 31,
(Actual amounts in thousands)                                                  2003                 2002
                                                                              --------           ------------
ASSETS
Current Assets:
 Cash and cash equivalents............................................   $     74,367         $    71,907
 Restricted cash......................................................         53,789              23,202
 Accounts receivable..................................................         38,011              28,093
 Inventories..........................................................          5,601               4,408
 Prepaid expenses and other...........................................         20,915              14,104
                                                                         -------------        -----------
   Total current assets...............................................        192,683             141,714
                                                                         -------------        -----------

Noncurrent Assets:
 Property and equipment, less accumulated depreciation................         44,772              45,685
 Reorganization value in excess of identifiable assets................         28,320              28,320
 Other assets.........................................................         42,277              41,277
                                                                         -------------        -----------
   Total noncurrent assets............................................        115,369             115,282
                                                                         -------------        -----------

      Total Assets....................................................   $    308,052         $  256,996
                                                                         =============        ===========

LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities:
 Current portion of long-term debt....................................   $        -           $     2,153
 Current capital lease obligation.....................................            -                 1,096
 Accounts payable.....................................................         39,150              79,682
 Accrued liabilities..................................................         46,581              61,780
 Air traffic liability................................................        123,354             109,974
                                                                         -------------        -----------
   Total current liabilities..........................................        209,085             254,685
                                                                         -------------        -----------


Noncurrent Liabilities:
 Long-term debt.......................................................            -                   883
 Noncurrent capital lease obligation..................................            -                 2,358
 Other liabilities and deferred credits...............................        145,987             140,850
                                                                         -------------        -----------
   Total noncurrent liabilities.......................................        145,987             144,091
                                                                         -------------        -----------

   Total Liabilities..................................................        355,072             398,776
                                                                         -------------        -----------


Liabilities Subject to Compromise.....................................         73,040                -
                                                                         -------------        -----------


Shareholders' Deficit:
 Common and special preferred stock...................................            285                 284
 Capital in excess of par value.......................................         60,077              59,935
 Notes receivable from optionholders..................................         (1,560)             (1,560)
 Minimum pension liability adjustment.................................        (96,063)            (96,063)
 Unrealized gain/(loss) on hedge instruments..........................            -                 1,889
 Accumulated deficit..................................................        (82,799)           (106,265)
                                                                         -------------        -----------
   Shareholders' Deficit..............................................       (120,060)           (141,780)
                                                                         -------------        -----------
      Total Liabilities and Shareholders' Deficit.....................   $    308,052        $    256,996
                                                                         ============        ============




                                              HAWAIIAN AIRLINES, INC.
                                   Condensed Statement of Operations (Unaudited)


                                                             ONE MONTH ENDED               SEVEN MONTHS ENDED
                                                                 July 31,                       July 31,
                                                           ------------------              -------------------
(Actual amounts in thousands)                                      2003                           2003
                                                           ------------------              -------------------
Operating Revenues:
 Passenger .............................................   $           64,895                $       347,882
 Charter ...............................................                  802                         18,895
 Cargo .................................................                2,521                         15,624
 Other .................................................                2,388                         12,936
                                                           ------------------                ---------------
   Total ...............................................               70,606                        395,337
                                                           ------------------                ---------------

Operating Expenses:
 Wages and benefits .....................................              17,602                        125,432
 Aircraft fuel, including taxes and oil ................                7,871                         55,968
 Maintenance materials and repairs .....................                3,381                         30,164
 Aircraft rent .........................................                9,017                         65,828
 Other rental and landing fees .........................                2,154                         14,507
 Sales commissions .....................................                  413                          2,539
 Depreciation and amortization .........................                  582                          4,159
 Special credit (Emergency Wartime Act) ................                  -                          (17,497)
 Other .................................................               12,726                         83,557
                                                           ------------------                ---------------
   Total ...............................................               53,746                        364,657
                                                           ------------------                ---------------

Operating Income .......................................               16,860                         30,680
                                                           ------------------                ---------------

Nonoperating Income (Expense):
 Reorganization items, net .............................               (1,164)                        (7,382)
 Interest and amortization of debt expense .............                  (25)                          (297)
 Interest income.. .....................................                  -                              234
 Gain (loss) on disposition of equipment ...............                  -                              (11)
 Other, net ............................................                   48                            241
                                                           ------------------                ---------------
   Total ...............................................               (1,141)                        (7,215)
                                                           ------------------                ---------------

Income Before Taxes ....................................               15,719                         23,465

Income Taxes:
 Income tax expense ....................................                  -                             -
                                                           ------------------                ---------------

Net Income .............................................   $           15,719                $        23,465
                                                           ==================                ===============




                                             HAWAIIAN AIRLINES, INC.
                                  Condensed Statement of Cash Flows (Unaudited)

(Actual amounts in thousands)

                                                                          ONE MONTH         SEVEN MONTHS
                                                                            ENDED               ENDED
                                                                           JULY 31,            JULY 31,
                                                                             2003               2003
                                                                       ---------------     ---------------

Cash Flows From Operating Activities:
   Net Income ....................................................     $      15,719        $   23,465
   Adjustments to reconcile net income to net cash
    used in operating activities:
      Depreciation ...............................................               535             3,827
      Amortization ...............................................                47               332
      Net periodic postretirement benefit cost ...................               214             1,498
      Loss on disposition of property and equipment ..............                -                 11
      Increase in restricted cash ................................            (3,201)          (30,587)
      Decrease (increase) in accounts receivable .................               988            (9,918)
      Decrease (increase) in inventory ...........................             3,860            (1,193)
      Increase in prepaid expenses and other .....................            (1,397)           (8,699)
      Increase (decrease) in accounts payable ....................            (1,512)            6,977
      Increase in accrued liabilities ............................             1,106             4,684
      Other, net .................................................             2,234            11,327

                                                                       -------------        ----------
         Net cash provided by operating activities ...............            18,593             1,724
                                                                       -------------        ----------

      Increase (decrease) in air traffic liability ...............               (56)           13,380
                                                                       -------------        ----------

Reorganization Items, Net ........................................            (1,164)           (7,382)
                                                                       -------------        ----------

Cash Flows From Investing Activities:
   Purchases of property and equipment ...........................              (420)           (3,269)
   Net proceeds from disposition of property and equipment .......                -                 12

                                                                       -------------        ----------
         Net cash used in investing activities ...................              (420)           (3,257)
                                                                       -------------        ----------

Cash Flows From Financing Activities:
   Repayment of debt .............................................                -             (1,481)
   Principal payments under capital lease obligation .............              (104)             (524)

                                                                       -------------        ----------
         Net cash used in financing activities ...................              (104)           (2,005)
                                                                       -------------        ----------


         Net increase in cash and cash equivalents ...............            16,849             2,460
                                                                       -------------        ----------

Cash and Cash Equivalents - Beginning of Period ..................            57,518            71,907
                                                                       -------------        ----------

Cash and Cash Equivalents - End of Period ........................     $      74,367        $   74,367
                                                                       =============        ==========

                            HAWAIIAN AIRLINES, INC.
                  Traffic Statistics (Scheduled and Charter)



                                                     July
                                                     2003
                                                  -----------
SCHEDULED TOTAL

                                PAX                   527,446
                                RPMS              561,053,334
                                ASMS              635,229,239
                                LF                       88.3%

CHARTER
                                PAX                     4,631
                                RPMS               12,539,503
                                ASMS               14,605,591
                                LF                       85.9%

SYSTEM TOTAL(SCHEDULED AND CHARTER)

               REV PAX                                532,077
               RPMS (000)                             573,593
               ASMS (000)                             649,835
               CARGO/MAIL TON MI                    7,085,234
               LOAD FACTOR (%)                           88.3%



HAWAIIAN AIRLINES, INC.
ACCOUNTS RECEIVABLES SUMMARY (Unaudited)
FOR THE MONTH ENDING JULY 31, 2003

---------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL                         OVER 30      OVER 60       OVER 90
CATEGORY                   ACCOUNT TYPE                         DUE           CURRENT         DAYS         DAYS          DAYS
---------------------------------------------------------------------------------------------------------------------------------

PASSENGER & FREIGHT        FEDERAL GOVERMENT       ( 1)      477,719.58          (24.00)         39.00  296.287.19    181,417.39
                           COMMERCIAL              ( 2)    3,837,575.64    3,252,603.02     473,722.99   77,633.36     33,616.27
                           FREIGHT COLLECTS                   68,117.09       33,976.27       1,674.49   (5,709.89)    38,176.22
                           UATP RECEIVABLE                   684,837.86      633,672.93       1,562.89      183.29     49,418.75
                           STATE GOVERNMENT        ( 3)      173,321.25      108,279.91      22,004.86   10,462.55     32,573.93
                           AGENCY ACCOUNTS*        ( 4)    9,102,914.25    2,718.825.83     767,486.88  338,717.16  5,277,884.38
                           HAWAIIANMILES                   3,031,762.69    2,337,714.19     291,019.00   61,962.24    341,067.26
                           AGENCY AREA SETTLEMENT  ( 5)    4,994,039.07    4,994,039.07           0.00        0.00          0.00
                           HAL CREDIT CARDS        ( 6)        4,613.89           63.17          48.88       32.86      4,468.98
                           CREDIT CARD COMPANIES*  ( 7)    5,103,441.43    5,103,441.43           0.00        0.00          0.00
                                                       -------------------------------------------------------------------------
                                                          27,478,342.75   19,182,591.82   1,557.558.99  779,568.76  5,958,623.18
                                                       -------------------------------------------------------------------------

INTERLINE                                          ( 8)    7,637,902.71    6,608,414.91   1,029,487.80        0.00          0.00

MAIL                                               ( 9)      209,299.04      209,299.04           0.00        0.00          0.00

GROUND & IN-FLIGHT SERVICES                        (10)    1,227,701.20      275,453.17      79,241.40   51,250.17    821,756.46

OTHER A/R                                          (11)    2,081,853.59    1,984,169.40      20,340.40   11,106.80     66,236.99

OTHER ASSETS                                       (12)    1,115,788.09      677,254.66     202,852.39    5,086.26    230,594.78

                                                       -------------------------------------------------------------------------

   A/R SUBTOTAL                                           39,750,887.38   28,937,183.00   2,889,480.98  847,011.99  7,077,211.41

   LESS: RESERVE                                          (1,739,965.91)           0.00           0.00        0.00 (1,739,965.91)
                                                       -------------------------------------------------------------------------

   TOTAL ACCOUNTS RECEIVABLES                             38,010,921.47   28,937,183.00   2,889,480.98  847,011.99  5,337,245.50
                                                       =========================================================================

   PERCENTAGES                                                      100%             76%             8%          2%           14%
                                                       =========================================================================









                                                          PAGE NO. 1 of 2

HAWAIIAN AIRLINES, INC.
ACCOUNTS RECEIVABLES SUMMARY (Unaudited)
FOR THE MONTH ENDING JULY 31, 2003





NOTES:
( 1)  MILITARY ACCOUNTS INCLUDING CRAF CHARTER
( 2)  CORPORATE AND FREIGHT ACCOUNTS
( 3)  STATE OF HAWAII
( 4) SALES AND ACTIVITY (EG. DEBIT MEMOS) DIRECTLY BILLABLE TO TRAVEL AGENCIES AND WHOLESALERS NOT SUBJECT TO AREA SETTLEMENT
( 5)  ARC AND BSP
( 6)  SALES ON COMPANY CREDIT CARD
( 7) CREDIT CARD SALES AND ACTIVITY INCLUDING AMEX, VISA, MC, DINERS CLUB AND UATP, NET OF $46.5 MILLION IN CREDIT CARD HOLDBCKS AS OF JULY 31,
( 8)  PRIMARILY ACTIVITY FOR IATA AND ACH
( 9)  MAIL DELIVERY
(10)  PRIMARILY GROUND AND INFLIGHT SERVICES FOR OTHER AIRLINES
(11)  PRIMARILY CLEARING, DEPOSITS RECEIVED FOR GROUP TRAVEL, AND BSP ACCOUNTS
(12)  MISCELLANEOUS RECEIVABLES

* SEE DETAIL PROVIDED











                               PAGE NO. 2 of 2

HAWAIIAN AIRLINES, INC.
AGENCY RECEIVABLES AGING (Unaudited)
JULY 31, 2003

AGENCY ACCOUNTS


      CUSTOMER ID      NAME OF CUSTOMER ACCOUNT                     BALANCES         CURRENT        30 DAYS

       490000005    CONTINENTAL AIRLINES - AWARDS                  143,500.00           -              -
       490002601    PANDA TRAVEL-HOTTRIPS                          965,196.57           -           1,732.90
       490002602    PANDA TRAVEL-VOUCHER SALES                   3,208,509.36           -              -
       490002603    PANDA ASSOCIATE TRAVEL- II E-TICKET            579,809.72       184,689.00     88,518.00
       490002605    PANDA ASSOCIATE TRAVEL LL - TP E-TICKETS     1,672,993.15       668,507.02    318,541.89
       490002651    VACATIONS HAWAII                               237,307.25           -              -
       490003913    PERILLO/JOE FUSCO                               75,860.82        41,911.57     16,655.50
       490005649    TAUCK TOURS                                    114,229.03       108,215.51      6,165.00
       490005690    ALOHA 7 - E-TICKETS                             (1,089.55)       (1,089.55)        -
       490009407    ALOHA 7 TRAVEL                                   1,260.00         1,260.00         -
       490009408    JALPAK                                         (11,506.67)      (59,501.40)    50,514.73
       490009431    DISCOVERY ALOHA INC                             31,290.05         1,890.00         -
       490009695    HAWAIIAN ARRANGEMENT                           223,325.75       200,939.00     22,386.75
       490009950    SUN ISLANDS HAWAII                              23,362.50         3,675.00         -
       490712906    JTB HAWAII INC                                 347,771.31       285,599.32     62,171.99
       490724740    THE TOUR SHOP                                  232,865.64       134,773.64     98,092.00
       490809336    PLEASANT HAWAIIAN HOLIDAY                      766,014.60       766,014.60         -
                                                              ------------------------------------------------
                                      SUB TOTALS                 8,610,699.53     2,336,883.71    664,778.76


                    OTHER AGENCIES                                 492,214.72       381,942.12    102,708.12

                                                              ------------------------------------------------
                    TOTAL AGENCY RECEIVABLES                     9,102,914.25     2,718,825.83    767,486.88
                                                              ================================================

[TABLE CONTINUED]

   CUSTOMER ID         NAME OF CUSTOMER ACCOUNT                     60 DAYS           90+ DAYS
       490000005    CONTINENTAL AIRLINES - AWARDS                       -           143,500.00
       490002601    PANDA TRAVEL-HOTTRIPS                               -           963,463.67
       490002602    PANDA TRAVEL-VOUCHER SALES                          -         3,208,509.36
       490002603    PANDA ASSOCIATE TRAVEL- II E-TICKET             56,151.00       250,451.72
       490002605    PANDA ASSOCIATE TRAVEL LL - TP E-TICKETS       249,195.34       436,748.90
       490002651    VACATIONS HAWAII                                    -           237,307.25
       490003913    PERILLO/JOE FUSCO                               17,293.75            -
       490005649    TAUCK TOURS                                       (151.48)           -
       490005690    ALOHA 7 - E-TICKETS                                 -                -
       490009407    ALOHA 7 TRAVEL                                      -                -
       490009408    JALPAK                                              -                -
       490009431    DISCOVERY ALOHA INC                                 -            29,400.05
       490009695    HAWAIIAN ARRANGEMENT                                -                -
       490009950    SUN ISLANDS HAWAII                                  -            19,687.50
       490712906    JTB HAWAII INC                                      -                -
       490724740    THE TOUR SHOP                                       -                -
       490809336    PLEASANT HAWAIIAN HOLIDAY                           -                -
                                                                --------------------------------
                                      SUB TOTALS                   322,488.61     5,289,068.45


                    OTHER AGENCIES                                  16,228.55       (11,184.07)

                                                                --------------------------------
                    TOTAL AGENCY RECEIVABLES                       338,717.16     5,277,884.38
                                                                ================================


HAWAIIAN AIRLINES, INC.
CREDIT CARD RECEIVABLES AGING (Unaudited)
JULY 31, 2003



CREDIT CARD RECEIVABLES

   CUSTOMER ID             NAME OF CUSTOMER ACCOUNT           BALANCES           CURRENT         30 DAYS     60 DAYS     90+ DAYS

      260996149        BSP CANADA VISA CARD                  39,060.35           39,060.35           -           -            -

      260996173        BSP CANADA MASTERCARD                  7,290.52            7,290.52           -           -            -

      260996211        DINERS CLUB                          287,571.34          287,571.34           -           -            -

      260996238        AMERICAN EXPRESS                   2,716,814.65        2,716,814.65           -           -            -

      260996246        JCB CREDIT CARD                       (1,157.49)          (1,157.49)          -           -            -

      260996254        NOVUS/DISCOVER CARD                  154,247.90          154,247.90           -           -            -

      260996262        US BANK                            1,899,614.16        1,899,614.16           -           -            -

                       UNAPPLIED ACCRUALS                       -                   -                -           -            -

                                                       --------------------------------------------------------------------------
TOTAL CREDIT CARDS ACCOUNTS                               5,103,441.43        5,103,441.43           -           -            -
                                                       ==========================================================================


Note: Balances above are net of any required holdback.


Hawaiian Airlines, Inc.
Post-Petition Trade Payables Aging Summary (Unaudited)
July 31, 2003




 Business
   Unit      Description               Total                    0-29              30-59             60-89           90+
CLMS       Claims                         -                      -                  -                 -               -
EMP        Employee (1)                  16.98                    16.98             -                 -               -
HWN        Trade Payables         2,778,073.42             3,546,513.75         (713,501.41)      (69,712.60)      14,773.68
PR         Payroll Vendors           79,555.58                79,555.58             -                 -               -
REV        Revenue                  366,821.90                   259.96             -             202,718.16      163,843.78

                                ---------------         --------------------------------------------------------------------
                                  3,224,467.88             3,626,346.27         (713,501.41)      133,005.56      178,617.46
                                ===============         ====================================================================

         (1) Detail available upon request.




----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     HAWAIIAN                                  Hawaiian Airlines, Inc.                                  Page No.           1
[OMITTED]  AIRLINES                             Payables Aging by Vendor - Summary                            Run Date  08/05/2003
Report ID:  HAL-D013                                 Aged as of July 31, 2003                                 Run Time 6:01:06 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                             I   N   V   O   I   C   E      A   M   O   U   N   T   S

                                                         Nbr of
Vendor Name                              Vendor ID       Invcs          Total           0-29         30-59      60-89         90+
--------------------------------------   -----------     ------   -----------    -----------    ----------   --------    --------

2lST CENTURY LIGHTING                    0000000742         1           80.63          80.63          0.00       0.00        0.00
A AND P CLEANERS                         0000000169        15        2,724.15       2,724.15          0.00       0.00        0.00
Al REFRIGERATION & AIR CONDITIONING      0000006029         1          125.00         125.00          0.00       0.00        0.00
AAXICO SALES INC                         0000000099         1        1,460.00       1,460.00          0.00       0.00        0.00
ABCO INTERNATIONAL                       0000001039         2          757.80           0.00        171.00     586.80        0.00
ACCUFLEET INTERNATIONAL INC              0000001040         3        6,441.05       6,441.05          0.00       0.00        0.00
ADDRESSOGRAPH BARTIZAN LLC               0000007017         2          -55.60         -55.60          0.00       0.00        0.00
ADVANCED FIRE PROTECTION LLC             0000007050         1          234.00         234.00          0.00       0.00        0.00
AERO SUPPLY & CONSULTING CORP            0000003269         1        1,355.00       1,355.00          0.00       0.00        0.00
AGENCIES TOOL CENTER                     0000007497         1          320.44         320.44          0.00       0.00        0.00
AIR LINE PILOTS ASSOCIATION INTL         0000001072         1        3,308.00       3,308.00          0.00       0.00        0.00
AIR SPARES INC                           0000000281         1          417.00         417.00          0.00       0.00        0.00
AIRCARE ENVIRONMENTAL SERVICES           0000000833         1        1,093.75       1,093.75          0.00       0.00        0.00
AIRCRAFT SERVICE INTERNATIONAL INC       0000000286         7       33,255.45      33,255.45          0.00       0.00        0.00
AIRLINE AUTOMATION INC                   0000004152         3       20,861.90      20,861.90          0.00       0.00        0.00
AIRLINE INTERNATIONAL LUGGAGE, INC.      0000000134         1           90.48          90.48          0.00       0.00        0.00
AIRLINES COMMITTEE OF HAWAII             0000000153         1        1,401.73       1,401.73          0.00       0.00        0.00
AIRPORT GROUP INTERNATIONAL INC          0000001078        25      -35,672.44     -51,716.02     16,167.30    -123.72        0.00
AIRPORT TRANSPORTATION SERVICE           0000007709         2           80.00          80.00          0.00       0.00        0.00
AIRPORTER SHUTTLE                        0000000224         1           28.00          28.00          0.00       0.00        0.00
AKIN, GUMP, STRAUSS, HAUER & FELD LLP    0000004485         1      579,406.71     579,406.71          0.00       0.00        0.00
ALA MOANA HOTEL                          0000000145         4        6,394.00       6,394.00          0.00       0.00        0.00
ALASKA COMMUNICATIONS SYSTEMS            0000005719         1          122.45         122.45          0.00       0.00        0.00
ALEXIS PARK RESORT AND SPA               0000003085         1       29,430.00      29,430.00          0.00       0.00        0.00
ALL ABOUT HAWAII                         0000001894         1        3,000.00       3,000.00          0.00       0.00        0.00
ALLIED AVIATION SERVICES INC             0000006836         4       17,308.93      17,824.06       -515.13       0.00        0.00
ALOHA PETROLEUM LTD                      0000000033         1        3,383.07       3,383.07          0.00       0.00        0.00
ALOHA RADIATOR SHOP                      0000001092         1          352.56         352.56          0.00       0.00        0.00
ALOHA TAP & DIE INC                      0000000232         4          667.49         667.49          0.00       0.00        0.00
ALTEON TRAINING LLC                      0000007648         2       52,470.00      52,470.00          0.00       0.00        0.00
AMERICAN AIRLINES INC                    0000000030         1        2,656.00       2,656.00          0.00       0.00        0.00
AMERICAN BUILDING MAINTENANCE            0000003190         8        1,013.00       1,013.00          0.00       0.00        0.00

                                                                                                                 Database: EPPROD



----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     HAWAIIAN                                  Hawaiian Airlines, Inc.                                  Page No.           2
[OMITTED]  AIRLINES                             Payables Aging by Vendor - Summary                            Run Date  08/05/2003
Report ID:  HAL-D013                                 Aged as of July 31, 2003                                 Run Time 6:01:06 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                             I   N   V   O   I   C   E      A   M   O   U   N   T   S

                                                         Nbr of
Vendor Name                              Vendor ID       Invcs          Total           0-29         30-59      60-89         90+
--------------------------------------   -----------     ------   -----------    -----------    ----------   --------    --------

AMERICAN CASTING & MFG CORP              0000000147         1          110.00         110.00          0.00       0.00        0.00
AMERICAN SAMOA GOVERNMENT                0000001132         6       13,658.00      13,658.00          0.00       0.00        0.00
AMPCO SYSTEMS PARKING                    0000001113         1          954.00         954.00          0.00       0.00        0.00
ANHEUSER BUSCH SALES OF HAWAII INC       0000000133         1        2,842.00       2,842.00          0.00       0.00        0.00
APPLIED GRAPHICS INC                     0000004998         7          434.36         434.36          0.00       0.00        0.00
ARAMARK UNIFORM SERVICES INC             0000001122         3          174.75         174.75          0.00       0.00        0.00
ARGO TECH COPR                           0000000163         1        1,695.30       1,695.30          0.00       0.00        0.00
ARROWHEAD MOUNTAIN SPRING WATER          0000001045         1           34.89          34.89          0.00       0.00        0.00
AT&T                                     0000001139        10       34,038.02      34,038.02          0.00       0.00        0.00
AUM TECH INC                             0000006869         2        8,310.80       8,310.80          0.00       0.00        0.00
AUTOMOTIVE PARTS DISTRIBUTOR INC         0000003679         8          475.21         475.21          0.00       0.00        0.00
AUTOMOTIVE SUPPLY CENTER LTD             0000000146         1           15.12          15.12          0.00       0.00        0.00
AVAYA INC                                0000005700         1          194.34         194.34          0.00       0.00        0.00
AV-EX AVIATION EXCELLENCE                0000003650        11       10,011.08      10,011.08          0.00       0.00        0.00
AVIATION SAFEGUARDS LAX                  0000005619         4        9,506.03       9,506.03          0.00       0.00        0.00
AVID AIRLINE PRODUCTS                    0000000162         4       10,217.00       1,900.00      8,142.00     175.00        0.00
AVION GRAPHICS INC                       0000000123         4          782.00         782.00          0.00       0.00        0.00
AVIOSUPPORT INC                          0000000837         3          538.60         538.60          0.00       0.00        0.00
BA LE SANDWICH SHOP                      0000002387       104       29,932.70      29,932.70          0.00       0.00        0.00
BAGGAGE CLAIMERS INC THE                 0000007672         3          802.00         802.00          0.00       0.00        0.00
BARRY CONTROLS AEROSPACE                 0000001159         2            0.00           0.00          0.00       0.00        0.00
BE AEROSPACE                             0000001087         2            0.00           0.00          0.00       0.00        0.00
BEST WESTERN GROSVENOR HOTEL             0000001729         1           79.94          79.94          0.00       0.00        0.00
BETTER BRANDS LTD                        0000000296         1        3,875.00       3,875.00          0.00       0.00        0.00
BIG ISLAND AUTO PARTS INC                0000000295         4          286.32         286.32          0.00       0.00        0.00
BILL THOMAS ASSOCIATES                   0000000291         4        5,077.92       5,077.92          0.00       0.00        0.00
BONAIR LINEN                             0000006019         3          313.02         313.02          0.00       0.00        0.00
BREWER ENVIRONMENTAL INDUSTRIES LLC      0000000267         1          674.47         674.47          0.00       0.00        0.00
BRICE MANUFACTURING CO INC               0000000274         3          688.82           0.00         10.20       6.80      602.22
BRINKS INCORPORATED                      0000001031         2          568.83         568.83          0.00       0.00        0.00
BRITAX AIRCRAFT INTERIOR SYSTEMS         0000006522         1         -276.25           0.00          0.00    -276.25        0.00
BROOKHURST INC                           0000003864         2           89.36          89.36          0.00       0.00        0.00

                                                                                                                 Database: EPPROD



----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     HAWAIIAN                                  Hawaiian Airlines, Inc.                                  Page No.           3
[OMITTED]  AIRLINES                             Payables Aging by Vendor - Summary                            Run Date  08/05/2003
Report ID:  HAL-D013                                 Aged as of July 31, 2003                                 Run Time 6:01:06 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                             I   N   V   O   I   C   E      A   M   O   U   N   T   S

                                                         Nbr of
Vendor Name                              Vendor ID       Invcs          Total           0-29         30-59      60-89         90+
--------------------------------------   -----------     ------   -----------    -----------    ----------   --------    --------

BUDGET COLOR LITHO INC                   0000005025         1        1,104.17       1,104.17          0.00       0.00        0.00
BYTEWARE INC                             0000002944         2        1,181.09         558.33          0.00     622.76        0.00
C & H DISTRIBUTORS INC                   0000000053         1          512.06         512.06          0.00       0.00        0.00
CAISSE DE PREVOYANCE SOCIALE             0000003170         2        6,486.22       4,593.44          0.00   l,892.78        0.00
CCH INC                                  0000000301         1          945.36         945.36          0.00       0.00        0.00
CELESTE INDUSTRIES CORP                  0000000322         6        8,935.50       2,310.00          0.00       0.00    6,625.50
CENTERSCALE AUTOMATION HAWAII INC        0000003222         1          233.85         233.85          0.00       0.00        0.00
CENTURY COMPUTERS INC                    0000005174         1          273.44         273.44          0.00       0.00        0.00
CERIDIAN BENEFIT SERVICES                0000004883         3          857.33         857.33          0.00       0.00        0.00
CERTIFIED AVIATION SERVICES INC          0000005934         1          270.00         270.00          0.00       0.00        0.00
CHARLES ENTERPRISES                      0000003867         1          243.00         243.00          0.00       0.00        0.00
CITIZENS UTILITIES CO                    0000001199         4        2,995.82       2,995.82          0.00       0.00        0.00
CITY & COUNTY OF HONOLULU                0000000335         3          743.25         743.25          0.00       0.00        0.00
CITY MILL CO LTD                         0000001202         6          587.30         587.30          0.00       0.00        0.00
CITY SERVICES COURIER INC                0000007019         1          474.00         474.00          0.00       0.00        0.00
CLARK COUNTY DEPT OF AVIATION            0000000250         3         -209.00        -209.00          0.00       0.00        0.00
CLEANING SERVICES PLUS                   0000004106         2       17,281.63      17,281.63          0.00       0.00        0.00
COAST GATEWAY HOTEL                      0000007645         2       41,650.81      41,650.81          0.00       0.00        0.00
COCA COLA BOTTLING CO                    0000001208         4        1,848.60       1,848.60          0.00       0.00        0.00
COCO PALM PICTURES CORP                  0000003414         5       39,011.59      39,011.59          0.00       0.00        0.00
COMPUTER PRESENTATIONS AND TRAINING INC  0000006143         1        2,000.00       2,000.00          0.00       0.00        0.00
CONCENTRA MEDICAL CENTERS                0000000989         3        1,942.28       1,942.28          0.00       0.00        0.00
CREATIVE MARKETING CONCEPTS              0000003107         1        2,764.39       2,764.39          0.00       0.00        0.00
CROWNE PLAZA LAX                         0000004522         1       10,027.92      10,027.92          0.00       0.00        0.00
CUTTER FORD/ISUZU INC                    0000002371         1           64.89          64.89          0.00       0.00        0.00
D & J SPECIALTIES                        0000002024         5        4,090.27          55.19      4,035.08       0.00        0.00
D C ELECTRIC INC                         0000000352         1           32.81          32.81          0.00       0.00        0.00
____O INC                                0000002 80                    209.78         209.78          0.00       0.00        0.00
DASH PACIFIC CORP                        0000001747         1          229.17         229.17          0.00       0.00        0.00
DATELINE MEDIA INC                       0000007694         5          645.84         645.84          0.00       0.00        0.00
DEFENSE FINANCE AND ACCOUNTING SERVICE   0000007566         1       24,850.40      24,850.40          0.00       0.00        0.00
DELTA AIRLINES INC                       0000001233        14      116,750.31     115,840.31        910.00       0.00        0.00

                                                                                                                 Database: EPPROD




----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     HAWAIIAN                                  Hawaiian Airlines, Inc.                                  Page No.           4
[OMITTED]  AIRLINES                             Payables Aging by Vendor - Summary                            Run Date  08/05/2003
Report ID:  HAL-D013                                 Aged as of July 31, 2003                                 Run Time 6:01:06 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                             I   N   V   O   I   C   E      A   M   O   U   N   T   S

                                                         Nbr of
Vendor Name                              Vendor ID       Invcs          Total           0-29         30-59      60-89         90+
--------------------------------------   -----------     ------   -----------    -----------    ----------   --------    --------

DELYSE INC                               0000006733         2        5,320.43       5,320.43          0.00       0.00        0.00
DHL DANZAS AIR & OCEAN                   0000007681         1          -36.00         -36.00          0.00       0.00        0.00
DHL WORLDWIDE EXPRESS                    0000001235         1           18.20          18.20          0.00       0.00        0.00
DIAGNOSTIC LABORATORY SERVICES INC       0000000408         3          815.00         815.00          0.00       0.00        0.00
DIAMOND PARKING INC                      0000003147         1          920.00         920.00          0.00       0.00        0.00
DMV RENEWAL                              0000001236         1           51.00          51.00          0.00       0.00        0.00
DOUBLETREE HOTEL SACRAMENTO              0000007075         1       21,066.86      21,066.86          0.00       0.00        0.00
DOW LOHNES & ALBERTSON LLC               0000000424         7       17,049.99      17,049.99          0.00       0.00        0.00
DRIESSEN AIRCRAFT INTERIOR SYSTEMS       0000001241         3        4,315.00       4,315.00          0.00       0.00        0.00
DRIESSEN SERVICES INC                    0000006673         1       10,545.00      10,545.00          0.00       0.00        0.00
DUST TEX HON INC                         0000007686         1          110.75         110.75          0.00       0.00        0.00
DYNAMIC AIR INC                          0000000437         8        5,051.46       5,051.46          0.00       0.00        0.00
E D POWER CO                             0000007020         2        6,390.89       6,390.89          0.00       0.00        0.00
EASTERN AERO MARINE                      0000000541        10        2,281.76       2,281.76          0.00       0.00        0.00
EDO FIBER SCIENCE                        0000007326         1          266.00         266.00          0.00       0.00        0.00
EDS CORP                                 0000001753         1        1,258.92       1,258.92          0.00       0.00        0.00
ELECTRICAL EQUIPMENT CO LTD              0000000442         1          167.96         167.96          0.00       0.00        0.00
ELITE LINE SERVICE INC                   0000007069         1        2,181.21       2,181.21          0.00       0.00        0.00
EMERY WORLDWIDE                          0000001252         5          895.78         895.78          0.00       0.00        0.00
EMSS INC                                 0000003108         1          110.66         110.66          0.00       0.00        0.00
ENTERPRISE RENT A CAR - MSP              0000004874         1          142.16         142.16          0.00       0.00        0.00
ERNST & YOUNG CORPORATE FINANCE LLC      0000007690         1       43,556.20      43,556.20          0.00       0.00        0.00
EXACT COPIES PRINTING & DESIGN           00000031_0         3          647.92       1,200.00          ____       0.00        0.00
EXECAIR                                  000000____         7       47,351.00           0.00          ____  18,270.00        ____
EXPANETS                                 0000006417         1           24.48          24.48          0.00       0.00        0.00
FARWEST TAXI CABS                        0000005039         1          208.00         208.00          0.00       0.00        0.00
FEDERAL AVIATION ADMINISTRATION          0000001262         1          386.00         386.00          0.00       0.00        0.00
FEDERAL EXPRESS CORP                                                 3,485.94       3,485.94          0.00       0.00        0.00
FERRO UNION HAWAII INC                   0000004640         1          103.70         103.70          0.00       0.00        0.00
FORD & HARRISON LLP                      0000007214         1          518.00         518.00          0.00       0.00        0.00
FORTBRAND SERVICES INC                   0000004087         5       42,022.00           0.00     42,022.00       0.00        0.00
FOWLER CONSTRUCTION                      0000003725         2        9,775.43       9,775.43          0.00       0.00        0.00

                                                                                                                 Database: EPPROD




----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     HAWAIIAN                                  Hawaiian Airlines, Inc.                                  Page No.           5
[OMITTED]  AIRLINES                             Payables Aging by Vendor - Summary                            Run Date  08/05/2003
Report ID:  HAL-D013                                 Aged as of July 31, 2003                                 Run Time 6:01:06 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                             I   N   V   O   I   C   E      A   M   O   U   N   T   S

                                                         Nbr of
Vendor Name                              Vendor ID       Invcs          Total           0-29         30-59      60-89         90+
--------------------------------------   -----------     ------   -----------    -----------    ----------   --------    --------

GARYS SERVICE INC                        0000000015         1           15.29          15.29          0.00       0.00        0.00
GATE SAFE INC                            0000006577         5        6,877.00      24,967.00    -18,090.00       0.00        0.00
GATEGOURMET                              0000005043        63     -588,496.14     241,316.57   -794,353.50 -35,459.21        0.00
GKP FIRE EXTINGUISHER SERVICE            0000006096         1           44.79          44.79          0.00       0.00        0.00
GLOBEGROUND NORTH AMERICA                0000006480         7      125,607.44     125,607.44          0.00       0.00        0.00
GOODRICH AEROSTRUCTURES GROUP            0000006691         1       79,873.92      79,873.92          0.00       0.00        0.00
GOODYEAR TIRE & RUBBER COMPANY           0000006744         1       11,426.65      11,426.65          0.00       0.00        0.00
HACIENDA HOTEL AT LAX                    0000001994         2        6,175.39       6,175.39          0.00       0.00        0.00
HALIIMAILE GENERAL STORE                 0000005313         1        1,850.00       1,850.00          0.00       0.00        0.00
HAMILTON STANDARD                        0000001312         1        8,800.00       8,800.00          0.00       0.00        0.00
HAMILTON SUNDSTRAND                      0000005507         1       60,758.27      60,758.27          0.00       0.00        0.00
HANSAIR LOGISTICS INC                    0000000426         2          216.00         216.00          0.00       0.00        0.00
HARDWARE HAWAII TRUE VALUE               0000007342                    258.96         258.96          0.00       0.00        0.00
HARLAN CORP                              0000000420         3        1,795.00       1,795.00          0.00       0.00        0.00
HATFIELD LAUNDRY AND DEVELOPMENT         0000007254        12          452.79         452.79          0.00       0.00        0.00
HAWAII AUTOMATED FUELS NETWORK           0000007255         1          728.10         728.10          0.00       0.00        0.00
HAWAII BIO WASTE SYSTEMS INC             0000003818         1           44.52          44.52          0.00       0.00        0.00
HAWAII FUELING FACILITIES CO             0000001301         3       89,923.34      89,923.34          0.00       0.00        0.00
HAWAII PAPER PRODUCTS INC                0000000618         1           82.03          82.03          0.00       0.00        0.00
HAWAII PETROLEUM INC                     0000007279         1          102.75         102.75          0.00       0.00        0.00
HAWAII PRINCE HOTEL & GOLF CLUB          0000002622         6        8,757.66       7,548.76          0.00   1,208.90        0.00
HAWAII STATIONERY CO LTD                 0000000___         2        1,327.57       1,327.57          0.00       0.00        0.00
HAWAII VISITORS & CONVENTION BUREAU      0000000390         1          100.00         100.00          0.00       0.00        0.00
HAWAIIAN AIRLINES INC                    000000____                    402.65         402.65          0.00       0.00        0.00
HAWAIIAN ISLES WATER CO                  0000002975        13          218.36         218.36          0.00       0.00        0.00
HAWAIIAN LIFT TRUCK INC                  0000001307         3          214.73         214.73          0.00       0.00        0.00
HAWAIIAN NATURAL WATER COMPANY           0000006876         1           47.40          47.40          0.00       0.00        0.00
_______________________                  __________         _         _______        _______          0.00       0.00        0.00
HEWLETT PACKARD                          __________         1       17,594.13           0.00     17,594.13       0.00        0.00
HOAKA PLANT RENTAL AND SALES             0000004991         1          260.00         260.00          0.00       0.00        0.00
HOLIDAY INN PORTLAND AIRPORT             0000001636         1       15,449.55      15,449.55          0.00       0.00        0.00
HOLIDAY INN SELECT SEATTLE - RENTON      0000006584        16        3,917.64       3,917.64          0.00       0.00        0.00

                                                                                                                 Database: EPPROD




----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     HAWAIIAN                                  Hawaiian Airlines, Inc.                                  Page No.           6
[OMITTED]  AIRLINES                             Payables Aging by Vendor - Summary                            Run Date  08/05/2003
Report ID:  HAL-D013                                 Aged as of July 31, 2003                                 Run Time 6:01:06 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                             I   N   V   O   I   C   E      A   M   O   U   N   T   S

                                                         Nbr of
Vendor Name                              Vendor ID       Invcs          Total           0-29         30-59      60-89         90+
--------------------------------------   -----------     ------   -----------    -----------    ----------   --------    --------

HONEYWELL INC                            0000005148        25       84,307.73       5,182.00    25,002.08   54,123.65        0.00
HONOLULU AIRPORT HOTEL                   0000003073         5        1,374.07       1,278.51        95.56        0.00        0.00
HONOLULU PLUMBING CO LTO                 0000007541         2          266.50         266.50         0.00        0.00        0.00
HOST MARRIOTT SERVICES CORP              0000000485         8       12,005.22      12,005.22         0.00        0.00        0.00
HPM BUILDlNG SUPPLY                      0000000491         2           52.07          52.07         0.00        0.00        0.00
HUNTLEIGH USA CORP                       0000001993         3       15,576.57      15,576.57         0.00        0.00        0.00
HYATT REGENCY PHOENIX                    0000007145         1       35,640.00      35,640.00         0.00        0.00        0.00
HYATT REGENCY SAN FRANCISCO AIRPORT      0000001661         1       13,503.80      13,503.80         0.00        0.00        0.00
HYDRA-AIR PACIFIC INC                    0000000466         3          133.93         133.93         0.00        0.00        0.00
INCOM INC                                0000001759         1          156.25         156.25         0.00        0.00        0.00
INDUSTRIAL CHEMICALS AND LUBRICANTS INC  0000000503         1          830.72         830.72         0.00        0.00        0.00
INFLOW INC                               0000007257         1        3,154.71       3,154.71         0.00        0.00        0.00
INNERWALL INC                            0000007192         1          634.50         634.50         0.00        0.00        0.00
INSTANT WEB COMPANIES                    0000005626         1        2,906.76       2,906.76         0.00        0.00        0.00
INTERACT NETWORK INC                     0000003726         1       46,600.00      46,600.00         0.00        0.00        0.00
INTERNATIONAL BUSINESS MACHINES CORP     0000000417         1       39,928.02      39,928.02         0.00        0.00        0.00
INWEST EXPRESS                           0000006800         1           20.00          20.00         0.00        0.00        0.00
ISLAND FENCE INC                         0000001340         1          126.04         126.04         0.00        0.00        0.00
ISLAND FILTERS INC                       0000000452         2        1,089.76         468.97       620.79        0.00        0.00
ISLAND MAlD INC                          0000006078         6        1,061.28       1,061.28         0.00        0.00        0.00
J & J INTERNATICNAL TRANSPORT INC        0000006980        10        3,736.50       3,736.50         0.00        0.00        0.00
J L DELIVERY SERVICE INC                 0000007149         4        5,166.66       5,166.66         0.00        0.00        0.00
JEPPESEN SANDERSON                       0000000542         1         -114.00        -114.00         0.00        0.00        0.00
_____________________                    __________         1           19.10           0.00        19.10        0.00        0.00
JOHN HENRY DELIVERS                      0000000505         1           70.00          70.00         0.00        0.00        0.00
JOHNSON BROS OF HAWAII INC               0000000401         2        2,600.00       1,300.00     1,300.00        0.00        0.00
K R ANDERSON CO INC                      0000000527         1          190.80         190.80         0.00        0.00        0.00
_____________________                    __________         _        ________       ________         ____        ____        ____
KAHAN INDUSTRIES WEST CORP               0000001811         1           30.90          30.90         0.00        0.00        0.00
KAUAI AUTOMATED FUELS NETWORK INC        0000007291         1          218.96         218.96         0.00        0.00        0.00
KAUAI BAGGAGE SERVICE                    0000001359         1        2,931.76       2,931.76         0.00        0.00        0.00
KAUAI OFFICE EQUIPMENT INC               0000000446         2           48.17          48.17         0.00        0.00        0.00

                                                                                                                 Database: EPPROD




----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     HAWAIIAN                                  Hawaiian Airlines, Inc.                                  Page No.           7
[OMITTED]  AIRLINES                             Payables Aging by Vendor - Summary                            Run Date  08/05/2003
Report ID:  HAL-D013                                 Aged as of July 31, 2003                                 Run Time 6:01:06 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                             I   N   V   O   I   C   E      A   M   O   U   N   T   S

                                                         Nbr of
Vendor Name                              Vendor ID       Invcs          Total           0-29         30-59      60-89         90+
--------------------------------------   -----------     ------   -----------    -----------    ----------   --------    --------

KENS BAGGAGE & FROZEN FOOD STORAGE       0000000547         1           12.00          12.00          0.00       0.00        0.00
KENT'S KEYS                              0000000559         2          584.37         584.37          0.00       0.00        0.00
KILGO A L CO INC                         0000001365         2           86.40          86.40          0.00       0.00        0.00
KIRKHILL AIRCRAFT PARTS CO               0000001369         4        1,056.20       1,056.20          0.00       0.00        0.00
KIYOS TRANSMISSION SERVICE               0000000740         1          319.57         319.57          0.00       0.00        0.00
KONA ABRASIVES                           0000000572         2          125.19         125.19          0.00       0.00        0.00
KONA INDUSTRIES INC                      0000000435         1          437.48         437.48          0.00       0.00        0.00
KOOLAU AVIATION SERVICES                 0000006005         1        1,178.81       1,178.81          0.00       0.00        0.00
KPMG LLP                                 0000007684         1       48,864.00      48,864.00          0.00       0.00        0.00
LABELMASTER                              0000000699                    194.75         194.75          0.00       0.00        0.00
LANAKILA REHABILITATION CENTER           0000007534         1          174.87         174.87          0.00       0.00        0.00
LARRYS AUTO PARTS INC                    0000004129         7          418.98         418.98          0.00       0.00        0.00
LAW OFFICE OF MARSHALL ASHLEY PC         0000000700         5          201.20         201.20          0.00       0.00        0.00
LAX TWO CO                               0000000684         1       56,801.25      56,801.25          0.00       0.00        0.00
LOS ANGELES AIRPORT HILTON               0000001637         2           88.96          88.96          0.00       0.00        0.00
M & M AEROSPACE HARDWARE INC             0000000673         2          350.00         350.00          0.00       0.00        0.00
MAGOOS AUTO PARTS                        0000000594         5           65.39          65.39          0.00       0.00        0.00
MAGUIRE BEARING CO LTD                   0000000668         1          692.46         692.46          0.00       0.00        0.00
MAINTEC                                  0000004536         1          348.94         348.94          0.00       0.00        0.00
MALOLO BEVERAGES &SUPPLIES LTD           0000000597         5        3,616.20       3,616.20          0.00       0.00        0.00
MANCHU WOK                               0000005613         2          172.51         172.51          0.00       0.00        0.00
MARR HIPP JONES & PEPPER                 0000003427         7       12,397.02       3,662.18      8,734.84       0.00        0.00
MATSON NAVIGATION CO INC                 0000000867         1          908.00         908.00          0.00       0.00        0.00
_________________________                __________         _        1,112.19       1,112.19          0.00       0.00        0.00
MAUI FIRE CONTROL INC                    0000001778         1          130.21         130.21          0.00       0.00        0.00
MAUI SODA & ICE WORKS LTD                0000003513         3          444.79         444.79          0.00       0.00        0.00
MBI ENTERPRISES INC                      0000007108         3        1,114.00       1,114.00          0.00       0.00        0.00
_________________________                __________         _          111.79         111.79          0.00       0.00        0.00
MCMASTER ---- SUPPLIES                   0000000813         5          416.64         416.64          0.00       0.00        0.00
MCNEIL WILSON COMMUNICATIONS INC         0000002255         1       14,583.33      14,583.33          0.00       0.00        0.00
MEADOW GOLD DAIRIES                      0000000942        11        9,373.68       9,373.68          0.00       0.00        0.00
MED LIFE SERVICES                        0000006451         2        1,499.99       1,499.99          0.00       0.00        0.00

                                                                                                                 Database: EPPROD




----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     HAWAIIAN                                  Hawaiian Airlines, Inc.                                  Page No.           8
[OMITTED]  AIRLINES                             Payables Aging by Vendor - Summary                            Run Date  08/05/2003
Report ID:  HAL-D013                                 Aged as of July 31, 2003                                 Run Time 6:01:06 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                             I   N   V   O   I   C   E      A   M   O   U   N   T   S

                                                         Nbr of
Vendor Name                              Vendor ID       Invcs          Total           0-29         30-59      60-89         90+
--------------------------------------   -----------     ------   -----------    -----------    ----------   --------    --------

MEDAIRE INC                              0000001780         6        5,478.75       5,478.75          0.00       0.00        0.00
MENEHUNE WATER CO INC                    0000000670        21        4,724.32       4,668.32         56.00       0.00        0.00
MERCURY AIR GROUP                        0000004031         4       50,162.97      46,139.97          0.00       0.00    4,023.00
MICHAEL LEWIS COMPANY                    0000007396        14        4,727.49       4,727.49          0.00       0.00        0.00
MICHELIN AIRCRAFT TIRE CORP              0000001655         1       20,291.31      20,291.31          0.00       0.00        0.00
MOOG INC                                 0000000583         1        2,783.40       2,783.40          0.00       0.00        0.00
MOORE USA                                0000000650         8            0.03           0.00          0.00       0.03        0.00
MORELLA RENO                             0000001796         1           69.06           0.00          0.00      69.06        0.00
MOUNTAIN MIST                            0000005824         1           10.88          10.88          0.00       0.00        0.00
MR SANDMAN INC                           0000000656         1          103.13         103.13          0.00       0.00        0.00
MSC INDUSTRIAL                           0000000952         1            3.60           3.60          0.00       0.00        0.00
NAPA AUTO PARTS                          0000006713         2          125.07          46.40         78.67       0.00        0.00
NAPA HAWAIIAN WAREHOUSE INC              0000006986         2           41.72          41.72          0.00       0.00        0.00
NEXTEL COMMUNICATIONS                    0000004163         1          241.20         241.20          0.00       0.00        0.00
NORDISK AVIAITION PRODUCTS INC           0000005505         _        5,898.35       5,898.35          0.00       0.00        0.00
NORTHWEST AIRLINES INC                   0000001426        17      -37,520.80      36,204.20    -70,585.00       0.00   -3,140.00
NUVITE CHEMICAL COMPOUNDS CORP           0000006787         1        1,864.50       1,864.50          0.00       0.00        0.00
OAHU SALES INC                           0000001798         1          687.32         687.32          0.00       0.00        0.00
OAKWOOD CORPORATE HOUSING                0000005724         2        5,477.25       5,477.25          0.00       0.00        0.00
OCEANIC CABLEVISION                      0000000625         1        1,435.41       1,435.41          0.00       0.00        0.00
OFFICE DEPOT                             0000000039         _        1,434.56       1,434.56          0.00       0.00        0.00
OGDEN GROUND SERVICES INC                0000004557         1          585.67         585.67          0.00       0.00        0.00
ONE DAY SIGNS & SILKSCREEN               0000001440         1          241.67         241.67          0.00       0.00        0.00
_________________________                __________         _          ______         ______          0.00       0.00        0.00
OTTERBOURG STEINDLER HOUSTON & ROSEN     0000007683         1      l86,104.88     l86,104.88          0.00       0.00        0.00
OUTRIGGER HOTELS HAWAII                  0000000633         1           64.62          64.62          0.00       0.00        0.00
OUTRIGGER WAILEA RESORT                  0000003783         4          853.27         853.27          0.00       0.00        0.00
PAC ELECTRIC                             __________                  8,273.97       8,273.97          0.00       0.00        0.00
PACIFIC AIR INDUSTRIES                   0000000612         1          526.24           0.00        526.24       0.00        0.00
PACIFIC BELL                             0000000059         2          891.00         891.00          0.00       0.00        0.00
PACIFlC BUSINESS MACHINES INC            0000000622         1          135.42         135.42          0.00       0.00        0.00
PACIFIC FIRE PROTECTION INC              0000000596         1           29.95          29.95          0.00       0.00        0.00

                                                                                                                 Database: EPPROD




----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     HAWAIIAN                                  Hawaiian Airlines, Inc.                                  Page No.           9
[OMITTED]  AIRLINES                             Payables Aging by Vendor - Summary                            Run Date  08/05/2003
Report ID:  HAL-D013                                 Aged as of July 31, 2003                                 Run Time 6:01:06 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                             I   N   V   O   I   C   E      A   M   O   U   N   T   S

                                                         Nbr of
Vendor Name                              Vendor ID       Invcs          Total           0-29         30-59      60-89         90+
--------------------------------------   -----------     ------   -----------    -----------    ----------   --------    --------

PACIFIC GLOVES AND SERVICE LLC           0000006399         3          469.00         469.00          0.00       0.00        0.00
PACIFIC JOBBERS WAREHOUSE, INC           0000002502         7          787.61         787.61          0.00       0.00        0.00
PACIFIC SERVICE & DEVELOPMENT CORP       0000000921         4          228.77         228.77          0.00       0.00        0.00
PACIFIC WIRELESS COMMUNICATIONS          0000005773         2          994.79         994.79          0.00       0.00        0.00
PAINE FIELD AIRPORT                      0000007655         1          272.00         272.00          0.00       0.00        0.00
PAN AMERICAN TOOL CORP                   0000001457         2          111.50         111.50          0.00       0.00        0.00
PAPERSOURCE HAWAII INC                   0000002738         1          185.67         185.67          0.00       0.00        0.00
PARADISE BAKERY - SKY HARBOR             0000004240         3          766.34         310.38          0.00     350.72      105.24
PAS A DIVISION OF RUSSELL ASSOCIATES     0000000089         3        2,845.10       2,845.10          0.00       0.00        0.00
PASCUA TRANS & TOURS                     0000001871         1        1,942.12       1,942.12          0.00       0.00        0.00
PAUL WEISS RIFKIND WHARTON & GARRISON    0000002189         1      206,803.17     206,803.17          0.00       0.00        0.00
PAUL'S YELLOW CAB CO INC                 0000007023         1          345.00         345.00          0.00       0.00        0.00
PLAZA HOTEL                              0000001475         1           83.56          83.56          0.00       0.00        0.00
POLYNESIAN HOSPITALITY                   0000002968         1          356.95         356.95          0.00       0.00        0.00
PORT OF PORTLAND                         0000001477         2       63,487.06      63,487.06          0.00       0.00        0.00
PORT OF SEATTLE                          0000000928         2       88,076.77      88,076.77          0.00       0.00        0.00
PRESSURE STANDARD                        0000001481         1           78.00          78.00          0.00       0.00        0.00
PWC HAWAII CORPORATION                   0000001935         1          664.29         664.29          0.00       0.00        0.00
QWEST                                    0000005785         4        1,057.39       1,057.39          0.00       0.00        0.00
R & K REFRIGERATION SERVICE              0000005100         3          511.12         511.12          0.00       0.00        0.00
R DIXON SPEAS ASSOCIATES INC             __________         _       21,233.33      21,233.33          0.00       0.00        0.00
RAINBOW INDUSTRIAL LAUNDRY INC           0000007588         4        1,195.66       1,195.66          0.00       0.00        0.00
RAPID RETURN DELIVERY SERVICE            0000003553         1           14.70          14.70          0.00       0.00        0.00
RASCO SUPPLY                             __________                   -150.14           0.00       -150.14       0.00        0.00
REDLINE                                  0000001403         2          598.42         598.42          0.00       0.00        0.00
RELIZON COMPANY THE                      0000005624         5          666.33         666.33          0.00       0.00        0.00
RESTAINO ROBERT                          0000006851         4         -795.28        -795.28          0.00       0.00        0.00
REVA COMM                                0000006873                  1,406.25       1,406.24          0.00       0.00        0.00
RIVER CITY DELIVERY                      000000l500         3        1,263.90       1,263.90          0.00       0.00        0.00
RL WORLD SERVICE                         0000007359         1          372.00         372.00          0.00       0.00        0.00
ROBERTS HAWAII TOURS INC                 0000000762         4          684.20         684.20          0.00       0.00        0.00
ROCKWELL COLLINS INC                     0000000703         4       99,615.03       1,723.16     97,891.87       0.00        0.00

                                                                                                                 Database: EPPROD




----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     HAWAIIAN                                  Hawaiian Airlines, Inc.                                  Page No.          10
[OMITTED]  AIRLINES                             Payables Aging by Vendor - Summary                            Run Date  08/05/2003
Report ID:  HAL-D013                                 Aged as of July 31, 2003                                 Run Time 6:01:06 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                             I   N   V   O   I   C   E      A   M   O   U   N   T   S

                                                         Nbr of
Vendor Name                              Vendor ID       Invcs          Total           0-29         30-59      60-89         90+
--------------------------------------   -----------     ------   -----------    -----------    ----------   --------    --------

ROLLS ROYCE                              0000004871         5        1,114.10         350.10          0.00     306.00      458.00
ROTO ROOTER SERVICES COMPANY             0000000768         1          204.15         204.15          0.00       0.00        0.00
ROYAL LAUNDRY                            0000000753        11          413.22         413.22          0.00       0.00        0.00
RUBBER STAMP ONE DAY SERVICE INC         0000006252         1           25.76          25.76          0.00       0.00        0.00
RYDER TRUCK RENTAL                       0000001504         1          407.53         407.53          0.00       0.00        0.00
SABRE TECHNOLOGY SOLUTIONS INC           0000002261         1        6,240.00       6,240.00          0.00       0.00        0.00
SAFETY SYSTEMS HAWAII INC                0000001506         i          526.56         526.56          0.00       0.00        0.00
SAGE PARTS                               0000003166         1          655.00         655.00          0.00       0.00        0.00
SAMOA BROADCASTING                       0000001847         1          295.20         295.20          0.00       0.00        0.00
SAMOA MARKETING INC                      0000000048         6          718.90         718.90        150.00    -150.00        0.00
SBC                                      0000007464         4          416.38         416.38          0.00       0.00        0.00
SBI AND COMPANY INC                      0000007442                 87,981.80      87,981.80          0.00       0.00        0.00
SCIS AIR SECURITY CORPORATION            0000006667         7        3,386.87       3,386.87          0.00       0.00        0.00
SEA TAC MANAGERS ASSOC                   0000001512         1          225.12           0.00          0.00       0.00      225.12
SEAL DYNAMICS INC                        0000000713         1        1,402.71       1,402.71          0.00       0.00        0.00
SEATAC FUEL FACILITIES LLC               0000007063         3        4,280.47       4,280.47          0.00       0.00        0.00
SENETICS                                 0000003014         1          187.50           0.00        187.50       0.00        0.00
SENSANO & ASSOCIATES                     0000001517         1          416.00         416.00          0.00       0.00        0.00
SERVICE PERFORMANCE CORP                 0000006440         1        4,405.72       4,405.72          0.00       0.00        0.00
SHAKER EXPRESS                           0000006726         5        4,489.37       4,489.37          0.00       0.00        0.00
SHASTA _____ SUPPLY                      0000007013         2          179.11         179.11          ____       ____        0.00
SHERATON GATEWAY HOTEL                   0000001524         2        1,186.12           0.00          0.00   1,186.12        0.00
SHRED IT                                 0000004483         3          405.25         405.25          0.00       0.00        0.00
SIDESTEP INC                             __________         1          702.00         702.00          0.00       0.00        0.00
SIERRA AVIATION CORP                     0000001025         1        4,083.69       4,083.69          0.00       0.00        0.00
SIERRA PACIFIC SUPPLY COMPANY INC        0000007707         1           31.50          31.50          0.00       0.00        0.00
SIGNATURE FLIGHT SUPPORT                 0000000839         1           73.66          73.66          0.00       0.00        0.00
SKY CHEFS INC                            0000001583         _            ____           ____          ____       ____        ____
SNAP ON TOOLS CO                         0000000781         3          337.10         337.10          0.00       0.00        0.00
SNAP ON TOOLS CORP                       0000006011         1            0.33           0.33          0.00       0.00        0.00
SOBEL WESTEX HAWAII                      0000005606         4        1,471.86       1,471.86          0.00       0.00        0.00
SOCIETY FOR HUMAN RESOURCES              0000002171         1           60.00          60.00          0.00       0.00        0.00

                                                                                                                 Database: EPPROD




----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     HAWAIIAN                                  Hawaiian Airlines, Inc.                                  Page No.          11
[OMITTED]  AIRLINES                             Payables Aging by Vendor - Summary                            Run Date  08/05/2003
Report ID:  HAL-D013                                 Aged as of July 31, 2003                                 Run Time 6:01:06 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                             I   N   V   O   I   C   E      A   M   O   U   N   T   S

                                                         Nbr of
Vendor Name                              Vendor ID       Invcs          Total           0-29         30-59      60-89         90+
--------------------------------------   -----------     ------   -----------    -----------    ----------   --------    --------

SOUTHERN WINE & SPIRITS OF HAWAII        0000001537         1        3,300.00       3,300.00          0.00       0.00        0.00
SPARKLETTS WATER                         0000002987         1           52.40          52.40          0.00       0.00        0.00
SPECIALITY BULB CO INC                   0000000897         6        1,420.52       1,420.52          0.00       0.00        0.00
SPECTRA-TONE PAINT OF HAWAII INC         0000005041         2           46.12          46.12          0.00       0.00        0.00
SPEEDISHUTTLE                            0000001870         1           27.74          27.74          0.00       0.00        0.00
SPRINT                                   0000000950         1            6.98           6.98          0.00       0.00        0.00
STANDARD MOTORS & MARINE SUPPLY          0000001540        22          912.68         912.68          0.00       0.00        0.00
STANDARD REGISTER CO                     0000000763        14       49,790.59      49,790.59          0.00       0.00        0.00
STARR AIRCRAFT PRODUCTS INC              0000002753         3        6,113.00       6,113.00          0.00       0.00        0.00
STARR SEIGLE MCCOMBS                     0000002389         2        1,736.14       1,736.14          0.00       0.00        0.00
STATE OF HAWAII                          0000000242         7       27,469.90      27,469.90          0.00       0.00        0.00
STATE TIRE & REPAIR INC                  0000000731         1          630.52         630.52          0.00       0.00        0.00
STERLING COURIER SYSTEMS INC             0000001550         1        2,689.20       2,689.20          0.00  10,286.55        0.00
STRATACDM                                0000006146         2       10,286.55           0.00          0.00     202.71        0.00
SUCCESS ADVERTISING                      0000006703        11        4,444.28       4,241.57          0.00       0.00        0.00
SUPERSHUTTLE LOS ANGELES INC             0000004484         5          600.00         600.00          0.00       0.00        0.00
SUPERSHUTTLE OF SAN FRANCISCO INC        0000001902         1           65.00          65.00          0.00       0.00        0.00
SUTTER HOME WINERY                       0000001557         1        4,725.00       4,725.00          0.00       0.00        0.00
SWISSPORT USA INC                        0000005533        14      -64,436.80     -17,206.80    -47,230.00       0.00        0.00
T & W CONVERTERS INC                     0000006520         1          792.00         792.00          0.00       0.00        0.00
TAR___ TAILORS INC                       0000000801         9        5,514.50       5,514.50          0.00       0.00        0.00
TEL INSTRUMENT ELECTRONICS CORP          0000000855         1           38.00          38.00          0.00       0.00        0.00
TERMINIX INTERNATIONAL CO LP             0000001109         1        1,003.14       1,003.14          0.00       0.00        0.00
THE BOEING COMPANY                       0000002318       180      111,010.30     104,648.62      2,118.16       ____        0.00
TIME WARNER TELECOM                      0000006264         1          429.96         429.96          0.00       0.00        0.00
TOLEDO SCALE HAWAII                      0000001574         2          177.08         177.08          0.00       0.00        0.00
TRANS PACIFIC AIR SERVICE CORP           0000005705         3        3,000.00           0.00      2,000.00       0.00    2,000.00
TRAVEL TRADING CO                        0000001079         3       10,000.00           0.00      8,000.00       0.00    2,000.00
TRI CLEANERS                             0000001579         1          148.30         148.30          0.00       0.00        0.00
TRIPLE F DISTRIBUTING                    0000004545         1        1,939.80       1,939.80          0.00       0.00        0.00
TUCSON LUGGAGE EXPRESS                   0000003521         2           49.00          49.00          0.00       0.00        0.00
UNICORP SYSTEMS INC                      0000006003         3          136.50         136.50          0.00       0.00        0.00

                                                                                                                 Database: EPPROD




----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     HAWAIIAN                                  Hawaiian Airlines, Inc.                                  Page No.          12
[OMITTED]  AIRLINES                             Payables Aging by Vendor - Summary                            Run Date  08/05/2003
Report ID:  HAL-D013                                 Aged as of July 31, 2003                                 Run Time 6:01:06 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                             I   N   V   O   I   C   E      A   M   O   U   N   T   S

                                                         Nbr of
Vendor Name                              Vendor ID       Invcs          Total           0-29         30-59      60-89         90+
--------------------------------------   -----------     ------   -----------    -----------    ----------   --------    --------

UNITED AUTO PARTS INC                    0000001588         4           51.13          51.13          0.00         0.00      0.00
UNITED STATES POSTAL SERVICE             0000001885         1          325.00         325.00          0.00         0.00      0.00
UNITED STATES TRUSTEE                    0000002584         1      -10,000.00     -10,000.00          0.00         0.00      0.00
UNITED TECHNOLOGIES CORP                 0000000774         1       -1,120.24      -1,120.24          0.00         0.00      0.00
UNITEK ENVIRONMENTAL SERVICES            0000001591         1          393.23         393.23          0.00         0.00      0.00
UNITEK SOLVENT SERVICES INC              0000006030         2          239.63         239.63          0.00         0.00      0.00
US IMMIGRATION & NATURALIZATION          0000001596         1       68,607.00      68,607.00          0.00         0.00      0.00
US INDUSTRIAL TOOL & SUPPLY              0000002447         1          126.00         126.00          0.00         0.00      0.00
USA NET INC                              0000006289         1          702.00         702.00          0.00         0.00      0.00
V & S TRANSPORTATION INC                 0000006058         2        1,196.57       1,196.57          0.00         0.00      0.00
VERIZON HAWAII INC                       0000005544         2          322.76         322.76          0.00         0.00      0.00
VERIZON INTERNET SOLUTIONS               0000005551         2          187.10         187.10          0.00         0.00      0.00
VF SOLUTIONS                             0000007155         4         -251.43           0.00          0.00      -251.43      0.00
VILLALOBOS CLEANING SERVICE              0000007468         1          295.00         295.00          0.00         0.00      0.00
VOLCANO ORCHIDS INC                      0000000759        32        1,871.39       1,871.39          0.00         0.00      0.00
VOLUME SERVICES                          0000001607         1          476.51         476.51          0.00         0.00      0.00
VOLVO AERO SERVICES LP                   0000006280         4        9,400.00       9,400.00          0.00         0.00      0.00
WACKENHUT CORP                           0000001190         2      -85,805.64      14,194.36          0.00  -100,000.00      0.00
WAGNER CHOI & EVERS                      0000005835         9       48,546.63      48,546.63          0.00         0.00      0.00
WAILUKU TIRE CENTER                      0000002291         3          204.23         204.23          0.00         0.00      0.00
WATSON WYATT                             0000000___         _       11,831.00           0.00     11,831.00         0.00      0.00
WEBER AIRCRAFT INC                       0000004501         4        5,615.55       5,615.55          0.00         0.00      0.00
WELLINGTON SIGNS & GRAPHICS INC          0000006679         2        1,380.00       1,380.00          0.00         0.00      0.00
WENCOR WEST INC                          0000001616        16          852.78         852.78          0.00         0.00      0.00
WESCO AIRCRAFT HARDWARE CORP             0000000824         3          396.00         396.00          0.00         0.00      0.00
WESTCOAST GATEWAY HOTEL                  0000000912         _        1,062.18       1,062.18          0.00         0.00      0.00
WESTERN STATES MAINTENANCE &             0000000930         1          600.53         600.53          0.00         0.00      0.00
WINGS ___________ CO INC                 0000000856         1          180.00         180.00          0.00         0.00      0.00
WORLDWIDE FLIGHT SERVICES INC            0000004090         3       12,507.55      12,507.55          0.00         0.00      0.00
WSE GROUP INC                            0000004868         1           55.75          55.75          0.00         0.00      0.00
WYNDHAM HOTEL SEATAC                     0000005457         1           83.07          83.07          0.00         0.00      0.00
XPEDX                                    0000002616         7       13,140.35      13,140.35          0.00         0.00      0.00

                                                                                                                 Database: EPPROD




----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     HAWAIIAN                                  Hawaiian Airlines, Inc.                                  Page No.          13
[OMITTED]  AIRLINES                             Payables Aging by Vendor - Summary                            Run Date  08/05/2003
Report ID:  HAL-D013                                 Aged as of July 31, 2003                                 Run Time 6:01:06 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: HWN                                             I   N   V   O   I   C   E      A   M   O   U   N   T   S

                                                         Nbr of
Vendor Name                              Vendor ID       Invcs          Total           0-29         30-59      60-89         90+
--------------------------------------   -----------     ------   -----------    -----------    ----------   --------    --------

YOUNG SCALE CO                           0000000739         2          223.96         223.96          0.00         0.00      0.00
ZEE MEDICAL SERVICE                      0000001635         5        2,571.75       2,571.75          0.00         0.00      0.00
                 Business Unit Total                    1,605    2,778,073.42   3,546,513.75   -713,501.41   -69,712.60 14,773.68

                                                                                                                 Database: EPPROD




----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     HAWAIIAN                                  Hawaiian Airlines, Inc.                                  Page No.          14
[OMITTED]  AIRLINES                             Payables Aging by Vendor - Summary                            Run Date  08/05/2003
Report ID:  HAL-D013                                 Aged as of July 31, 2003                                 Run Time 6:01:06 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: PR                                              I   N   V   O   I   C   E      A   M   O   U   N   T   S

                                                         Nbr of
Vendor Name                              Vendor ID       Invcs          Total           0-29         30-59      60-89         90+
--------------------------------------   -----------     ------   -----------    -----------    ----------   --------    --------

ASSOCIATION OF FLIGHT ATTENDANTS         PR00000007         1       24,804.00      24,804.00          0.00       0.00        0.00
INTERNATIONAL ASSOCIATION OF MACHINISTS  PRO0000036         2       53,521.20      53,521.20          0.00       0.00        0.00
WATT HARVEY W & CO                       PR00000104         1        1,230.38       1,230.38          0.00       0.00        0.00
                 Business Unit Total                        4       79,555.58      79,555.58          0.00       0.00        0.00

                                                                                                                 Database: EPPROD




----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     HAWAIIAN                                  Hawaiian Airlines, Inc.                                  Page No.          15
[OMITTED]  AIRLINES                             Payables Aging by Vendor - Summary                            Run Date  08/05/2003
Report ID:  HAL-D013                                 Aged as of July 31, 2003                                 Run Time 6:01:06 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: REV                                             I   N   V   O   I   C   E      A   M   O   U   N   T   S

                                                         Nbr of
Vendor Name                              Vendor ID       Invcs          Total           0-29      30-59       60-89         90+
--------------------------------------   -----------     ------   -----------       --------  ----------   --------    --------

AIR FIJI LIMITED                         0000002449         1          221.30           0.00      0.00         0.00        221.30
AKRON CANTON REGIONAL AIRPORT            CAK                2            0.00           0.00      0.00         0.00          0.00
BISMARCK MUNICIPAL AlRPORT               BIS                1           -4.42          -4.42      0.00         0.00          0.00
BRAINERD CROW WING CTY/WIELAND FLD       BRD                1           -2.92           0.00      0.00         0.00         -2.92
CHERRY CAPITAL AIRPORT                   TVC                2            0.00           0.00      0.00         0.00          0.00
CORSE AIR INTERNATIONAL                  0000002372         1          315.37           0.00      0.00         0.00        315.37
EASTERN AIRWAYS                          0000002079         2          601.94           0.00      0.00         0.00        601.94
MANCHESTER AIRPORT                       MHT                1           -5.84           0.00     -5.84         0.00          0.00
MBS INTERNATIONAL AIRPORT                MBS                2            0.00           0.00      5.84         0.00         -5.84
PANAMA CITY-BAY COUNTY                   PFN                1           -2.92           0.00      0.00         0.00         -2.92
PANDA TRAVEL                             0000000100     3,102    1,432,076.14         267.30      0.00   202,718.16  1,229,090.68
SAN LUIS VALLEY REGIONAL AIRPORT         ALS                2           -5.84          -2.92      0.00         0.00         -2.92
SARASOTA BRADENTON                       SRQ                2           -5.76           0.00      0.00         0.00         -5.76
SAVANNAH INTL AIRPORT                    SAV                4           -4.34           0.00      0.00         0.00         -4.34
VACATIONS-HAWAII INC                     0000000177         6       35,800.00           0.00      0.00         0.00     35,800.00
YAMPA VALLEY AIRPORT                     HDN                1           -5.84           0.00      0.00         0.00         -5.84
                 Business Unit Total                    3,131    1,468,976.87         259.96      0.00   202,718.16  1,265,998.75

                 PRE-PETITION                                   (1,102,154.97)          -          -           -    (1,102,154.97)
                                                                -------------       --------    ------  ----------- --------------

                 POST-PETITION                                     366,821.90         259.96       -     202,718.16    163,843.78
                                                                -------------       --------    ------  ----------- --------------



                                                                                                                 Database: EPPROD


      [LOGO OMITTED] Bank of Hawaii              Statement of Account

      Last statement: June 30, 2003              Account: 0001-042424
      This statement: July 15, 2003              Page 1 of 23
      Total days in statement period: 15         Number of Enclosures: (732)

                                                 Direct inquiries to:
                                                 888-643-3888
      HAWAIIAN AIRLINES INC
      COLLECTION ACCOUNT                         BANK OF HAWAII
      ATTN K RILEY                               P.O. BOX 2900
      CORPORATE BANKING 297                      HONOLULU HI 96846
      BANK OF HAWAII




      ---------------------------------------------------------------

      AS PART OF OUR NEW AND STREAMLINED BANKING SYSTEM, YOUR ACCOUNT STATEMENT HAS A "NEW LOOK." PLEASE READ THE ENCLOSED INSERT WITH MORE INFORMATION ABOUT THE HIGHLIGHTS AND CHANGES ON YOUR NEW STATEMENT.

      ---------------------------------------------------------------



Analyzed Business Checking
      Account number    0001-042424     Beginning balance             $35.00
      Enclosures                732     Total additions        32,493,370.23
      Low balance             $0.00     Total subtractions     32,493,405.23
                                                               -------------
      Average balance   $412,645.19     Ending balance                  $.00

   DEBITS
      Date     Description                                      Subtractions
      ----------------------------------------------------------------------
      07-01    Automatic Transfer                               2,881,704.45
                 CONCENTRATION TRANSFER
      ----------------------------------------------------------------------
      07-01    Deposited Item Rtned                                    25.00
                 RETURN ITEM CHARGEBACK
      ----------------------------------------------------------------------
      07-01    ACH Debit                                               35.00
                 HONOLULU STN PAX TELECHECK 030630 1990148
                 896
      ----------------------------------------------------------------------
      07-02    Automatic Transfer                               4,424,054.77
                 CONCENTRATION TRANSFER
      ----------------------------------------------------------------------
      07-02    ACH Debit                                            1,380.08
                 DISCOVER BUS SVC SETTLEMENT 030628 6011016
                 01001736
      ----------------------------------------------------------------------
      07-02    ACH Debit                                            1,069.86
                 DISCOVER BUS SVC SETTLEMENT 030628 6011016
                 01001736
      ----------------------------------------------------------------------
      07-03    Automatic Transfer                               1,457,135.92
                 CONCENTRATION TRANSFER
      ----------------------------------------------------------------------
      07-03    Debit Memo                                             150.00
      ----------------------------------------------------------------------
      07-03    ACH Debit                                               53.65
                 CLARKE AMERICAN CHK ORDER 030628 YY0U294
                 10351100
      ----------------------------------------------------------------------
      07-07    Deposited Item Rtned                                   794.97

[LOGO OMITTED] Bank of Hawaii
------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.

2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.

3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service
     Fee/Maintenance Fee (if any)).

4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).

5.   DAILY BALANCE includes all activity up to and including that date.

6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.

------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
------------------------------------------------------------------------------
 This worksheet will assist you in balancing your account.

     Ending balance reflected on this statement:                 $____________

     Add deposits and transfers to this account; not yet reflected on this statement:
         $_______________  $_______________
         $_______________  $_______________
         $_______________  $_______________                   +) $____________

     Sub-Total:                                               =  $____________

     Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
         $_______________  $_______________  $_______________
         $_______________  $_______________  $_______________
         $_______________  $_______________  $_______________ -) $____________

     Current Account Balance (For checking accounts, this amount should
     equal your checkbook register balance.)                  =  $____________
------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
------------------------------------------------------------------------------
 In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

          o    Your name and account number
          o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
          o    Date and dollar amount of the suspected error

 We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
------------------------------------------------------------------------------
 FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
------------------------------------------------------------------------------
 If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3688
                (TTY for the hearing impaired: l-888-643-9888)
                         American Samoa: 684-633-4226
                       Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
------------------------------------------------------------------------------
MEMBER FDIC                                                             [LOGO]
                                                                     [OMITTED]
                                                             EQUAL OPPORTUNITY
DDA-719 (7-2003)                                                        LENDER

      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                     Page 2 of 23
      July 15, 2003                                              0001-042424

      Date     Description                                      Subtractions
      ----------------------------------------------------------------------
      07-07    Debit Memo                                             450.00
      ----------------------------------------------------------------------
      07-08    Deposit Adjustment                                     150.00
      ----------------------------------------------------------------------
      07-08    Deposit Adjustment                                     115.00
      ----------------------------------------------------------------------
      07-08    Automatic Transfer                               8,502,566.69
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028588
      ----------------------------------------------------------------------
      07-09    Deposited Item Rtned                                    72.00
      ----------------------------------------------------------------------
      07-09    ACH Debit                                              125.00
                 JCBI HI BKCD DEPST 200307 0001290766
      ----------------------------------------------------------------------
      07-09    ACH Debit                                               65.98
                 CLARKE AMERICAN CHK ORDER 030705 YY6866400351100
      ----------------------------------------------------------------------
      07-09    ACH Debit                                                9.23
                 JCBI HI BKCD M DSC 200307 0001370758
      ----------------------------------------------------------------------
      07-09    Automatic Transfer                               4,274,621.09
                 TRANSFER To CONCENTRATION ACCOUNT
                 0001028588
      ----------------------------------------------------------------------
      07-10    Deposited Item Rtned                                   676.09
      ----------------------------------------------------------------------
      07-10    Automatic Transfer                               1,361,111.93
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028588
      ----------------------------------------------------------------------
      07-11    Deposited Item Rtned                                   240.00
      ----------------------------------------------------------------------
      07-l1    Debit Memo                                             200.00
      ----------------------------------------------------------------------
      07-l1    ACH Debit                                               67.00
                 HONOLULU STN PAX TELECHECK 030711 1990148896
      ----------------------------------------------------------------------
      07-l1    Automatic Transfer                               1,236,061.71
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028588
      ----------------------------------------------------------------------
      07-14    Debit Memo                                             300.00
      ----------------------------------------------------------------------
      07-14    ACH Debit                                               26.86
                 JCBI HI BKCD M DSC 200307 0001370758
      ----------------------------------------------------------------------
      07-14    ACH Debit                                                4.62
                 JCBI HI BKCD M DSC 200307 0001370758
      ----------------------------------------------------------------------
      07-14    ACH Debit                                                2.05
                 JCBI HI BKCD M DSC 200307 0001290857
      ----------------------------------------------------------------------
      07-l4    Automatic Transfer                               4,601,374.39
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028588
      ----------------------------------------------------------------------
      07-l5    Automatic Transfer                               3,748,761.89
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028588


   CREDITS
      Date     Description                                         Additions
      ----------------------------------------------------------------------
      07-01    Customer Deposit              00000000336           74,982.34
      ----------------------------------------------------------------------
      07-01    Customer Deposit              00000000335           36,273.85
      ----------------------------------------------------------------------
      07-01    Customer Deposit              00000000636            7,340.76
      ----------------------------------------------------------------------
      07-01    Customer Deposit              00000000424            5,325.00
      ----------------------------------------------------------------------
      07-01    Customer Deposit              00000000424            4,536.00
      ----------------------------------------------------------------------
      07-01    Customer Deposit              00000000424            3,693.00
      ----------------------------------------------------------------------
      07-01    Customer Deposit              00000000441            3,491.20

   [LOGO OMITTED] Bank of Hawaii

   HAWAIIAN AIRLINES INC                                        Page 3 of 23
   July 15, 2003                                                 0001-042424


   Date        Description                                         Additions
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000451            2,983.61
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000431            2,851.58
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000422            2,408.40
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000424            2,251.98
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000424            2,164.40
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000631            2,050.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000424            1,915.34
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000441            1,882.02
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000441            1,817.20
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000441            1,704.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000422            1,455.48
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000451            1,396.68
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000424            l,385.56
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000424            1,326.76
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000422            1,143.73
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000679            1,132.44
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000431            1,117.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000681            1,099.87
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000424              987.16
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000431              987.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000424              950.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000679              802.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000431              713.16
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000424              711.08
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000441              695.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000441              692.00
    ------------------------------------------------------------------------
   07-01       Customer Deposit              00000000422              653.53
    ------------------------------------------------------------------------
   07-01       Customer Deposit              00000000424              586.50
    ------------------------------------------------------------------------
   07-01       Customer Deposit              00000000441              573.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000441              550.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000441              544.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000424              450.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000422              446.42
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000442              408.06
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000441              395.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000432              353.77
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000445              341.24
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000336              285.12
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000681              248.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000424              247.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000424              221.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000336              194.69
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000424              193.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000422              182.78
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000679              174.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000681              154.66
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000452               73.38
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000424               50.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000424               45.00
   -------------------------------------------------------------------------
   07-01       Customer Deposit              00000000444                3.22

   [LOGO OMITTED] Bank of Hawaii

   HAWAIIAN AIRLINES INC                                        Page 4 of 23
   July 15, 2003                                                 0001-042424

   Data        Description                                         Additions
   -------------------------------------------------------------------------
   07-01       Wire Transfer Credit          08866415830        1,821,871.00
                 BOH FUNDS TRANSFER 070103 0307010
                 00977702 TEBC OF 03 /07/01
   -------------------------------------------------------------------------
   07-01       Wire Transfer Credit          08866417476          820,806.96
                 BOH FUNDS TRANSFER 070103 0307010
                 01953702
   -------------------------------------------------------------------------
   07-01       Wire Transfer Credit          08866415373           13,412.48
                 BOH FUNDS TRANSFER 070103 0307010
                 00209702 000000000
   -------------------------------------------------------------------------
   07-01       ACH Credit                    08866313606           38,767.07
                 DISCOVER BUS SVC SETTLEMENT 030628 6011016
                 01001736
   -------------------------------------------------------------------------
   07-01       ACH Credit                    08866316352            3,000.51
                 ALA MOANA TICKET TELECHECK 030701 0571251
                 7
   -------------------------------------------------------------------------
   07-01       ACH Credit                    08866316356            1,308.08
                 KAHULUI PAX NO 4 TELECHECK 030701 0577140
                 5
   -------------------------------------------------------------------------
   07-01       ACH Credit                    08866316261            1,104.98
                 HILO PASSENGER 4 TELECHECK 030701 0578160
                 4
   -------------------------------------------------------------------------
   07-01       ACH Credit                    08866316257              500.00
                 KAUAI PASSENGER TELECHECK 030701 0576473
                 1
   -------------------------------------------------------------------------
   07-01       ACH Credit                    08866316355              437.58
                 KAUAI PASSENGER TELECHECK 030701 0576473
                 1
   -------------------------------------------------------------------------
   07-01       ACH Credit                    08866316184              331.00
                 KAUAI PASSENGER TELECHECK 03070l 0576473
                 1
   -------------------------------------------------------------------------
   07-01       ACH Credit                    08866316357              260.00
                 HILO PASSENGER 4 TELECHECK 030701 0578160
                 4
   -------------------------------------------------------------------------
   07-01       ACH Credit                    08866316186              199.00
                 HILO PASSENGER 4 TELECHECK 030701 0578160
                 5
   -------------------------------------------------------------------------
   07-01       ACH Credit                    08866316185              187.00
                 KAHULUI PAX NO 4 TELECHECK 030701 0577140
                 5
   -------------------------------------------------------------------------
   07-01       ACH Credit                    08866316262              104.38
                 KONA KEAHOLE STA TELECHECK 030701 0578160
                 6
   -------------------------------------------------------------------------
   07-01       ACH Credit                    08866316358               81.00
                 KONA KEAHOLE STA TELECHECK  030701 0578160
                 6
   -------------------------------------------------------------------------
   07-01       ACH Credit                    08866316258               72.00
                 KAHULUI PAX     NO 4 TELECHECK 030701 0577140
                 5
   -------------------------------------------------------------------------
   07-01       ACH Credit                    08866316187               45.00
                 KONA KEAHOLE STA TELECHECK 030701 0578160
                 6

   [LOGO OMITTED] Bank of Hawaii

   HAWAIIAN AIRLINES INC                                        Page 5 of 23
   July 15, 2003                                                 0001-042424

   Data        Description                                         Additions
   -------------------------------------------------------------------------
   07-01       ACH Credit                    088663185253               32.38
                 HONOLULU STN PAX TELECHECK 030701 0571251
                 2
   -------------------------------------------------------------------------
   07-01       ACH Credit                    08866316259               20.00
                 MOLOKAI STATION TELECHECK 030701 0577140
                 8
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000335           68,304.59
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000681           56,495.33
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424            5,447.75
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000636            4,478.58
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000441            4,150.47
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000335            3,883.80
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424            3,679.30
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000441            3,595.93
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000451            2,322.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424            2,316.02
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000461            2.225.02
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000431            1,814.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000431            1,673.87
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000655            1,625.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000461            1,407.75
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000461            1,334.28
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000679            1,209.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424            1,173.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424            1,148.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424            1,130.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000422            1,125.81
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000461            1,103.84
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424              995.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000451              991.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000442              990.25
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000679              980.68
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424              913.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424              875.08
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424              817.72
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000679              813.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000461              787.02
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000655              750.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000681              743.04
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000461              715.01
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424              666.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000461              651.38
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000462              557.47
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000422              521.05
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000461              483.38
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000432              477.69
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000681              451.15
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424              450.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000441              450.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000636              367.84
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000679              358.08

   [LOGO OMITTED] Bank of Hawaii

   HAWAIIAN AIRLINES INC                                        Page 6 of 23
   July 15, 2003                                                 0001-042424

   Data        Description                                         Additions
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000462              329.12
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424              324.02
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000441              309.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000461              286.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424              250.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000462              215.04
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424              201.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000929              169.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000431              150.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000445              149.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000461              135.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000452              104.95
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424               75.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424               65.76
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424               50.00
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000444               48.98
   -------------------------------------------------------------------------
   07-02       Customer Deposit              00000000424               25.00
   -------------------------------------------------------------------------
   07-02       Wire Transfer Credit          08866520853        3,253,660.35
                 BOH FUNDS TRANSFER 070203 0307020
                 00340702
   -------------------------------------------------------------------------
   07-02       Wire Transfer Credit          08866521270          798,499.73
                 BOH FUNDS TRANSFER 070203 0307020
                 00582702
   -------------------------------------------------------------------------
   07-02       Wire Transfer Credit          08866520839           76,509.82
                 BOH FUNDS TRANSFER 070203 0307020
                 00309702
   -------------------------------------------------------------------------
   07-02       Wire Transfer Credit          08866520847           14,854.83
                 BOH FUNDS TRANSFER 070203 0307020
                 00324702 SWF OF 03/07/02
   -------------------------------------------------------------------------
   07-02       Wire Transfer Credit          08866520916            2,033.01
                 BOH FUNDS TRANSFER 070203 0307020
                 00639702 CA03070202 6120
   -------------------------------------------------------------------------
   07-02       ACH Credit                    08866462510           32,299.98
                 DlSCOVER BUS SVC SETTLEMENT 030701 6011016
                 01001736
   -------------------------------------------------------------------------
   07-02       ACH Credit                    08866462511           30,685.41
                 DISCOVER BUS WC SETTLEMENT 030701 6011016
                 01001736
   -------------------------------------------------------------------------
   07-02       ACH Credit                    08866462512           21,723.64
                 DISCOVER BUS SETTLEMENT 030701 6011016
                 01001736
   -------------------------------------------------------------------------
   07-02       ACH Credit                    08866474409              984.00
                 KONA KEAHOLE STA TELECHECK 030702 0578160
                 6
   -------------------------------------------------------------------------
   07-02       ACH Credit                    08866474405              701.00
                 KAUAI PASSENGER TELECHECK   030702 0576473
                 1
   -------------------------------------------------------------------------
   07-02       ACH Credit                    08866474402              631.59
                 ALA MOANA TlCKET TELECHECK 030702 0571251
                 7
   -------------------------------------------------------------------------

   [LOGO OMITTED] Bank of Hawaii

   HAWAIIAN AIRLINES INC                                        Page 7 of 23
   July 15, 2003                                                 0001-042424

   Data        Description                                         Additions
   -------------------------------------------------------------------------
   07-02       ACH Credit                    08866474401              611.77
                 HONOLULU STN PAX TELECHECK 030702 0571251
                 2
   -------------------------------------------------------------------------
   07-02       ACH Credit                    08866474408              559.16
                 HILO PASSENGER 4 TELECHECK 030702 0578160
                 4
   -------------------------------------------------------------------------
   07-02       ACH Credit                    08866474406              169.08
                 KAHULUI PAX NO 4 TELECHECK 030702 0577140
                 5
   -------------------------------------------------------------------------
   07-03       Automatic Transfer            20034036160           40,282.23
               CONCENTRATION TRANSFER
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000335           75,870.51
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000681           62,904.29
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000681           12,808.44
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000681            8,282.20
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424            5,829.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000431            3,639.42
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000655            2,763.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000431            2,612.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424            2,448.36
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000441            2,278.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000332            2,212.72
   -------------------------------------------------------------------------
   07-03       Customer Deposit              10000000679            2,198.50
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000652            2,097.35
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000681            2,040.53
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424            2,003.60
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000451            1,953.19
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000451            1,553.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000441            1,301.39
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424            1,283.55
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424            1,085.43
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00001000679            1.017.80
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424              997.26
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424              870.79
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424              741.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000679              633.84
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424              631.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424              573.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000441              518.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000422              516.36
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000441              493.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424              490.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000422              381.17
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424              380.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000441              362.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000452              359.17
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424              349.01
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424              265.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000442              226.38
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000681              170.40
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424              156.00

   [LOGO OMITTED] Bank of Hawaii

   HAWAIIAN AIRLINES INC                                        Page 8 of 23
   July 15, 2003                                                 0001-042424

   Data        Description                                         Additions
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000432              155.58
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424               81.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424               81.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424               81.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000424               81.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000655               75.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000335               72.91
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000335               15.00
   -------------------------------------------------------------------------
   07-03       Customer Deposit              00000000679                3.01
   -------------------------------------------------------------------------
   07-03       Wire Trrasfer Credit          00666668968          938,918.22
                 BOH FUNDS TRANSFER 070303 0307030
                 00628702
   -------------------------------------------------------------------------
   07-03       Credit Memo                                        239,775.00
   -------------------------------------------------------------------------
   07-03       Credit Memo                                          1,344.00
   -------------------------------------------------------------------------
   07-03       ACH Credit                    08866611013           17,649.32
                 DISCOVER BUS SVC SETTLEMENT 030702 6011016
                 01001736
   -------------------------------------------------------------------------
   07-03       ACH Credit                    08866631881            4,882.50
                 HAWAIIAN VAC SEC FEES 070203
   -------------------------------------------------------------------------
   07-03       ACH Credit                    08866631490            3,345.11
                 ALA MOANA TICKET TELECHECK 030703 05721251
                 7
   -------------------------------------------------------------------------
   07-03       ACH Credit                    08866631495              822.38
                 KAHULUI PAX NO 4 TELECHECK 030703 0577140
                 5
   -------------------------------------------------------------------------
   07-03       ACH Credit                    08866631494              674.00
                 KAUAI PASSENGER TELECHECK 030703 0576473
                 1
   -------------------------------------------------------------------------
   07-03       ACH Credit                    08866630168              666.00
                 EQUIVA PAYMENTS 030703 0223200
                 0130414
   -------------------------------------------------------------------------
   07-03       ACH Credit                    08866631498              488.00
                 KONA KEAHOLE STA TELECHECK 030703 0578160
                 6
   -------------------------------------------------------------------------
   07-03       ACH Credit                    08866631497             348.00
                 HILO PASSENGER 4 TELECHECK 030703 0578160
                 4
   -------------------------------------------------------------------------
   07-07       Wire Transfer Credit                             2,961,078.87
                 BOH FUNDS TRANSFER 070703 030707000921702
   -------------------------------------------------------------------------
   07-07       ACH Credit                                       1,579,016.57
                 AMERICAN EXPRESS SETTLEMENT 030707 7992400143
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000336          671,861.92
   -------------------------------------------------------------------------
   07-07       ACH Credit                                         338,714.40
                 380100DFAS-DE VENDOR PAY 030703
                 006926901
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000335          128,334.19
   -------------------------------------------------------------------------
   07-07       ACH Credit                                          62,789.08
                 USPS ST. LOUIS CONTRACTS 030707
                 990042880EA0000
   -------------------------------------------------------------------------
   07-07       Wire Transfer Credit                                56,524.84
                 BOH FUNDS TRANSFER 070703 030707000660702

   [LOGO OMITTED] Bank of Hawaii

   HAWAIIAN AIRLINES INC                                        Page 9 of 23
   July 15, 2003                                                 0001-042424

   Data        Description                                         Additions
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000335           53,314.10
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000335           51,893.16
   -------------------------------------------------------------------------
   07-07       Wire Transfer Credit                                39,089.24
                 BOH FUNDS TRANSFER 070703 030707000119702
                 029-OTT-315330
   -------------------------------------------------------------------------
   07-07       ACH Credit                                          35,759.l0
                DlSCOVER BUS SK SETTLEMENT 030703 601101601001736
   -------------------------------------------------------------------------
   07-07       ACH Credit                                          19,618.92
                USPS ST. LOUIS CONTRACTS 030707
                90042880EA40000
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000681           12,550.O0
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000681            7,078.86
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            5,156.96
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000441            5,110.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            5,099.50
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            4,996.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            4,706.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000441            4,614.60
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            4,432.90
   -------------------------------------------------------------------------
   07-07       ACH Credit                                           3,914.55
                 ALA MOANA TICKET TELECHECK 030707 05712517
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000006814            3,841.25
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000431            3,672.68
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            3,658.35
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000451            3,329.80
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000451            3,153.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000335            3,117.46
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller                                   2,980.39
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000442            2,860.23
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            2,816.65
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000679            2,713.02
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            2,587.87
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000451            2,503.22
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            2,415.03
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            2,170.26
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            2,143.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            2,081.18
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,973.78
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000431            1,949.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000679            1,870.88
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,860.38
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,851.45
   -------------------------------------------------------------------------
   07-07       ACH Credit                                           1,833.00
                 KAHULUI PAX 4 TELECHECK 030707 05771405
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,783.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,767.70
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000431            1,759.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000679            1,750.13
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000441            1,726.38
   -------------------------------------------------------------------------
   07-07       Wire Transfer Credi                                  1,692.50
                 BOH FUNDS TRANSFER 070703  030707000520702

   [LOGO OMITTED] Bank of Hawaii

   HAWAIIAN AIRLINES INC                                       Page 10 of 23
   July 15, 2003                                                 0001-042424

   Data        Description                                         Additions
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000441            1,682.75
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,633.03
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000431            1,624.32
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,581.20
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,538.07
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,449.06
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000451            1,425.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000679            1,377.30
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,326.38
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000451            1,310.36
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,282.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,271.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000681            1,257.76
   -------------------------------------------------------------------------
   07-07       ATM Deposit                   00000000424            1,256.62
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,214.00
   -------------------------------------------------------------------------
   07-07       ACH Cedit                                            1,213.00
                 HILO PASSENGER 4 TELECHECK 030707 05781604
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,200.38
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,188.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000451            1,105.00
   -------------------------------------------------------------------------
   07-07       ACH Credit                                           1,079.50
                 KAHULUI PAX NO 4 TELECHECK 030707 05771405
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000431            1,068.08
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000441            1,064.25
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,047.60
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000441            1,017.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,016.51
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424            1,013.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000441            1,009.46
   -------------------------------------------------------------------------
   07-07       ACH Credit                                           1,001.68
                 HILO PASSENGER 4 TELECHECK 030707 05781604
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              999.40
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000461              972.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Taller            00000000424              965.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000461              958.03
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000451              911.31
   -------------------------------------------------------------------------
   07-07       ACH Credit                                             880.00
                 KAUAl PASSENGER TELECHECK 030707 05764731
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000451              820.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000442              801.63
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000431              801.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              779.20
   -------------------------------------------------------------------------
   07-07       ACH Credit                                             764.16
                 KONA KEAHOLE STA TELECHECK 030707 05781606
   -------------------------------------------------------------------------
   07-07       ACH Credit                                             722.10
                 ALA MOANA TlCKET TEECHECK 030707 05712517
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000441              701.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000441              648.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              645.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              627.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            OOO00000424              617.00

   [LOGO OMITTED] Bank of Hawaii

   HAWAIIAN AIRLINES INC                                       Page 11 of 23
   July 15, 2003                                                 0001-042424

   Data        Description                                         Additions
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000441               613.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              605.24
   -------------------------------------------------------------------------
   07-07       ATM Deposit                   00000000424              578.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000441              555.00
   -------------------------------------------------------------------------
   07-07       ATM Deposit                   00000000442              547.76
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              528.79
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              509.08
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              500.76
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              490.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              485.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              458.17
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              438.00
   -------------------------------------------------------------------------
   07-07       Customer Deposit              00000000445              434.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              409.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000442              404.70
   -------------------------------------------------------------------------
   07-07       ATM Deposit                   00000000422              404.70
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              391.38
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              391.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000441              359.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              325.25
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              323.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000452              317.10
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              315.79
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000441              314.00
   -------------------------------------------------------------------------
   07-07       ACH Credit                                             288.00
                 KAUAI PASSENGER TELECHECK 030707 05764731
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              267.00
   -------------------------------------------------------------------------
   07-07       Customer Deposit              00000000444              258.00
   -------------------------------------------------------------------------
   07-07       ACH Credit                                             256.00
                 KONA KEAHOLE STA TELECHECK 030307 05781606
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              250.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              250.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              250.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              250.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              248.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000441              241.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              238.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              237.00
   -------------------------------------------------------------------------
   07-07       Customer Deposit              00000000455              226.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000441              222.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000336              213.86
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000452              210.92
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000462              206.10
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              205.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              203.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              197.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000431              181.08
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              178.08
   -------------------------------------------------------------------------
   07-07       Customer Deposit              00000000445              176.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000424              162.00
   -------------------------------------------------------------------------
   07-07       Deposit Non Teller            00000000432              161.62

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                    Page 12 of 23
July 15, 2003                                                                                              0001-042424

Date                        Description                                                                      Additions
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                           153.00
----------------------------------------------------------------------------------------------------------------------
07-07                       ACH Credit                                                                          150.00
                            HONOLULU STN PAX TELECHECK 030707 05712512
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                           147.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000679                           144.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                           131.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                           125.56
----------------------------------------------------------------------------------------------------------------------
07-07                       Customer Deposit                              00000000445                           124.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000681                           120.60
----------------------------------------------------------------------------------------------------------------------
07-07                       Customer Deposit                              00000000445                           103.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Customer Deposit                              00000000444                           103.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                           100.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                           100.00
----------------------------------------------------------------------------------------------------------------------
07-07                       ATM Deposit                                   00000000424                            95.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                            95.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                            81.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                            75.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                            72.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                            70.14
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000681                            68.16
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                            54.08
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                            48.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                            45.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Customer Deposit                              00000000444                            44.70
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                            43.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Customer Deposit                              00000000444                            34.08
----------------------------------------------------------------------------------------------------------------------
07-07                       Customer Deposit                              00000000444                            32.21
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                            25.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000335                            25.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                            15.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                            15.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000424                            15.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Deposit Non Teller                            00000000336                            15.00
----------------------------------------------------------------------------------------------------------------------
07-07                       Credit Memo                                                                           2.26
                            CDA INT #6000673 06/06 TO 07/06/2003
----------------------------------------------------------------------------------------------------------------------
07-08                       Automatic Transfer                                                               30,307.10
                            TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                                  0034036160
----------------------------------------------------------------------------------------------------------------------
07-08                       Wire Transfer Credit                                                            769,994.71
                            BOH FUNDS TRANSFER 070803 030708000416702
----------------------------------------------------------------------------------------------------------------------
07-08                       Deposit Non Teller                            00000000335                       639,509.05
----------------------------------------------------------------------------------------------------------------------
07-08                       Wire Transfer Credit                                                            625,000.00
                            BOH FUNDS TRANSFER 070803 030708000602702
----------------------------------------------------------------------------------------------------------------------
07-08                       Deposit Non Teller                            00000000681                        57,114.54
----------------------------------------------------------------------------------------------------------------------
07-08                       Deposit Non Teller                            00000000336                        50,427.43
----------------------------------------------------------------------------------------------------------------------
07-08                       Deposit Non Teller                            00000000336                        42,047.67
----------------------------------------------------------------------------------------------------------------------
07-08                       ACH Credit                                                                       28,413.37
                            DISCOVER BUS SVC SETTLEMENT 030704 601101601001736
----------------------------------------------------------------------------------------------------------------------
07-08                       Deposit Non Teller                            00000000424                         5,199.00
----------------------------------------------------------------------------------------------------------------------
07-08                       Deposit Non Teller                            00000000424                         5,164.27
----------------------------------------------------------------------------------------------------------------------
07-08                       Deposit Non Teller                            00000000441                         4,708.14


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                    Page 13 of 23
July 15, 2003                                                                                              0001-042424

Date                        Description                                                                      Additions
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000424                         4,351.37
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000441                         3,458.00
----------------------------------------------------------------------------------------------------------------------
07-08                      ACH Credit                                                                         3,046.76
                           ALA MOANA TICKET TELECHECK 030708 05712517
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000655                         2,375.00
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000451                         2,343.02
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000424                         2,138.78
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000424                         2,018.86
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000424                         1,917.78
----------------------------------------------------------------------------------------------------------------------
07-08                      ACH Credit                                                                         1,853.00
                           KAHULUI PAX NO 4 TELECHECK 030708 05771405
----------------------------------------------------------------------------------------------------------------------
07-08                      ACH Credit                                                                         1,719.08
                           1-800-FLOWERS IN BATCH 070803 16592
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000679                         1,682.00
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000424                         1,652.15
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000431                         1,574.00
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000681                         1,511.20
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000655                         1,500.00
----------------------------------------------------------------------------------------------------------------------
07-08                      ACH Credit                                                                         1,437.38
                           KAHULUI PAX NO 4 TELECHECK 030708 05771405
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000681                         1,380.92
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000422                         1,206.50
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000335                         1,143.69
----------------------------------------------------------------------------------------------------------------------
07-08                      ACH Credit                                                                         1,070.00
                           KONA KEAHOLE STA TELECHECK 030708 05781606
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000431                          1001.16
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000424                           946.00
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000422                           944.19
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000424                           861.60
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000336                           858.31
----------------------------------------------------------------------------------------------------------------------
07-08                      ACH Credit                                                                           806.00
                           HILO PASSENGER 4 TELECHECK 030708 05781604
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000679                           660.94
----------------------------------------------------------------------------------------------------------------------
07-08                      Customer Deposit                               00000000441                           654.00
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000431                           643.00
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000441                           622.00
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000451                           618.71
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000424                           618.00
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000424                           591.38
----------------------------------------------------------------------------------------------------------------------
07-08                      ACH Credit                                                                           558.00
                           KONA KEAHOLE STA TELECHECK 030708 05781606
----------------------------------------------------------------------------------------------------------------------
07-08                      ACH Credit                                                                           521.00
                           KAHULUI PAX NO 4 TELECHECK 030708 05771405
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000679                           456.70
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000441                           438.00
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000424                           425.00
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000424                           424.22
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000424                           411.20
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000424                           368.00
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000424                           336.00
----------------------------------------------------------------------------------------------------------------------
07-08                      Deposit Non Teller                             00000000422                           317.06


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                    Page 14 of 23
July 15, 2003                                                                                              0001-042424

Date                        Description                                                                      Additions
----------------------------------------------------------------------------------------------------------------------
07-08                       Deposit Non Teller                            00000000422                          294.27
----------------------------------------------------------------------------------------------------------------------
07-08                       Deposit Non Teller                            00000000432                          238.56
----------------------------------------------------------------------------------------------------------------------
07-08                       Deposit Non Teller                            00000000442                          194.48
----------------------------------------------------------------------------------------------------------------------
07-08                       Deposit Non Teller                            00000000424                          180.00
----------------------------------------------------------------------------------------------------------------------
07-08                       Deposit Non Teller                            00000000452                          173.92
----------------------------------------------------------------------------------------------------------------------
07-08                       Deposit Non Teller                            00000000424                          150.00
----------------------------------------------------------------------------------------------------------------------
07-08                       Deposit Non Teller                            00000000424                          112.00
----------------------------------------------------------------------------------------------------------------------
07-08                       Deposit Non Teller                            00000000424                          110.00
----------------------------------------------------------------------------------------------------------------------
07-08                       Deposit Non Teller                            00000000336                          107.26
----------------------------------------------------------------------------------------------------------------------
07-08                       ACH Credit                                                                          78.75
                            HILO PASSENGER 4 TELECHECK 030708 05781604
----------------------------------------------------------------------------------------------------------------------
07-08                       ACH Credit                                                                          72.00
                            KAUAI PASSENGER TELECHECK 030708 05764731
----------------------------------------------------------------------------------------------------------------------
07-08                       Customer Deposit                              00000000445                           32.30
----------------------------------------------------------------------------------------------------------------------
07-08                       ACH Credit                                                                          25.00
                            KONA KEAHOLE STA TELECHECK 030708 05781606
----------------------------------------------------------------------------------------------------------------------
07-08                       Customer Deposit                              00000000445                           25.00
----------------------------------------------------------------------------------------------------------------------
07-08                       Deposit Non Teller                            00000000424                           15.00
----------------------------------------------------------------------------------------------------------------------
07-09                       Wire Transfer Credit                                                          3,196,409.95
                            BOH FUNDS TRANSFER 070903 030709000286702
----------------------------------------------------------------------------------------------------------------------
07-09                       Wire Transfer Credit                                                            763,104.96
                            BOH FUNDS TRANSFER 070903 030709000612702
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000335                       104,317.81
----------------------------------------------------------------------------------------------------------------------
07-09                       ACH Credit                                                                       46,497.78
                            DISCOVER BUS SVC SETTLEMENT 030708 601101601001736
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000681                        39,609.97
----------------------------------------------------------------------------------------------------------------------
07-09                       ACH Credit                                                                       29,541.86
                            DISCOVER BUS SVC SETTLEMENT 030708 601101601001736
----------------------------------------------------------------------------------------------------------------------
07-09                       ACH Credit                                                                       18,987.12
                            DISCOVER BUS SVC SETTLEMENT 030708 601101601001736
----------------------------------------------------------------------------------------------------------------------
07-09                       ACH Credit                                                                       12,932.85
                            DISCOVER BUS SVC SETTLEMENT 030708 601101601001736
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000424                         5,189.90
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000424                         4,437.54
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000424                         3,159.48
----------------------------------------------------------------------------------------------------------------------
07-09                       Customer Deposit                              00000000636                         2,636.92
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000335                         2,619.00
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000422                         2,607.09
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000461                         2,571.09
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000441                         2,473.00
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000424                         2,463.20
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000424                         2,186.20
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000441                         2,107.82
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000424                         2,076.36
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000424                         1,983.70
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000655                         1,763.00
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000461                         1,678.01
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000679                         1,640.24
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000461                         1,359.00
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000424                         1,341.00
----------------------------------------------------------------------------------------------------------------------
07-09                       Deposit Non Teller                            00000000424                         1,233.27


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                    Page 15 of 23
July 15, 2003                                                                                              0001-042424

Date                        Description                                                                      Additions
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000461                         1,188.02
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000424                         1,123.68
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000461                         1,086.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000431                         1,072.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000431                           962.00
----------------------------------------------------------------------------------------------------------------------
07-09                      ACH Credit                                                                           936.24
                           ALA MOANA TICKET TELECHECK 030709 05712517
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000424                           748.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000451                           721.97
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000451                           703.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000461                           614.01
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000441                           524.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000461                           506.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000424                           505.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000424                           500.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000424                           490.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000442                           483.18
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000441                           386.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000681                           372.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000461                           356.00
----------------------------------------------------------------------------------------------------------------------
07-09                      ACH Credit                                                                           324.00
                           JCBI HI BKCD DEPST 200307 0001370758
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000424                           322.34
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000424                           316.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Customer Deposit                                                                     300.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000332                           300.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000431                           300.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000452                           296.41
----------------------------------------------------------------------------------------------------------------------
07-09                      ACH Credit                                                                           287.31
                           KAHULUI PAX NO 4 TELECHECK 030709 05771405
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000679                           281.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000432                           228.12
----------------------------------------------------------------------------------------------------------------------
07-09                      ACH Credit                                                                           220.00
                           KAUAI PASSENGER TELECHECK 030709 05764731
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000462                           186.75
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000679                           184.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000422                           177.42
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000462                           177.19
----------------------------------------------------------------------------------------------------------------------
07-09                      Customer Deposit                               00000000444                           148.98
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000681                           139.92
----------------------------------------------------------------------------------------------------------------------
07-09                      Customer Deposit                               00000000445                           124.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000424                            75.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000681                            62.00
----------------------------------------------------------------------------------------------------------------------
07-09                      ACH Credit                                                                            50.00
                           KONA KEAHOLE STA TELECHECK 030709 0576180
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000424                            50.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000424                            50.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000424                            34.08
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000631                            25.00
----------------------------------------------------------------------------------------------------------------------
07-09                      Deposit Non Teller                             00000000424                            25.00


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                    Page 16 of 23
July 15, 2003                                                                                              0001-042424

Date                        Description                                                                      Additions
----------------------------------------------------------------------------------------------------------------------
07-09                      ACH Credit                                                                             3.56
                           JCBI HI BKCD M DSC 200307 0001290766
----------------------------------------------------------------------------------------------------------------------
07-10                      Automatic Transfer                                                                36,575.74
                           TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                           0034036160
----------------------------------------------------------------------------------------------------------------------
07-10                      Wire Transfer Credit                                                             817,144.81
                           BOH FUNDS TRANSFER 071003 030710000706702
----------------------------------------------------------------------------------------------------------------------
07-10                      Credit Memo                                                                      160,025.42
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000335                       114,753.98
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000336                        86,260.94
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000681                        33,734.20
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000336                        26,339.43
----------------------------------------------------------------------------------------------------------------------
07-10                      ACH Credit                                                                        17.971.54
                           DISCOVER BUS SVC SETTLEMENT 030709 601101601001736
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000335                        14,721.32
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                         5,329.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000441                         4,442.92
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                         4,013.62
----------------------------------------------------------------------------------------------------------------------
07-10                      Customer Deposit                               00000000636                         3,374.30
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                         2,770.56
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                         2,544.98
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                         2,499.16
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000679                         2,328.52
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                         2,306.48
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                         1,947.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000441                         1,706.85
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000655                         1,500.00
----------------------------------------------------------------------------------------------------------------------
07-10                      ACH Credit                                                                         1,485.76
                           ALA MOANA TICKET TELECHECK 030710 05712517
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                         1,449.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000679                         1,428.64
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000679                         1,229.18
----------------------------------------------------------------------------------------------------------------------
07-10                      ACH Credit                                                                         1,113.34
                           KONA KEAHOLE STA TELECHECK 030710 05781606
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000431                           986.00
----------------------------------------------------------------------------------------------------------------------
07-10                      ACH Credit                                                                           976.90
                           KAHULUI PAX NO 4 TELECHECK 030710 05771405
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000431                           911.01
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                           861.38
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000422                           814.90
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000681                           770.76
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000679                           727.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                           714.50
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                           674.40
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                           472.27
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                           458.30
----------------------------------------------------------------------------------------------------------------------
07-10                      Credit Memo                                                                          450.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000442                           428.83
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                           357.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000441                           341.95


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                    Page 17 of 23
July 15, 2003                                                                                              0001-042424

Date                        Description                                                                      Additions
----------------------------------------------------------------------------------------------------------------------
07-10                      ACH Credit                                                                           288.42
                           HILO PASSENGER 4 TELECHECK 030710 05781604
----------------------------------------------------------------------------------------------------------------------
07-10                      ACH Credit                                                                           249.00
                           KAUAI PASSENGER TELECHECK 030710 05764731
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                           240.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                           234.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000422                           233.63
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000444                           227.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000432                           209.34
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000431                           200.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                           197.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                           178.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Customer Deposit                               00000000445                           162.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                           135.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000681                           127.80
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                            81.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Adjustment                             00000000424                            33.88
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                            20.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000424                            15.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000336                            15.00
----------------------------------------------------------------------------------------------------------------------
07-10                      Deposit Non Teller                             00000000444                             0.06
----------------------------------------------------------------------------------------------------------------------
07-11                      Automatic Transfer                                                                35,030.18
                           TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                           0034036160
----------------------------------------------------------------------------------------------------------------------
07-11                      Wire Transfer Credit                                                             782,313.71
                           BOH FUNDS TRANSFER 071103 030711000459702
----------------------------------------------------------------------------------------------------------------------
07-11                      ACH Credit                                                                       124,894.52
                           MCI WORLDCOM EFT PAYMNT
                           2006905753
----------------------------------------------------------------------------------------------------------------------
07-11                      Deposit Non Teller                             00000000335                        94,745.00
----------------------------------------------------------------------------------------------------------------------
07-11                      ACH Credit                                                                        53,563.84
                           USPS ST. LOUIS CONTRACTS 030711
                                990042880EAO000
----------------------------------------------------------------------------------------------------------------------
07-11                      ACH Credit                                                                        36,256.82
                           DISCOVER BUS SVC SETTLEMENT 030710 601101601001736
----------------------------------------------------------------------------------------------------------------------
07-11                      Deposit Non Teller                             00000000336                        24,074.37
----------------------------------------------------------------------------------------------------------------------
07-11                      ACH Credit                                                                        12,213.57
                           USPS ST. LOUIS CONTRACTS 030711
                                990042880EA0000
----------------------------------------------------------------------------------------------------------------------
07-11                      Wire Transfer Credit                                                               8,843.41
                           BOH FUNDS TRANSFER 071103 030711000326702
----------------------------------------------------------------------------------------------------------------------
07-11                      Deposit Non Teller                             00000000681                         8,313.45
----------------------------------------------------------------------------------------------------------------------
07-11                      Deposit Non Teller                             00000000681                         6,273.73
----------------------------------------------------------------------------------------------------------------------
07-11                      ACH Credit                                                                         5,732.76
                           ALA MOANA TICKET TELECHECK 030711 05712617
----------------------------------------------------------------------------------------------------------------------
07-11                      Deposit Non Teller                             00000000424                         5,023.00
----------------------------------------------------------------------------------------------------------------------
07-11                      Deposit Non Teller                             00000000424                         3,478.78
----------------------------------------------------------------------------------------------------------------------
07-11                      Deposit Non Teller                             00000000424                         3,059.50
----------------------------------------------------------------------------------------------------------------------
07-11                      Deposit Non Teller                             00000000441                         2,864.93
----------------------------------------------------------------------------------------------------------------------
07-11                      Deposit Non Teller                             00000000424                         2,617.09
----------------------------------------------------------------------------------------------------------------------
07-11                      Deposit Non Teller                             00000000431                         2,357.08


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                    Page 18 of 23
July 15, 2003                                                                                              0001-042424

Date                        Description                                                                      Additions
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000424                         1,995.01
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000424                         1,528.04
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000424                         1,476.00
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000461                         1,244.58
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000679                         1,240.09
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000431                         1,071.90
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000461                         1,026.02
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000441                         1,010.00
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000461                           982.52
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000451                           970.00
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000424                           965.11
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000424                           944.10
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000442                           887.56
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000424                           844.00
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000451                           729.75
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000336                           721.55
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000461                           715.49
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000424                           598.00
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000679                           510.30
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000441                           501.00
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000462                           436.31
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000424                           418.00
----------------------------------------------------------------------------------------------------------------------
07-11                       Customer Deposit                              00000000636                           357.20
----------------------------------------------------------------------------------------------------------------------
07-11                       ACH Credit                                                                          320.00
                            EQUIVA PAYMENTS 030711 02232000131152
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000679                           318.00
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000441                           309.00
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000679                           278.76
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000424                           277.00
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000422                           273.47
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000424                           250.00
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                                                                  247.00
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000432                           226.23
----------------------------------------------------------------------------------------------------------------------
07-11                       ACH Credit                                                                          226.00
                            KAUAI PASSENGER TELECHECK 030711 05764731
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000424                           200.00
----------------------------------------------------------------------------------------------------------------------
07-11                       ACH Credit                                                                          189.00
                            HILO PASSENGER 4 TELECHECK 030711 05781604
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000422                           150.02
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000462                           122.85
----------------------------------------------------------------------------------------------------------------------
07-11                       ACH Credlt                                                                           81.00
                            KAHULUI PAX NO 4 TELECHECK 030711 05771405
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000452                            69.15
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000424                            63.00
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000424                            60.00
----------------------------------------------------------------------------------------------------------------------
07-11                       Customer Deposit                              00000000636                            25.06
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000424                            25.00
----------------------------------------------------------------------------------------------------------------------
07-11                       Deposit Non Teller                            00000000424                            15.00
----------------------------------------------------------------------------------------------------------------------
07-11                       Customer Deposit                              00000000444                            14.90
----------------------------------------------------------------------------------------------------------------------
07-14                       Wire Transfer Credit                                                          2,151,856.82
                            BOH FUNDS TRANSFER 071403 030714000632702


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                    Page 19 of 23
July 15, 2003                                                                                              0001-042424

Date                        Description                                                                      Additions
----------------------------------------------------------------------------------------------------------------------
07-14                      ACH Credit                                                                     1,230,679.82
                           AMERICAN EXPRESS SETTLEMENT 030714 7992400143
----------------------------------------------------------------------------------------------------------------------
07-14                      Wire Transfer Credit                                                             730,840.00
                           BOH FUNDS TRANSFER 071403 030714000600702
                           TEBC OF 03/07/14
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000335                       141,748.83
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000335                       118,828.64
----------------------------------------------------------------------------------------------------------------------
07-14                      ACH Credit                                                                        41,964.79
                           DISCOVER BUS SVC SETTLEMENT 030711 601101601001736
----------------------------------------------------------------------------------------------------------------------
07-14                      Wire Transfer Credit                                                              38,757.33
                           BOH FUNDS TRANSFER 071403 030714000446702
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000681                         7,148.16
----------------------------------------------------------------------------------------------------------------------
07-14                      ACH Credit                                                                         6,339.46
                           AIRLINES REPORTI PAYABLES 071103 A173
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         6,300.00
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         5,846.75
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000441                         5,095.72
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         4,302.10
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         4,262.00
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         3,995.00
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000431                         3,747.00
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000441                         3,621.00
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000431                         3,598.68
----------------------------------------------------------------------------------------------------------------------
07-14                      ATM Deposit                                    00000000424                         3,414.19
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         3,396.10
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         3,186.52
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000451                         3,149.38
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000431                         2,792.00
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         2,699.48
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         2,526.80
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         2,313.78
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000441                         2,266.00
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000655                         2,256.50
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         2,252.50
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000681                         2,029.02
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000451                         2,019.83
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000441                         2,008.15
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000441                         1,855.84
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000679                         1,846.86
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Taller                             00000000681                         1,829.14
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         1,655.06
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         1,479.38
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         1,469.00
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000451                         1,431.50
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         1,418.00
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000431                         1.339.04
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000441                         1,276.00
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         1,133.16
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         1,102.00
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         1,085.38
----------------------------------------------------------------------------------------------------------------------
07-14                      Deposit Non Teller                             00000000424                         1,060.02


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                    Page 20 of 23
July 15, 2003                                                                                              0001-042424

Date                        Description                                                                      Additions
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000461                         1,035.96
----------------------------------------------------------------------------------------------------------------------
07-14                       ACH Credit                                                                        1,034.50
                            KAHULUI PAX NO 4 TELECHECK 030714 05771405
----------------------------------------------------------------------------------------------------------------------
07-14                       ACH Credit                                                                        1,023.00
                            ALA MOANA TICKET TELECHECK 030714 05712517
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           993.19
----------------------------------------------------------------------------------------------------------------------
07-14                       Customer Deposit                              00000000451                           991.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000431                           968.87
----------------------------------------------------------------------------------------------------------------------
07-14                       ACH Credit                                                                          942.56
                            JCB1 HI BKCD DEPST 200307 0001370758
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           934.50
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000679                           933.17
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           923.60
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000679                           916.50
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000431                           889.38
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           868.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000441                           821.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000679                           800.86
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           795.74
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           790.46
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000451                           763.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           724.08
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           717.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000441                           717.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           702.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000442                           678.85
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000441                           674.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           669.50
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000422                           639.88
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000681                           636.52
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           634.16
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000461                           618.41
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000451                           601.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000679                           592.53
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000451                           592.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           589.00
----------------------------------------------------------------------------------------------------------------------
07-14                       ATM Deposit                                   00000000424                           568.00
----------------------------------------------------------------------------------------------------------------------
07-14                       ACH Credit                                                                          522.00
                            KAUAI PASSENGER TELECHECK 030714 05764731
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           504.88
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000441                           441.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           433.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000441                           394.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           383.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           374.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000681                           365.24
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000452                           313.30
----------------------------------------------------------------------------------------------------------------------
07-14                       ACH Credit                                                                          291.74
                            KONA KEAHOLE STA TELECHECK 030714 05781606
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           288.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           285.00


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                    Page 21 of 23
July 15, 2003                                                                                              0001-042424

Date                        Description                                                                      Additions
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           283.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000452                           264.08
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000441                           256.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           250.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           250.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           250.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000432                           245.75
----------------------------------------------------------------------------------------------------------------------
07-14                       ACH Credit                                                                          231.15
                            HILO PASSENGER 4 TELECHECK 030714 05781604
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000441                           226.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Customer Deposit                              00000000445                           209.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000452                           199.82
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000422                           188.03
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           184.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000451                           175.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           172.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000679                           163.22
----------------------------------------------------------------------------------------------------------------------
07-14                       ACH Credit                                                                          162.00
                            JCB1 HI BKCD DEPST 200307 0001370758
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           160.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000462                           129.67
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                           127.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000442                           117.31
----------------------------------------------------------------------------------------------------------------------
07-14                       Customer Deposit                              00000000444                           114.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                            90.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Customer Deposit                              00000000445                            84.08
----------------------------------------------------------------------------------------------------------------------
07-14                       Customer Deposit                              00000000445                            81.80
----------------------------------------------------------------------------------------------------------------------
07-14                       ACH Credit                                                                           72.00
                            JCB1 HI BKCD DEPST 200307 0001290857
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                            60.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                            50.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                            50.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                            46.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                            40.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Customer Deposit                              00000000444                            39.90
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                            25.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                            25.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                            25.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                            25.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                            20.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Customer Deposit                              00000000444                            16.00
----------------------------------------------------------------------------------------------------------------------
07-14                       Deposit Non Teller                            00000000424                             4.00
----------------------------------------------------------------------------------------------------------------------
07-15                       Automatic Transfer                                                               94,349.62
                            TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                                  0034036160
----------------------------------------------------------------------------------------------------------------------
07-15                       Wire Transfer Credit                                                          1,678,645.03
                            BOH FUNDS TRANSFER 071503 030715000714702
                                   000001574
----------------------------------------------------------------------------------------------------------------------
07-15                       Wire Transfer Credit                                                            777,219.54
                            B0H FUNDS TRANSFER 071503 030715000542702
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000336                       742,656.22


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                    Page 22 of 23
July 15, 2003                                                                                              0001-042424

Date                        Description                                                                      Additions
----------------------------------------------------------------------------------------------------------------------
07-15                       Wire Transfer Credit                                                            165,915.22
                            BOH FUNOS TRANSFER 071503 030715000050702
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000335                       105,031.41
----------------------------------------------------------------------------------------------------------------------
07-15                       ACH Credit                                                                       48,412.56
                            MCI WORLDCOM EFT PAYMNT
                                  2005908705
----------------------------------------------------------------------------------------------------------------------
07-15                       ACH Credit                                                                       32,920.92
                            DISCOVER BUS SVC SETTLEMENT 030712 601101601001736
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000336                        30,339.17
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000336                         9,175.32
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000424                         5,645.60
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000424                         4,911.70
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000681                         4,053.00
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000441                         3,557.89
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000424                         3,553.31
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000335                         3,075.08
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000424                         2,383.00
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000652                         2,164.70
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000655                         2,144.50
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000424                         2,068.80
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000424                         2,012.04
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000422                         1,964.56
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000424                         1,950.13
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000424                         1,680.76
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000679                         1,326.26
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000679                         1,287.88
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000451                         1,153.20
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000431                         1,130.44
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000441                         1,087.00
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000431                           958.00
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000424                           908.32
----------------------------------------------------------------------------------------------------------------------
07-15                       Customer Deposit                              00000000445                           904.00
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000424                           904.00
----------------------------------------------------------------------------------------------------------------------
07-15                       ACH Credit                                                                          893.36
                            ALA MOANA TICKET TELECHECK 030715 05712517
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000679                           891.03
----------------------------------------------------------------------------------------------------------------------
07-15                       ACH Credit                                                                          772.00
                            KAUAI PASSENGER TELECHECK 030715 05764731
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000424                           625.00
----------------------------------------------------------------------------------------------------------------------
07-15                       ACH Credit                                                                          573.95
                            HILO PASSENGER 4 TELECHECK 030715 05781604
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000681                           543.44
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000335                           525.00
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000424                           513.00
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000441                           509.00
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000422                           483.68
----------------------------------------------------------------------------------------------------------------------
07-15                       Deposit Non Teller                            00000000424                           468.00
----------------------------------------------------------------------------------------------------------------------
07-15                       ACH Credit                                                                          453.52
                            KONA KEAHOLE STA TELECHECK 030715 05781606
----------------------------------------------------------------------------------------------------------------------
07-15                       ACH Credit                                                                          415.00
                            HONOLULU STN PAX TELECHECK 030715 05712512


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                    Page 23 of 23
July 15, 2003                                                                                              0001-042424

Date                        Description                                                                      Additions
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000424                           413.00
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000441                           402.00
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000422                           401.38
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000424                           396.00
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000424                           347.00
----------------------------------------------------------------------------------------------------------------------
07-15                      ACH Credit                                                                           328.00
                           MOLOKAI STATION TELECHECK 030715 05771408
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000452                           317.83
----------------------------------------------------------------------------------------------------------------------
07-15                      ACH Credit                                                                           315.00
                           KAUAI PASSENGER TELECHECK 030715 05764731
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000336                           307.49
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000451                           298.00
----------------------------------------------------------------------------------------------------------------------
07-15                      ACH Credit                                                                           260.75
                           KAHULUI PAX NO 4 TELECHECK 030715 05771405
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000422                           244.61
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000424                           195.00
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000432                           182.63
----------------------------------------------------------------------------------------------------------------------
07-15                      ACH Credit                                                                           174.00
                           HILO PASSENGER 4 TEIECHECK 030715 05781604
----------------------------------------------------------------------------------------------------------------------
07-15                      ACH Credit                                                                           173.00
                           KAUAI PASSENGER TELECHECK 030715 05764731
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000424                           155.00
----------------------------------------------------------------------------------------------------------------------
07-15                      ACH Credit                                                                           144.00
                           ALA MOANA TICKET TELECHECK 030715 05712517
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000679                           144.00
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000631                            90.00
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000335                            84.24
----------------------------------------------------------------------------------------------------------------------
07-15                      ACH Credit                                                                            75.00
                           KAHULUI PAX NO 4 TELECHECK 030715 05771405
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000424                            51.00
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000442                            43.06
----------------------------------------------------------------------------------------------------------------------
07-15                      Deposit Non Teller                             00000000336                            39.74
----------------------------------------------------------------------------------------------------------------------
07-15                      ACH Credit                                                                            25.00
                           KONA KEAHOLE STA TELECHECK 030715 05781606




DAILY BALANCES
Date                          Amount                 Date                 Amount            Date                Amount
------------------------------------                 ---------------------------            --------------------------
06-30                          35.00                 07-07          6,189,677.91            07-11                 0.00
------------------------------------                 ---------------------------            --------------------------
07-01                       2,449.94                 07-08                  0.00            07-14                 0.00
------------------------------------                 ---------------------------            --------------------------
07-02                         203.65                 07-09                  0.00            07-15                 0.00
------------------------------------                 ---------------------------            --------------------------
07-03                           0.00                 07-10                  0.00
------------------------------------                 ---------------------------


[LOGO] Bank of Hawaii                                Statement of Account


Last statement: July 15, 2003                        Account: 0001-042424
This statement: July 31, 2003                        Page 1 of 26
Total days in statement period: 16                   Number of Enclosures: (824)

                                                     Direct inquiries to:
                                                          888-643-3888

HAWAIIAN AIRLINES INC
COLLECTION ACCOUNT                                   BANK OF HAWAII
ATTN K RILEY                                         P.O. BOX 2900
CORPORATE BANKING 297                                HONOLULU HI 96846
BANK OF HAWAII

_____________________________________________________________________________

AS PART OF OUR NEW AND STREAMLINED BANKING SYSTEM, YOUR ACCOUNT STATEMENT HAS A "NEW LOOK." PLEASE READ THE ENCLOSED INSERT WITH MORE INFORMATION ABOUT THE HIGHLIGHTS AND CHANGES ON YOUR NEW STATEMENT.
_____________________________________________________________________________

Analyzed Business Checking

        Account number                            0001-042424  Beginning balance                            $0.00
        Enclosures                                        824  Total additions                      39,486,639.23
        Low balance                                     $0.00  Total subtractions                   39,486,639.23
                                                                                                      -----------
        Average balance                           $199,667.03  Ending balance                                $.00


CHECKS

        Number               Date         Amount                  Number             Date         Amount
        -------------------- ------------ -----------------       ------------------ ------------ -----------------
                             07-25        280.00
        -------------------- ------------ -----------------       ------------------ ------------ -----------------


DEBITS

        Date           Description                                                          Subtractions
--------------------------------------------------------------------------------------------------------
        07-16          Deposited Item Rtned                                                        72.00
--------------------------------------------------------------------------------------------------------
        07-16          ACH Debit                                                                   21.00
                       JCBI HI BKCO M DSC 200307 0001484047
--------------------------------------------------------------------------------------------------------
        07-16          ACH Debit                                                                    4.10
                       JCBI HI BKCD M DSC 200307 0001290923
--------------------------------------------------------------------------------------------------------
        07-16          Automatic Transfer                                                   5,101,662.52
                       TRANSFER TO CONCENTRATION ACCOUNT
                       0001028588
--------------------------------------------------------------------------------------------------------
        07-17          ACH Debit                                                                    7.87
                       JCBI HI BKCD M DSC 200307 0001290907
--------------------------------------------------------------------------------------------------------
        07-17          Automatic Transfer                                                   1,289,983.71
                       TRANSFER TO CONCENTRATION ACCOUNT
                       0001028588
--------------------------------------------------------------------------------------------------------
        07-18          Deposited Item Rtned                                                        72.00
--------------------------------------------------------------------------------------------------------
        07-18          Automatic Transfer                                                   1,567,338.75
                       TRANSFER TO CONCENTRATION ACCOUNT
                       0001028588

[LOGO] Bank of Hawaii
------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.

2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.

3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service
     Fee/Maintenance Fee (if any)).

4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).

5.   DAILY BALANCE includes all activity up to and including that date.

6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.

------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

     Ending balance reflected on this statement:                 $____________

     Add deposits and transfers to this account;
     not yet reflected on this statement:
         $_______________  $_______________
         $_______________  $_______________
         $_______________  $_______________                   +) $____________

     Sub-Total:                                               =  $____________

     Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
         $_______________  $_______________  $_______________
         $_______________  $_______________  $_______________
         $_______________  $_______________  $_______________ -) $____________

     Current Account Balance
     (For checking accounts, this amount should equal
     your checkbook register balance.)                        =  $____________
------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

          o    Your name and account number
          o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
          o    Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
------------------------------------------------------------------------------
                       State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired: l-888-643-9888)
                         American Samoa: 684-633-4226
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
------------------------------------------------------------------------------
MEMBER FDIC                                                          [LOGO]
                                                               EQUAL OPPORTUNITY
DDA-719 (7-2003)                                                     LENDER

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                        Page 2 of 26
July 31, 2003                                                                                 0001-042424
         Date          Description                                                           Subtractions
---------------------------------------------------------------------------------------------------------
         07-21         ACH Debit                                                                 1,435.74
                         KAHULUI PAX NO 4 TELECHECK 030721 1990148896
---------------------------------------------------------------------------------------------------------
         07-21         ACH Debit                                                                     7.61
                         JCBI HI BKCD M DSC 200307 0001370758
---------------------------------------------------------------------------------------------------------
         07-21         ACH Debit                                                                     2.39
                         JCBI HI BKCD M DSC 200307 0001290790
---------------------------------------------------------------------------------------------------------
         07-21         ACH Debit                                                                     1.80
                         JCBI HI BKCD M DSC 200307 0001290782
---------------------------------------------------------------------------------------------------------
         07-21         ACH Debit                                                                     1.71
                         JCBI HI BKCD M DSC 200307 0001290790
---------------------------------------------------------------------------------------------------------
         07-21         Automatic Transfer                                                    4,239,791.94
                         TRANSFER TO CONCENTRATION ACCOUNT
                         0001028588
---------------------------------------------------------------------------------------------------------
         07-22         Deposited Item Rtned                                                        372.00
---------------------------------------------------------------------------------------------------------
         07-22         Debit Memo                                                                  140.00
---------------------------------------------------------------------------------------------------------
         07-22         Automatic Transfer                                                    2,212,865.04
                         TRANSFER TO CONCENTRATION ACCOUNT
                         0001028588
---------------------------------------------------------------------------------------------------------
         07-23         Deposited Item Rtned                                                         31.97
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Adjustment                                                          500.00
---------------------------------------------------------------------------------------------------------
         07-23         ACH Debit                                                                    13.92
                         JCBI HI BKCD M DSC 200307 0001484047
---------------------------------------------------------------------------------------------------------
         07-23         ACH Debit                                                                     3.93
                         JCBI HI BKCD M DSC 200307 0001290857
---------------------------------------------------------------------------------------------------------
         07-23         ACM Debit                                                                     2.85
                         JCBI HI BKCD M DSC 200307 0001290832
---------------------------------------------------------------------------------------------------------
         07-23         Automatic Transfer                                                    4,760,131.92
                         TRANSFER TO CONCENTRATION ACCOUNT
                         0001028588
---------------------------------------------------------------------------------------------------------
         07-24         Automatic Transfer                                                    1,481,581.80
                         TRANSFER TO CONCENTRATION ACCOUNT
                         0001028588
---------------------------------------------------------------------------------------------------------
         07-25         Deposited Item Rtned                                                        160.00
---------------------------------------------------------------------------------------------------------
         07-25         ACH Debit                                                                    18.45
                         JCBI HI BKCD M DSC 200307 0001484047
---------------------------------------------------------------------------------------------------------
         07-25         Automatic Transfer                                                    1,029,325.17
                         TRANSFER TO CONCENTRATION ACCOUNT
                         0001028588
---------------------------------------------------------------------------------------------------------
         07-25         Automatic Transfer                                                       20,931.39
                         TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                         0034036160
---------------------------------------------------------------------------------------------------------
         07-28         Deposited Item Rtned                                                      2,788.50
---------------------------------------------------------------------------------------------------------
         07-28         Deposit Adjustment                                                            0.09
---------------------------------------------------------------------------------------------------------
         07-28         ACH Debit                                                                    16.87
                         JCBI HI BKCD M OSC 200307 0001370758
---------------------------------------------------------------------------------------------------------
         07-28         ACH Debit                                                                     2.65
                         JCBI HI BKCD M DSC 200307 0001290766
---------------------------------------------------------------------------------------------------------
         07-28         Automatic Transfer                                                    3,841,350.62
                         TRANSFER TO CONCENTRATION ACCOUNT
                         0001028588
---------------------------------------------------------------------------------------------------------
         07-29         Deposited Item Rtned                                                        144.00

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                        Page 3 of 26
July 31, 2003                                                                                 0001-042424
         Date          Description                                                           Subtractions
---------------------------------------------------------------------------------------------------------
         07-29         Automatic Transfer                                                    5,591,542.47
                       TRANSFER TO CONCENTRATION ACCOUNT
                         0001028588
---------------------------------------------------------------------------------------------------------
         07-30         ACH Debit                                                                     9.23
                         JCBI HI BKCD M DSC 200307 0001290790
---------------------------------------------------------------------------------------------------------
         07-30         Automatic Transfer                                                    5,134,664.15
                         TRANSFER TD CONCENTRATION ACCOUNT
                         0001028588
---------------------------------------------------------------------------------------------------------
         07-31         Debit Memo                                                                  300.00
---------------------------------------------------------------------------------------------------------
         07-31         ACH Debit                                                                    15.90
                         JCBI HI BKCD M DSC 200307 0001290923
---------------------------------------------------------------------------------------------------------
         07-31         ACH Debit                                                                     6.04
                         JCBI HI BKCD M DSC 200307 0001290832
---------------------------------------------------------------------------------------------------------
         07-31         Automatic Transfer                                                    3,209,037.33
                         TRANSFER TO CONCENTRATION ACCOUNT
                         0001028588

CREDITS
        Date           Description                                                              Additions
---------------------------------------------------------------------------------------------------------
        07-16          Wire Transfer Credit                                                  3,129,326.86
                         BOH FUNDS TRANSFER 071603 030716000263702
---------------------------------------------------------------------------------------------------------
        07-16          Deposit Non Teller                      00000000335                     921,027.61
---------------------------------------------------------------------------------------------------------
        07-16          Wire Transfer Credit                                                    760,879.50
                         BOH FUNDS TRANSFER 071603 030716000564702
---------------------------------------------------------------------------------------------------------
        07-16          Wire Transfer Credit                                                     64,443.41
                         BOH FUNDS TRANSFER 071603 030716000258702
---------------------------------------------------------------------------------------------------------
        07-16          Deposit Non Teller                      00000000335                      39,848.01
---------------------------------------------------------------------------------------------------------
        07-16          ACH Credit                                                               34,099.56
                         DISCOVER BUS SVC SETTLEMENT 030715 601101601001736
---------------------------------------------------------------------------------------------------------
        07-16          ACH Credit                                                               30,930.75
                         DISCOVER BUS SVC SETTLEMENT 030715 601101601001736
---------------------------------------------------------------------------------------------------------
        07-16          Deposit Non Teller                      00000000335                      19,735.49
---------------------------------------------------------------------------------------------------------
        07-16          ACH Credit                                                               17,125.22
                         DISCOVER BUS SVC SETTLEMENT 030715 601101601001736
---------------------------------------------------------------------------------------------------------
        07-16          Wire Transfer Credit                                                     12,671.10
                         BOH FUNDS TRANSFER 071603 030716000618702
                         SWF OF 03/07/16
---------------------------------------------------------------------------------------------------------
        07-16          Deposit Non Teller                      00000000681                      12,071.00
---------------------------------------------------------------------------------------------------------
        07-16          Deposit Non Teller                      00000000424                       5,012.00
---------------------------------------------------------------------------------------------------------
        07-16          Deposit Non Teller                      00000000422                       4,871.15
---------------------------------------------------------------------------------------------------------
        07-16          Deposit Non Teller                      00000000441                       3,552.41
---------------------------------------------------------------------------------------------------------
        07-16          Deposit Non Teller                      00000000681                       3,315.00
---------------------------------------------------------------------------------------------------------
        07-16          Deposit Non Teller                      00000000679                       2,801.26
---------------------------------------------------------------------------------------------------------
        07-16          Deposit Non Teller                      00000000424                       2,614.08
---------------------------------------------------------------------------------------------------------
        07-16          Deposit Non Teller                      00000000441                       2,402.99
---------------------------------------------------------------------------------------------------------
        07-16          Deposit Non Teller                      00000000424                       2,340.03
---------------------------------------------------------------------------------------------------------
        07-16          Deposit Non Teller                      00000000431                       2,204.68
---------------------------------------------------------------------------------------------------------
        07-16          Deposit Non Teller                      00000000655                       2,125.00
---------------------------------------------------------------------------------------------------------
        07-16          Deposit Non Teller                      00000000424                       2,056.09
---------------------------------------------------------------------------------------------------------
        07-16          Deposit Non Teller                      00000000424                       1,825.48

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                         Page 4 of 26
July 31, 2003                                                                                  0001-042424
         Date           Description                                                              Additions
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000424                       1,647.00
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000424                       1,626.43
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000424                       1,605.78
----------------------------------------------------------------------------------------------------------
         07-16          ACH Credit                                                                1,576.00
                          HILO PASSENGER 4 TELECHECK 030716 05781604
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000461                       1,377.00
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000424                       1,307.00
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000424                         979.72
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000679                         943.00
----------------------------------------------------------------------------------------------------------
         07-16          ACH Credit                                                                  885.16
                          ALA MOANA TICKET TELECHECK 030716 05712517
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000431                         800.00
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000442                         797.64
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000336                         750.00
----------------------------------------------------------------------------------------------------------
         07-16          ACH Credit                                                                  736.86
                          JCBI HI BKCD DEPST 200307 0001484047
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00040000451                         684.00
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000424                         653.00
----------------------------------------------------------------------------------------------------------
         07-16          ACH Credit                                                                  627.00
                          KONA KEAHOLE STA TELECHECK 030716 05781606
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000441                         585.00
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000462                         575.89
----------------------------------------------------------------------------------------------------------
         07-16          Customer Deposit                        00000000445                         574.00
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000679                         566.00
----------------------------------------------------------------------------------------------------------
         07-16          ACH Credit                                                                  558.74
                          KAUAI PASSENGER TELECHECK 030716 05764731
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000441                         509.00
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000679                         439.00
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000424                         407.62
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000424                         399.00
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000424                         344.00
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000451                         282.00
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000424                         248.00
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000681                         244.20
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000422                         211.76
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000424                         172.00
----------------------------------------------------------------------------------------------------------
         07-16          ACH Credit                                                                  171.00
                          KAHULUI PAX NO 4 TELECHECK 030716 05771405
----------------------------------------------------------------------------------------------------------
         07-16          ACH Credit                                                                  162.00
                          HONOLULU STN PAX TELECHECK 030716 05712512
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000452                         160.35
----------------------------------------------------------------------------------------------------------
         07-16          ACH Credit                                                                  144.00
                          JCBI HI BKCD DEPST 200307 0001290923
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000424                         131.00
----------------------------------------------------------------------------------------------------------
         07-16          ACH Credit                                                                  125.00
                          HILO SALES 636 TELECHECK 030716 05781608
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Taller                      00000000424                         125.00
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000432                         103.87
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000681                          68.16
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000424                          60.00
----------------------------------------------------------------------------------------------------------
         07-16          Deposit Non Teller                      00000000681                          29.76

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                         Page 5 of 26
July 31, 2003                                                                                  0001-042424
         Date          Description                                                               Additions
----------------------------------------------------------------------------------------------------------
         07-16         Deposit Non Teller                      00000000424                           24.00
----------------------------------------------------------------------------------------------------------
         07-16         Deposit Non Teller                      00000000424                           20.00
----------------------------------------------------------------------------------------------------------
         07-16         Deposit Non Teller                      00000000336                           15.00
----------------------------------------------------------------------------------------------------------
         07-16         Deposit Non Teller                      00000000336                           15.00
----------------------------------------------------------------------------------------------------------
         07-16         Deposit Non Teller                      00000000336                           15.00
----------------------------------------------------------------------------------------------------------
         07-17         Automatic Transfer                                                        95,093.73
                         TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                         0034036160
----------------------------------------------------------------------------------------------------------
         07-17         Wire Transfer Credit                                                     818,471.92
                         BOH FUNDS TRANSFER 071703 030717000799702
----------------------------------------------------------------------------------------------------------
         07-17         Credit Memo                                                              159,825.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000335                       64,401.26
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000335                       39,152.94
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000336                       19,889.79
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000335                       12,128.88
----------------------------------------------------------------------------------------------------------
         07-17         Customer Deposit                        00000000636                        8,811.69
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000441                        5,162.84
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                        5,051.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000681                        4,300.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000631                        4,025.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000679                        3,833.21
----------------------------------------------------------------------------------------------------------
         07-17         ACH Credit                                                                 3,518.26
                         ALA MOANA TICKET TELECHECk 030717 05712517
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000681                        3,183.20
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000431                        2,392.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000461                        2,273.15
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                        2,178.29
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000655                        2,013.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000441                        2,004.06
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                        1,867.98
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                        1,824.86
----------------------------------------------------------------------------------------------------------
         07-17         Customer Deposit                        00000000636                        1,807.86
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000679                        1,779.25
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                        1,662.39
----------------------------------------------------------------------------------------------------------
         07-17         ACH Credit                                                                 1,656.20
                         KAUAI PASSENGER TELECHECK 030717 05764731
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                        1,644.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                        1,389.78
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                        1,291.08
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                        1,211.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000431                        1,131.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000451                        1,108.38
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                        1,088.32
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000451                          940.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000681                          914.32
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000679                          882.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000422                          860.17
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                          808.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000335                          699.35
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000681                          629.99
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000461                          627.01

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                         Page 6 of 26
July 31, 2003                                                                                  0001-042424
         Date          Description                                                               Additions
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000441                          588.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                          576.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                          500.00
----------------------------------------------------------------------------------------------------------
         07-17         ACH Credit                                                                   493.00
                         KAHULUI PAX NO 4 TELECHECK 030717 05771405
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                          457.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000422                          438.33
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000441                          398.00
----------------------------------------------------------------------------------------------------------
         07-17         Customer Deposit                        00000000636                          297.00
----------------------------------------------------------------------------------------------------------
         07-17         ACH Credit                                                                   276.00
                         JCBI HI BKCD DEPST 200307 0001290907
----------------------------------------------------------------------------------------------------------
         07-17         ACH Credit                                                                   271.00
                         KONA KEAMOLE STA TELECHECK 030717 05781606
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                          250.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                          250.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000432                          249.48
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000442                          233.70
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                          202.00
----------------------------------------------------------------------------------------------------------
         07-17         Customer Deposit                        00000000445                          184.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                          144.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                          135.00
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000452                          125.37
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000462                          111.76
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                           93.00
----------------------------------------------------------------------------------------------------------
         07-17         ACH Credit                                                                    81.00
                         HILO SALES 636 TELECHECK 030717 05781608
----------------------------------------------------------------------------------------------------------
         07-17         Deposit Non Teller                      00000000424                           34.08
----------------------------------------------------------------------------------------------------------
         07-17         Customer Deposit                        00000000444                           29.80
----------------------------------------------------------------------------------------------------------
         07-17         ACH Credit                                                                    27.00
                         HILO PASSENGER 4 TELECHECK 030717 05781604
----------------------------------------------------------------------------------------------------------
         07-17         Customer Deposit                        00000000444                           14.90
----------------------------------------------------------------------------------------------------------
         07-18         Automatic Transfer                                                        52,294.45
                         TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                         0034036160
----------------------------------------------------------------------------------------------------------
         07-18         Wire Transfer Credit                                                     803,353.50
                         B0H FUNDS TRANSFER 071803 030718000520702
----------------------------------------------------------------------------------------------------------
         07-18         Wire Transfer Credit                                                     399,985.00
                         BOH FUNDS TRANSFER 071803 030718000065702
                         245TTJ-20045525
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000335                       81,192.95
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000335                       44,359.00
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000335                       40,027.67
----------------------------------------------------------------------------------------------------------
         07-18         ACH Credit                                                                34,645.19
                         DISCOVER BUS SVC SETTLEMENT 030717 601101601001736
----------------------------------------------------------------------------------------------------------
         07-18         ACH Credit                                                                23,204.98
                         DISCOVER BUS SVC SETTLEMENT 030717 601101601001736
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000336                        8,573.43
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000441                        6,047.68
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                        5,818.90
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teiler                      00000000681                        5 518.00
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                        3,899.08

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 7 of 26
July 31, 2003                                                                                0001-042424
         Date          Description                                                              Additions
---------------------------------------------------------------------------------------------------------
         07-18         ACH Credit                                                                3,520.83
                         USPS ST. LOUIS CONTRACTS 030718
                         990042880EA0000
---------------------------------------------------------------------------------------------------------
         07-18         ACH Credit                                                                3,452.50
                         HAWAIIAN VAC SEC FEES 071703
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                       3,227.00
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000681                       3,222.93
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                       3,073.58
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000431                       2,990.88
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000461                       2,687.76
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000431                       2,538.00
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000679                       2,247.00
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                       2,161.80
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000441                       2,056.48
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000655                       2,000.00
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000679                       1,856.09
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000461                       1,814.01
---------------------------------------------------------------------------------------------------------
         07-18         Customer Deposit                        00000000444                       1,745.90
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                       1,331.80
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                       1,109.16
---------------------------------------------------------------------------------------------------------
         07-18         Customer Deposit                        00000000444                       1,078.92
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000451                       1,043.00
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000679                       1,019.50
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                         828.59
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000335                         826.16
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000681                         800.00
---------------------------------------------------------------------------------------------------------
         07-18         ACH Credit                                                                  750.08
                         ALA MOANA TICKET TELECHECK 030718 05712517
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000451                         705.75
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000422                         618.81
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000442                         589.39
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000441                         584.00
---------------------------------------------------------------------------------------------------------
         07-18         ACH Credit                                                                  565.46
                         KAHULUI PAX NO 4 TELECHECK 030718 05771405
---------------------------------------------------------------------------------------------------------
         07-18         ACH Credit                                                                  554.16
                         KAUAI PASSENGER TELECHECK 030718 05764731
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                         550.96
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000461                         549.00
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                         517.44
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000681                         504.43
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000335                         461.11
---------------------------------------------------------------------------------------------------------
         07-18         ACH Credit                                                                  455.00
                         HILO PASSENGER 4 TELECHECK 030718 05781604
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                         429.00
---------------------------------------------------------------------------------------------------------
         07-18         ACH Credit                                                                  396.00
                         HILO SALES 636 TELECHECK 030718 05781608
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                         388.00
---------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000441                         369.00
---------------------------------------------------------------------------------------------------------
         07-18         ACH Credit                                                                  344.69
                         USPS ST. LOUIS CONTRACTS 030718
                         990042880EA0000


[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 8 of 26
July 31, 2003                                                                                0001-042424
         Date          Description                                                               Additions
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                          325.00
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                          275.00
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000422                          242.71
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000462                          227.65
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                          190.00
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000432                          170.02
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000681                          165.08
----------------------------------------------------------------------------------------------------------
         07-18         ACH Credit                                                                   156.00
                         EQUIVA PAYMENTS 030718 02232000131803
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000679                          153.00
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000452                          146.46
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                          125.00
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                          121.00
----------------------------------------------------------------------------------------------------------
         07-18         ACH Credit                                                                    81.00
                         KONA KEAHOLE STA TELECHECK 030718 05781606
----------------------------------------------------------------------------------------------------------
         07-18         Customer Deposit                        00000000444                           44.93
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                           39.00
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                           25.00
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                           25.00
----------------------------------------------------------------------------------------------------------
         07-18         Deposit Non Teller                      00000000424                           15.00
----------------------------------------------------------------------------------------------------------
         07-21         Wire Transfer Credit                                                   2,209,496.44
                         BOH FUNDS TRANSFER 072103 030721000904702
----------------------------------------------------------------------------------------------------------
         07-21         ACH Credit                                                             1,430,628.00
                         AMERICAN EXPRESS SETTLEMENT 030721 7992400143
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000335                      296,768.71
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000335                       84,410.77
----------------------------------------------------------------------------------------------------------
         07-21         Wire Transfer Credit                                                      59,340.02
                         BOH FUNDS TRANSFER 072103 030721000546702
----------------------------------------------------------------------------------------------------------
         07-21         Wire Transfer Credit                                                      17,371.94
                         BOH FUNDS TRANSFER 072103 030721000079702
                         029-OTT-315736
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                        6,934.00
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000681                        6,726.16
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                        6,291.00
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000681                        6,169.00
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000451                        6,010.05
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                        5,231.00
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                        3,922.26
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                        3,792.12
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000441                        3,655.20
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                        3,508.60
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                        2,744.34
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                        2,727.76
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000442                        2,624.53
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                        2,526.86
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000441                        2,522.50
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                        2,481.42
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000431                        2,320.54
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                        2,293.84
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                        2,261.33
----------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000461                        2,218.21

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                        Page 9 of 26
July 31, 2003                                                                                 0001-042424
         Date          Description                                                              Additions
---------------------------------------------------------------------------------------------------------
         07-21         ACH Credit                                                                2,186.11
                         ALA MOANA TICKET TELECHECK 030721 05712517
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000441                       2,162.08
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000441                       2,154.80
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000431                       2,056.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                       1,977.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                       1,968.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                       1,947.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000451                       1,940.68
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                       1,887.81
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000431                       1,814.50
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                       1,801.16
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000681                       1,793.98
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000431                       1,728.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                       1,695.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000681                       1,682.20
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000655                       1,625.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                       1,602.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                       1,540.58
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000451                       1,311.31
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                       1,276.16
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000431                       1,262.40
---------------------------------------------------------------------------------------------------------
         07-21         ACH Credit                                                                1,224.00
                         KAUAI PASSENGER TELECHECK 030721 05764731
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00400000424                       1,220.47
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                       1,188.36
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                       1,166.15
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                       1,165.48
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                       1,081.08
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000451                         906.24
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         898.78
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000461                         873.70
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         846.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000451                         833.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         827.24
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         812.00
---------------------------------------------------------------------------------------------------------
         07-21         ACH Credit                                                                  772.08
                         KAHULUI PAX NO 4 TELECHECK 030721 06771405
---------------------------------------------------------------------------------------------------------
         07-21         Customer Deposit                        00000000445                         767.80
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000431                         767.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         680.90
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000441                         651.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000441                         637.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         627.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         599.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000451                         587.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000441                         584.00
---------------------------------------------------------------------------------------------------------
         07-21         Customer Deposit                        00000000445                         574.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         550.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000441                         528.00

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 10 of 26
July 31, 2003                                                                                 0001-042424
         Date          Description                                                              Additions
---------------------------------------------------------------------------------------------------------
         07-21         ACH Credit                                                                  516.27
                         AIRLINES REPORTI PAYABLES 071803 C173
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         494.58
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000462                         483.53
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         468.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         406.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000432                         401.21
---------------------------------------------------------------------------------------------------------
         07-21         ACH Credit                                                                  399.00
                         KONA KEAHOLE STA TELECHECK 030721 05781606
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         372.00
---------------------------------------------------------------------------------------------------------
         07-21         Oeposit Non Teller                      00000000422                         362.83
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000442                         352.50
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         300.00
---------------------------------------------------------------------------------------------------------
         07-21         ACH Credit                                                                  267.00
                         JCBI HI BKCD DEPST 200307 0001370758
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000422                         265.67
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         250.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         200.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         193.00
---------------------------------------------------------------------------------------------------------
         07-21         Customer Deposit                        00000000445                         164.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000452                         160.77
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         146.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         133.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000681                         125.79
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                         124.00
---------------------------------------------------------------------------------------------------------
         07-21         Customer Deposit                        00000000444                         108.90
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000452                          87.58
---------------------------------------------------------------------------------------------------------
         07-21         ACH Credit                                                                   84.00
                         JCBI HI BKCD DEPST 200307 0001290790
---------------------------------------------------------------------------------------------------------
         07-21         ACH Credit                                                                   72.00
                         HILO SALES 636 TELECHECK 030721 05781608
---------------------------------------------------------------------------------------------------------
         07-21         ACH Credit                                                                   70.00
                         HILO PASSENGER 4 TELECHECK 030721 05781604
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000335                          65.21
---------------------------------------------------------------------------------------------------------
         07-21         ACH Credit                                                                   63.00
                         JCBI HI BKCD DEPST 200307 0001290782
---------------------------------------------------------------------------------------------------------
         07-21         ACH Credit                                                                   60.00
                         JCBI HI BKCD DEPST 200307 0001290790
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                          60.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                          50.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                          40.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                          30.00
---------------------------------------------------------------------------------------------------------
         07-21         Customer Deposit                        00000000444                          29.80
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                          25.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000424                          25.00
---------------------------------------------------------------------------------------------------------
         07-21         Deposit Non Teller                      00000000335                          15.00
---------------------------------------------------------------------------------------------------------
         07-21         Customer Deposit                        00000000445                          14.90
---------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000336                   1,059,368.92
---------------------------------------------------------------------------------------------------------
         07-22         Wire Transfer Credit                                                    695,314.57
                         BOH FUNDS TRANSFER 072203 030722000838702
---------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000335                     145,839.15

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                        Page 11 of 26
July 31, 2003                                                                                  0001-042424
         Date          Description                                                               Additions
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000336                       66,330.14
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                48,073.71
                         DISCOVER BUS SVC SETTLEMENT 030719 601101601001736
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                44,855.94
                         DISCOVER BUS SVC SETTLEMENT 030719 601101601001736
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000335                       26.411.99
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000335                       19,378.89
----------------------------------------------------------------------------------------------------------
         07-22         Wire Transfer Credit                                                      18,982.00
                         BOH FUNDS TRANSFER 072203 030722000085702
                         029-OTT-315772
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000681                       11,534.91
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                        4,591.00
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                        3,850.96
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000422                        3,625.08
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                        3,521.00
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000336                        3,502.24
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                        2,988.22
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Tetler                      00000000441                        2,931.14
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                        2,819.63
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                        2,758.70
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000336                        2,756.76
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                        2,552.42
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                        2,531.83
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000441                        2,406.83
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000441                        2,256.56
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000431                        2,242.00
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000655                        2,125.00
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                        2,028.78
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000431                        1,753.96
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000441                        1,722.16
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000679                        1,681.13
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000679                        1,644.57
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                        1,525.38
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000679                        1,471.04
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000679                        1,407.69
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000679                        1,136.80
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000336                        1,056.08
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000451                          956.92
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000679                          846.58
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                   781.00
                         KONA KEAHOLE STA TELECHECK 030722 05781606
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000432                          779.74
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                   753.38
                         KAHULUI PAX NO 4 TELECHECK 030722 05771405
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                   708.00
                         KONA KEAHOLE STA TELECHECK 030722 05781806
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                   640.00
                         DFAS INDIANPOLIS VENDOR PAY 030721 NTE*PMT*AMT64000\
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                          599.36
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                   592.00
                         KAHULUI PAX NO 4 TELECHECK 030722 05771405

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                        Page 12 of 26
July 31, 2003                                                                                  0001-042424
         Date          Description                                                               Additions
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                   478.00
                         KAHULUI PAX NO 4 TELECHECK 030722 05771405
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Taller                      00000000441                          470.00
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                          456.50
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000422                          422.96
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000441                          412.00
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000441                          409.00
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                   374.98
                         ALA MOANA TICKET TELECHECK 030722 05712517
----------------------------------------------------------------------------------------------------------
         07-22         Customer Deposit                        00000000445                          364.70
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000679                          351.00
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                          330.00
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Taller                      00000000679                          324.00
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000441                          305.00
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                          302.00
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                   257.26
                         KAUAI PASSENGER TELECHECK 030722 05764731
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000681                          253.28
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                          250.00
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000422                          240.52
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                   216.00
                         ALA MOANA TICKET TELECHECK 030722 05712517
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000442                          145.46
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                   143.00
                         HILO PASSENGER 4 TELECHECK 030722 05781604
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000431                          140.00
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                   131.00
                         HILO PASSENGER 4 TELECHECK 030722 05781604
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000452                          129.50
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                   115.08
                         HILO PASSENGER 4 TELECHECK 030722 05781604
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                          115.00
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000422                          107.01
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                    82.00
                         MOLOKAI STATION TELECHECK 030722 05771408
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000335                           81.63
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                           61.00
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                           61.00
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                    35.00
                         HONOLULU STN PAX TELECHECK 030722 05712512
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000336                           30.00
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000681                           28.00
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                    25.00
                         KAUAI PASSENGER TELECHECK 030722 05764731
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                           25.00
----------------------------------------------------------------------------------------------------------
         07-22         ACH Credit                                                                    20.00
                         KONA KEAHOLE STA TELECHECK 030722 05781606
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000336                           15.00
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000336                           15.00
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Adjustment                      00000000424                           12.00
----------------------------------------------------------------------------------------------------------
         07-22         Deposit Non Teller                      00000000424                            9.00

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                        Page 13 of 26
July 31, 2003                                                                                  0001-042424
         Date          Description                                                               Additions
----------------------------------------------------------------------------------------------------------
         07-23         Automatic Transfer                                                        42,295.51
                         TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                         0034036160
----------------------------------------------------------------------------------------------------------
         07-23         Wire Transfer Credit                                                   3,665,547.22
                         BOH FUNDS TRANSFER 072303 030723000327702
----------------------------------------------------------------------------------------------------------
         07-23         Wire Transfer Credit                                                     709,911.44
                         BOH FUNDS TRANSFER 072303 030723000516702
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000335                       96,453.19
----------------------------------------------------------------------------------------------------------
         07-23         ACH Credit                                                                60,834.80
                         DISCOVER BUS SVC SETTLEMENT 030722 601101601001736
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000681                       38,545.26
----------------------------------------------------------------------------------------------------------
         07-23         ACH Credit                                                                32,497.42
                         DISCOVER BUS SVC SETTLEMENT 030722 601101601001736
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000335                       26,220.56
----------------------------------------------------------------------------------------------------------
         07-23         ACH Credit                                                                24,170.08
                         DISCOVER BUS SVC SETTLEMENT 030722 601101601001736
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                        5,234.00
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                        4,374.14
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                        3,207.00
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000441                        3,028.84
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000451                        2,723.45
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000461                        2,489.01
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000681                        2,416.40
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000652                        2,262.95
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000422                        2,069.97
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000655                        2,000.00
----------------------------------------------------------------------------------------------------------
         07-23         Customer Deposit                        00000000461                        1,866.50
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                        1,812.47
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                        1,466.20
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                        1,382.63
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000461                        1,286.00
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000461                        1,271.56
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000431                        1,258.00
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000461                        1,222.01
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                        1,056.20
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000461                        1,023.00
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000679                        1,010.22
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                          983.01
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000441                          928.91
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000462                          865.18
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                          770.00
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000442                          768.98
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000451                          768.08
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000461                          763.00
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000679                          741.68
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                          724.00
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000431                          695.00
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                          672.00
----------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000451                          658.00
----------------------------------------------------------------------------------------------------------
         07-23         ACH Credit                                                                   639.00
                         KAHULUI PAX NO 4 TELECHECK 030723 05771405

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 14 of 26
July 31, 2003                                                                                 0001-042424
         Date          Description                                                              Additions
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000461                         624.02
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000679                         607.08
---------------------------------------------------------------------------------------------------------
         07-23         ACH Credit                                                                  603.00
                         ALA MOANA TICKET TELECHECK 030723 05712517
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000679                         574.00
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000441                         551.00
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                         536.00
---------------------------------------------------------------------------------------------------------
         07-23         ACH Credit                                                                  496.00
                         HILO SALES 636 TELECHECK 030723 05781608
---------------------------------------------------------------------------------------------------------
         07-23         ACH Credit                                                                  488.48
                         JCBI HI BKCD DEPST 200307 0001484047
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                         461.00
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000335                         437.34
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000681                         408.00
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000462                         395.67
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                         349.56
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000441                         336.00
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                         276.00
---------------------------------------------------------------------------------------------------------
         07-23         ACH Credit                                                                  273.00
                         KAUAI PASSENGER TELECHECK 030723 05764731
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000422                         239.41
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                         200.00
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                         184.00
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000462                         171.53
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000452                         165.41
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000432                         164.42
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                         151.00
---------------------------------------------------------------------------------------------------------
         07-23         ACH Credit                                                                  138.00
                         JCBI HI BKCD DEPST 200307 0001290857
---------------------------------------------------------------------------------------------------------
         07-23         ACH Credit                                                                  131.00
                         KONA KEAHOLE STA TELECHECK 030723 05781606
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                         125.00
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000681                         120.60
---------------------------------------------------------------------------------------------------------
         07-23         Credit Memo                                                                 110.00
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                         107.00
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                         100.00
---------------------------------------------------------------------------------------------------------
         07-23         ACH Credit                                                                   93.00
                         JCBI HI BKCD DEPST 200307 0001290832
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                          55.00
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000336                          45.00
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                          25.00
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000336                          15.00
---------------------------------------------------------------------------------------------------------
         07-23         Deposit Non Teller                      00000000424                          15.00
---------------------------------------------------------------------------------------------------------
         07-24         Automatic Transfer                                                       57,410.71
                         TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                         0034036150
---------------------------------------------------------------------------------------------------------
         07-24         Interest Transfer                                                         1,425.00
                         FROM ACCT NO. 0006-109278 FROM CD NO.
                         0000-000001
---------------------------------------------------------------------------------------------------------
         07-24         Wire Transfer Credit                                                    891,511.00
                         BOH FUNDS TRANSFER 072403 030724000546702

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                        Page 15 of 26
July 31, 2003                                                                                  0001-042424
         Date          Description                                                               Additions
----------------------------------------------------------------------------------------------------------
         07-24         Credit Memo                                                              159,825.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000335                       54,080.91
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000335                       49,175.54
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000334                       40,000.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000681                       39,822.14
----------------------------------------------------------------------------------------------------------
         07-24         Customer Deposit                        00000000636                       36,936.43
----------------------------------------------------------------------------------------------------------
         07-24         Wire Transfer Credit                                                      30,000.00
                         BOH FUNDS TRANSFER 072403 030724001366702
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000336                       24,977.42
----------------------------------------------------------------------------------------------------------
         07-24         ACH Credit                                                                22,699.69
                         DISCOVER BUS SVC SETTLEMENT 030723 601101601001736
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                        5,476.05
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000681                        4,568.58
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                        4,109.08
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000441                        3,319.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000461                        3,241.10
----------------------------------------------------------------------------------------------------------
         07-24         Customer Deposit                        00000000636                        3,129.94
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000679                        2,606.08
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                        2,551.86
----------------------------------------------------------------------------------------------------------
         07-24         Customer Deposit                        00000000636                        2,472.82
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000652                        2,366.70
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000441                        2,242.50
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                        2,135.18
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000461                        2,103.30
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000461                        1,921.01
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000461                        1,850.52
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000679                        1,745.20
----------------------------------------------------------------------------------------------------------
         07-24         Customer Deposit                        00000000636                        1,740.13
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                        1,404.78
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000461                        1,300.51
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000679                        1,248.70
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000461                        1,214.77
----------------------------------------------------------------------------------------------------------
         07-24         ACH Credit                                                                 1,178.38
                         ALA MOANA TICKET TELECHECK 030724 05712517
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                        1,163.70
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                        1,079.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                        1,039.60
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000655                        1,000.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000431                          967.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000442                          841.33
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000461                          830.33
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000461                          783.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000431                          741.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000681                          682.84
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000335                          661.79
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000462                          659.52
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000451                          639.75
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000652                          611.85
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000461                          557.42
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000451                          555.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                          530.00

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                        Page 16 of 26
July 31, 2003                                                                                  0001-042424
         Date          Description                                                               Additions
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000461                          528.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                          513.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000441                          495.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                          456.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                          440.00
----------------------------------------------------------------------------------------------------------
         07-24         ACH Credit                                                                   410.00
                         HILO SALES 636 TELECHECK 030724 05781608
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000422                          355.68
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000462                          321.52
----------------------------------------------------------------------------------------------------------
         07-24         ACH Credit                                                                   313.00
                         KAHULUI PAX NO 4 TELECHECK 030724 05771405
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000441                          299.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000452                          273.73
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                                                           232.82
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                          230.00
----------------------------------------------------------------------------------------------------------
         07-24         Customer Deposit                        00000000636                          218.01
----------------------------------------------------------------------------------------------------------
         07-24         ACH Credit                                                                   185.00
                         HILO PASSENGER 4 TELECHECK 030724 05781604
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                          162.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000422                          157.08
----------------------------------------------------------------------------------------------------------
         07-24         Customer Deposit                        00000000445                          141.08
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000432                          120.62
----------------------------------------------------------------------------------------------------------
         07-24         ACH Credit                                                                    97.00
                         KAUAI PASSENGER TELECHECK 030724 05764731
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000462                           84.59
----------------------------------------------------------------------------------------------------------
         07-24         ACH Credit                                                                    81.00
                         KONA KEAHOLE STA TELECHECK 030724 05781606
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                           81.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                           67.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                           62.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                           50.00
----------------------------------------------------------------------------------------------------------
         07-24         Deposit Non Teller                      00000000424                           41.43
----------------------------------------------------------------------------------------------------------
         07-24         Customer Deposit                        00000000444                           34.08
----------------------------------------------------------------------------------------------------------
         07-25         Wire Transfer Credit                                                     842,232.62
                         BOH FUNDS TRANSFER 072503 030725000801702
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000335                       80,898.36
----------------------------------------------------------------------------------------------------------
         07-25         ACH Credit                                                                41,942.14
                         DISCOVER BUS SVC SETTLEMENT 030724 601101601001736
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000335                       23,405.23
----------------------------------------------------------------------------------------------------------
         07-25         Wire Transfer Credit                                                       5,740.80
                         BOH FUNDS TRANSFER 072503 030725000372702
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                        5,089.00
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                                                         3,640.15
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                        3,554.88
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000431                        3,109.00
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                        2,862.58
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000681                        2,813.09
----------------------------------------------------------------------------------------------------------
         07-25         Wire Transfer Credit                                                       2,580.00
                         BOH FUNDS TRANSFER 072503 030725000100702
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                        2,377.50
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                        1,838.40

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                        Page 17 of 26
July 31, 2003                                                                                  0001-042424
         Date          Description                                                               Additions
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000679                        1,806.50
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000431                        1,720.84
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                        1,708.40
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000336                        1,685.18
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000679                        1,467.59
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                        1,356.00
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000441                        1,322.16
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000679                        1,192.46
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000461                        1,139.38
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000332                        1,050.00
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                          997.03
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                          995.71
----------------------------------------------------------------------------------------------------------
         07-25         ACH Credit                                                                   990.00
                         KAHULUI PAX NO 4 TELECHECK 030725 05771405
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                          827.00
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000461                          742.00
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000441                          700.00
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                          697.00
----------------------------------------------------------------------------------------------------------
         07-25         ACH Credit                                                                   675.84
                         ALA MOANA TICKET TELECHECK 030725 05712517
----------------------------------------------------------------------------------------------------------
         07-25         ACH Credit                                                                   647.45
                         JCBI HI BKCD DPPST 200307 0001484047
----------------------------------------------------------------------------------------------------------
         07-25         ACH Credit                                                                   615.00
                         KAUAI PASSENGER TELECHECK 030725 05764731
----------------------------------------------------------------------------------------------------------
         07-25         ACH Credit                                                                   581.00
                         HONOLULU STN PAX TELECHECK 030725 05712512
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000681                          504.28
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000655                          500.00
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                          419.20
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000681                          387.85
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                          385.00
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                          333.00
----------------------------------------------------------------------------------------------------------
         07-25         ACH Credit                                                                   319.00
                         KONA KEAHOLE STA TELECHECK 030725 05781606
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000441                          317.00
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000431                          280.00
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                          250.00
----------------------------------------------------------------------------------------------------------
         07-25         ACH Credit                                                                   234.00
                         HILO PASSENGER 4 TELECHECK 030725 05781604
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000336                          225.81
----------------------------------------------------------------------------------------------------------
         07-25         Wire Transfer Credit                                                         199.93
                         BOH FUNDS TRANSFER 072503 030725000089702
                         03072500010016
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000442                          192.39
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                          188.00
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000422                          166.54
----------------------------------------------------------------------------------------------------------
         07-25         ACH Credit                                                                   158.00
                         EQUIVA PAYMENTS 030725 02232000132597
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000462                           93.81
----------------------------------------------------------------------------------------------------------
         07-25         ACH Credit                                                                    85.00
                         MOLOKAI STATION TELECHECK 030725 05771408

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                        Page 18 of 26
July 31, 2003                                                                                  0001-042424
         Date          Description                                                               Additions
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                           84.08
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000432                           73.75
----------------------------------------------------------------------------------------------------------
         07-25         ACH Credit                                                                    72.00
                         HILO SALES 636 TELECHECK 030725 06781608
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                           72.00
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                           72.00
----------------------------------------------------------------------------------------------------------
         07-25         Customer Deposit                        00000000444                           59.08
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                           25.00
----------------------------------------------------------------------------------------------------------
         07-25         Deposit Non Teller                      00000000424                           18.00
----------------------------------------------------------------------------------------------------------
         07-28         Wire Transfer Credit                                                   2,006,141.97
                         BOH FUNDS TRANSFER 072803 030728000742702
----------------------------------------------------------------------------------------------------------
         07-28         ACH Credit                                                             1,609,132.00
                         AMERICAN EXPRESS SETTLEMENT 030728 7992400143
----------------------------------------------------------------------------------------------------------
         07-28         Wire Transfer Credit                                                      69,108.64
                         BOH FUNDS TRANSFER 072803 030728000571702
----------------------------------------------------------------------------------------------------------
         07-28         ACH Credit                                                                46,165.33
                         DISCOVER BUS SVC SETTLEMENT 030725 601101601001736
----------------------------------------------------------------------------------------------------------
         07-28         ACH Credit                                                                19,922.03
                         USPS ST. LOUIS CONTRACTS 030728
                         990042880EA0000
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00040000424                        5,661.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000441                        4,427.47
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000441                        3,739.02
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                        3,573.36
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                        3,033.28
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                        3,004.16
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                        2,837.61
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                        2,727.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000431                        2,672.58
----------------------------------------------------------------------------------------------------------
         07-28         ACH Credit                                                                 2,443.30
                         HILO PASSENGER 4 TELECHECK 030728 05781604
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                        2,438.10
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                        2,296.10
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                        2,222.70
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000422                        2,120.53
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000431                        2,071.68
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000441                        2,024.00
----------------------------------------------------------------------------------------------------------
         07-28         De-posit Non Teller                     00000000424                        1,909.41
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000679                        1,832.92
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                        1,750.28
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                        1,734.80
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000679                        1,656.80
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                        1,456.90
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                        1,448.08
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000431                        1,356.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                        1,274.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000451                        1,262.24
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000679                        1,245.26
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000679                        1,231.76
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000431                        1,213.46

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                        Page 19 of 26
July 31, 2003                                                                                  0001-042424
         Date          Description                                                               Additions
----------------------------------------------------------------------------------------------------------
         07-28         ACH Credit                                                                 1,194.34
                         ALA MOANA TICKET TELECHECK 030728 05712517
----------------------------------------------------------------------------------------------------------
         07-28         ACH Credit                                                                 1,119.16
                         KAHULUI PAX NO 4 TELECHECK 030728 05771405
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                        1,026.06
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000451                          954.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000441                          943.10
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000451                          908.56
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          899.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          878.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000431                          874.08
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000451                          868.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          840.28
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000441                          763.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000442                          743.28
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          726.80
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          702.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          686.37
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          681.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          672.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000452                          603.76
----------------------------------------------------------------------------------------------------------
         07-28         ACH Credit                                                                   598.14
                         USPS ST. LOUIS CONTRACTS 030728
                         990042880EA0000
----------------------------------------------------------------------------------------------------------
         07-28         ACH Credit                                                                   592.00
                         JCBI HI BKCD DEPST 200307 0001370758
----------------------------------------------------------------------------------------------------------
         07-28         ACH Credit                                                                   583.50
                         KAUAI PASSENGER TELECHECK 030728 05764731
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000431                          565.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000451                          556.46
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          523.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000451                          498.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          491.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000451                          460.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000679                          459.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000441                          429.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          400.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          399.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000451                          387.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000452                          348.71
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000679                          345.94
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000442                          277.15
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000422                          266.22
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000441                          251.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          250.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          246.00
----------------------------------------------------------------------------------------------------------
         07-28         Customer Deposit                        00000000445                          232.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000432                          199.33
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          181.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          175.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000441                          169.00

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                        Page 20 of 26
July 31, 2003                                                                                  0001-042424
         Date          Description                                                               Additions
----------------------------------------------------------------------------------------------------------
         07-28         Customer Deposit                        00000000445                          141.08
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          135.00
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                          120.00
----------------------------------------------------------------------------------------------------------
         07-28         ACH Credit                                                                    93.00
                         JCBI HI BKCD DEPST 200307 0001290766
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                           85.00
----------------------------------------------------------------------------------------------------------
         07-28         Customer Deposit                        00000000445                           82.00
----------------------------------------------------------------------------------------------------------
         07-28         ACH Credit                                                                    81.00
                         KONA KEAHOLE STA TELECHECK 030728 05781606
----------------------------------------------------------------------------------------------------------
         07-28         Customer Deposit                        00000000445                           65.02
----------------------------------------------------------------------------------------------------------
         07-28         Deposit Non Teller                      00000000424                           65.00
----------------------------------------------------------------------------------------------------------
         07-28         Customer Deposit                        00000000444                           64.90
----------------------------------------------------------------------------------------------------------
         07-28         Customer Deposit                        00000000444                           63.84
----------------------------------------------------------------------------------------------------------
         07-28         ACH Credit                                                                    34.08
                         MOLOKAI STATION TELECHECK 030728 05771408
----------------------------------------------------------------------------------------------------------
         07-28         Customer Deposit                        00000000444                           14.90
----------------------------------------------------------------------------------------------------------
         07-28         Customer Deposit                        00000000445                           14.90
----------------------------------------------------------------------------------------------------------
         07-29         Automatic Transfer                                                       246,414.80
                         TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                         0034036160
----------------------------------------------------------------------------------------------------------
         07-29         Wire Transfer Credit                                                   2,900,626.28
                         BOH FUNDS TRANSFER 072903 030729000781702
                         TEBC OF 03/07/29
----------------------------------------------------------------------------------------------------------
         07-29         Wire Transfer Credit                                                     733,464.16
                         BOH FUNDS TRANSFER 072903 030729000986702
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000335                      712,924.42
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000336                      667,267.84
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000336                      113,540.24
----------------------------------------------------------------------------------------------------------
         07-29         ACH Credit                                                                57,624.84
                         DISCOVER BUS SVC SETTLEMENT 030726 601101601001736
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000335                       23,701.68
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000335                       19,901.28
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000681                        9,000.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000336                        8,044.40
----------------------------------------------------------------------------------------------------------
         07-29         ACH Credit                                                                 7,703.00
                         KAUAI PASSENGER TELECHECK 030729 05764731
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000681                        6,270.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                        4,375.90
----------------------------------------------------------------------------------------------------------
         07-29         ACH Credit                                                                 4,228.96
                         HILO PASSENGER 4 TELECHECK 030729 05781604
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                        3,967.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000681                        3,842.37
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000422                        3,276.73
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000441                        3,030.26
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000441                        2,966.91
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000336                        2,957.34
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                        2,935.56
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                        2,287.28
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000431                        2,248.46
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000441                        2,239.44
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000681                        2,090.01

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                        Page 21 of 26
July 31, 2003                                                                                  0001-042424
         Date          Description                                                               Additions
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000335                        1,990.68
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000442                        1,921.19
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000431                        1,890.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                        1,889.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                        1,883.38
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000681                        1,860.90
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                        1,826.38
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000665                        1,750.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                        1,738.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                        1,459.00
----------------------------------------------------------------------------------------------------------
         07-29         ACH Credit                                                                 1,445.02
                         ALA MOANA TICKET TELECHECK 030729 05712517
----------------------------------------------------------------------------------------------------------
         07-29         ACH Credit                                                                 1,398.00
                         ALA MOANA TICKET TELECHECK 030729 05712517
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                        1,343.56
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                        1,300.76
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000655                        1,151.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000335                        1,118.37
----------------------------------------------------------------------------------------------------------
         07-29         ACH Credit                                                                 1,087.07
                         KAHULUI PAX NO 4 TELECHECK 030729 05771405
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                        1,043.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                        1,020.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000441                          985.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          958.28
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          880.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000335                          790.93
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          745.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000422                          649.25
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000441                          594.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          592.00
----------------------------------------------------------------------------------------------------------
         07-29         ACH Credit                                                                   571.00
                         HILO PASSENGER 4 TELECHECK 030729 05781604
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          559.82
----------------------------------------------------------------------------------------------------------
         07-29         ACH Credit                                                                   548.00
                         KONA KEAHOLE STA TELECHECK 030729 05781 606
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          541.80
----------------------------------------------------------------------------------------------------------
         07-29         ACH Credit                                                                   487.58
                         KAUAI PASSENGER TELECHECK 030729 05764731
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000422                          441.15
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          433.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          423.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          385.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          338.00
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000422                          301.41
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          288.74
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          277.00
----------------------------------------------------------------------------------------------------------
         07-29         ACH Credit                                                                   275.20
                         HILO SALES 636 TELECHECK 030729 05781608
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000655                          268.76
----------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          249.00

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 22 of 26
July 31, 2003                                                                                 0001-042424
         Date          Description                                                              Additions
---------------------------------------------------------------------------------------------------------
         07-29         ACH Credit                                                                  237.16
                         KAHULUI PAX NO 4 TELECHECK 030729 05771405
---------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                         229.00
---------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                         211.50
---------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                         211.00
---------------------------------------------------------------------------------------------------------
         07-29         ACH Credit                                                                  192.68
                         KAHULUI PAX NO 4 TELECHECK 030729 05771405
---------------------------------------------------------------------------------------------------------
         07-29         ACH Credit                                                                  174.00
                         HILO PASSENGER 4 TELECHECK 030729 05781604
---------------------------------------------------------------------------------------------------------
         07-29         ACH Credit                                                                  165.00
                         KONA KEAHOLE STA TELECHECK 030729 05781606
---------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000441                         163.00
---------------------------------------------------------------------------------------------------------
         07-29         Deposit NOn Teller                      00000000424                         150.00
---------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000681                         139.00
---------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000681                         136.32
---------------------------------------------------------------------------------------------------------
         07-29         ACH Credit                                                                  125.00
                         KAUAI PASSENGER TELECHECK 030729 05764731
---------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000432                         124.59
---------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                         120.00
---------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                         110.00
---------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000335                         108.00
---------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000441                         107.00
---------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000441                          87.00
---------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          72.00
---------------------------------------------------------------------------------------------------------
         07-29         ACH Credit                                                                   50.00
                         KONA KEAHOLE STA TELECHECK 030729 05781606
---------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          50.00
---------------------------------------------------------------------------------------------------------
         07-29         Customer Deposit                        00000000445                          44.70
---------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          19.13
---------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          18.00
---------------------------------------------------------------------------------------------------------
         07-29         Deposit Non Teller                      00000000424                          15.00
---------------------------------------------------------------------------------------------------------
         07-30         Automatic Transfer                                                       28,928.19
                         TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                         0034036180
---------------------------------------------------------------------------------------------------------
         07-30         Wire Transfer Credit                                                  3,587,287.48
                         BOH FUNDS TRANSFER 073003 030730000347702
---------------------------------------------------------------------------------------------------------
         07-30         Wire Transfer Credit                                                    724,344.28
                         BOH FUNDS TRANSFER 073003 030730000773702
---------------------------------------------------------------------------------------------------------
         07-30         Wire Transfer Credit                                                    320,000.00
                         BOH FUNDS TRANSFER 073003 030730001853702
                         01030730006220NN
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000336                      93,652.61
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000335                      91,330.94
---------------------------------------------------------------------------------------------------------
         07-30         Wire Transfer Credit                                                     58,272.73
                         BOH FUNDS TRANSFER 073003 030730000335702
---------------------------------------------------------------------------------------------------------
         07-30         ACH Credit                                                               40,799.93
                         DISCOVER BUS SVC SETTLEMENT 030729 601101601001736
---------------------------------------------------------------------------------------------------------
         07-30         ACH Credit                                                               37,886.79
                         DISCOVER BUS SVC SETTLEMENT 030729 601101601001736
---------------------------------------------------------------------------------------------------------
         07-30         ACH Credit                                                               36,611.09
                         DISCOVER BUS SVC SETTLEMENT 030729 601101601001736

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 23 of 26
July 31, 2003                                                                                 0001-042424
         Date          Description                                                              Additions
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000335                      18,342.74
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000681                      10,946.64
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000431                      10,086.00
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000681                       9,514.00
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000335                       6,154.47
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                       5,474.00
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                       4,504.97
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000679                       3,135.32
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000461                       2,770.16
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                       2,351.50
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000461                       2,329.00
---------------------------------------------------------------------------------------------------------
         07-30         ACH Credit                                                                2,157.93
                         ALA MOANA TICKET TELECHECK 030730 05712517
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                       2,039.03
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                       2,031.06
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000679                       1,914.02
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000441                       1,850.00
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                       1,640.45
---------------------------------------------------------------------------------------------------------
         07-30         DepositNon Teller                       00000000679                       1,626.18
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                       1,606.16
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                       1,528.04
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                       1,430.00
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000461                       1,399.38
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000441                       1,249.80
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000431                       1,105.16
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                       1,055.00
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000461                       1,019.00
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000461                         942.01
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000422                         837.00
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                         831.36
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000461                         793.22
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000442                         792.28
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000461                         719.53
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000461                         707.00
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                         696.60
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000462                         695.88
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000655                         625.00
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000462                         581.90
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000461                         559.77
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000441                         557.00
---------------------------------------------------------------------------------------------------------
         07-30         ACH Credit                                                                  554.38
                         KONA KEAHOLE STA TELECHECK 030730 05781606
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000679                         531.63
---------------------------------------------------------------------------------------------------------
         07-30         ACH Credit                                                                  500.16
                         KAHULUI PAX NO 4 TELECHECK 030730 05771405
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000679                         500.01
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000681                         376.10
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                         375.80
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000422                         361.28
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000679                         337.00

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 24 of 26
July 31, 2003                                                                                 0001-042424
         Date          Description                                                              Additions
---------------------------------------------------------------------------------------------------------
         07-30         ACH Credit                                                                  324.00
                         JCBI HI BKCD DEPST 200307 0001290790
---------------------------------------------------------------------------------------------------------
         07-30         ACH Credit                                                                  324.00
                         EQUIVA PAYMENTS 030730 02232000133155
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                         295.00
---------------------------------------------------------------------------------------------------------
         07-30         Customer Deposit                        00000000445                         289.00
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000461                         278.00
---------------------------------------------------------------------------------------------------------
         07-30         ATM Deposit                             00000000424                         276.00
---------------------------------------------------------------------------------------------------------
         07-30         ACH Credit                                                                  273.00
                         KAUAI PASSENGER TELECHECK 030730 05764731
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000336                         210.00
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000462                         209.98
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000441                         167.00
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000681                         132.50
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                         130.00
---------------------------------------------------------------------------------------------------------
         07-30         Customer Deposit                        00000000444                         129.70
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000462                          94.73
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                          89.00
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000432                          65.51
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                          40.00
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                          36.00
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                          36.00
---------------------------------------------------------------------------------------------------------
         07-30         Deposit Non Teller                      00000000424                          25.00
---------------------------------------------------------------------------------------------------------
         07-31         Automatic Transfer                                                          343.61
                         TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                         0034036160
---------------------------------------------------------------------------------------------------------
         07-31         Wire Transfer Credit                                                  1,374,156.69
                         BOH FUNDS TRANSFER 073103 030731000068702
                         000001632
---------------------------------------------------------------------------------------------------------
         07-31         Wire Transfer Credit                                                    881,806.91
                         BOH FUNDS TRANSFER 073103 030731001134702
---------------------------------------------------------------------------------------------------------
         07-31         Wire Transfer Credit                                                    300,000.00
                         BOH FUNDS TRANSFER 073103 030731000837702
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000681                     170,134.73
---------------------------------------------------------------------------------------------------------
         07-31         Credit Memo                                                             159,825.00
---------------------------------------------------------------------------------------------------------
         07-31         Wire Transfer Credit                                                     54,668.40
                         BOH FUNDS TRANSFER 073103 030730002292702
                         IP11289040998221
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000336                      51,908.88
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000335                      36,317.11
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000335                      32,592.37
---------------------------------------------------------------------------------------------------------
         07-31         Wire Transfer Credit                                                     25,000.00
                         BOH FUNDS TRANSFER 073103 030731000503702
---------------------------------------------------------------------------------------------------------
         07-31         ACH Credit                                                               20,203.32
                         DISCOVER BUS SVC SETTLEMENT 030730 601101601001736
---------------------------------------------------------------------------------------------------------
         07-31         Wire Transfer Credit                                                     16,750.65
                         BOH FUNDS TRANSFER 073103 030730002263702
                         0104/000674895
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000336                      16,052.00
---------------------------------------------------------------------------------------------------------
         07-31         Customer Deposit                        00000000636                       5,997.62
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                       5,850.00

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                       Page 25 of 26
July 31, 2003                                                                                 0001-042424
         Date          Description                                                              Additions
---------------------------------------------------------------------------------------------------------
         07-31         Customer Deposit                        00000000636                       4,251.53
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                       3,588.10
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                       2,958.86
---------------------------------------------------------------------------------------------------------
         07-31         ACH Credit                                                                2,778.65
                         ALA MOANA TICKET TELECHECK 030731 05712517
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000441                       2,512.12
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000679                       2,261.26
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000652                       2,214.12
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                       2,150.81
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                       2,017.10
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000681                       1,709.00
---------------------------------------------------------------------------------------------------------
         07-31         ACH Credit                                                                1,599.00
                         HONOLULU STN PAX TELECHECK 030731 05712512
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000431                       1,510.00
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                       1,454.54
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000431                       1,381.00
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000655                       1,375.00
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000679                       1,224.00
---------------------------------------------------------------------------------------------------------
         07-31         Customer Deposit                        00000000636                       1,210.60
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                       1,196.02
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000441                       1,171.08
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000335                       1,037.43
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000451                       1,014.00
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000422                         967.93
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000451                         961.05
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000451                         946.00
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000461                         914.38
---------------------------------------------------------------------------------------------------------
         07-31         Customer Deposit                        00000000636                         794.01
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000451                         717.00
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                         704.00
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000451                         678.08
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000442                         662.03
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000679                         650.01
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000681                         598.80
---------------------------------------------------------------------------------------------------------
         07-31         ACH Credit                                                                  558.00
                         JCBI HI BKCD DEPST 200307 0001290923
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000441                         532.00
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                         486.00
---------------------------------------------------------------------------------------------------------
         07-31         ACH Credit                                                                  476.59
                         EQUIVA PAYMENTS 030731 02232000133241
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                         467.00
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000441                         455.00
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                         453.00
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000336                         447.27
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000422                         428.01
---------------------------------------------------------------------------------------------------------
         07-31         ACH Credit                                                                  390.00
                         KAHULUI PAX NO 4 TELECHECK 030731 05771405
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000681                         374.00
---------------------------------------------------------------------------------------------------------
         07-31         Customer Deposit                        00000000636                         327.60
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000452                         312.06
---------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000451                         312.00

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                        Page 26 of 26
July 31, 2003                                                                                  0001-042424
         Date          Description                                                               Additions
----------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000431                          300.00
----------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000452                          223.01
----------------------------------------------------------------------------------------------------------
         07-31         ACH Credit                                                                   212.00
                         JCB1 HI BKCD DEPST 200307 0001290832
----------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                          203.00
----------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                          200.00
----------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000432                          194.57
----------------------------------------------------------------------------------------------------------
         07-31         ACH Credit                                                                   171.50
                         KAUAI PASSENGER TELECHECK 030731 05764731
----------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                          171.00
----------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                          150.00
----------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                          125.00
----------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000462                          110.10
----------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000452                          101.88
----------------------------------------------------------------------------------------------------------
         07-31         ACH Credit                                                                   100.00
                         HILO PASSENGER 4 TELECHECK 030731 05781604
----------------------------------------------------------------------------------------------------------
         07-31         ACH Credit                                                                    81.00
                         KONA KEAHOLE STA TELECHECK 030731 05781606
----------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                           72.00
----------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                           48.00
----------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000424                           36.00
----------------------------------------------------------------------------------------------------------
         07-31         Deposit Non Teller                      00000000655                           26.88

DAILY BALANCES
Date                          Amount     Date                        Amount      Date                        Amount
------------------------------------     ----------------------------------     ------------------------------------
07-15                           0.00     07-22                         0.00      07-29                         0.00
------------------------------------     ----------------------------------     ------------------------------------
07-16                           0.00     07-23                         0.00      07-30                         0.00
------------------------------------     ----------------------------------     ------------------------------------
07-17                           0.00     07-24                         0.00      07-31                         0.00
------------------------------------     ----------------------------------     ------------------------------------
07-18                           0.00     07-25                         0.00
------------------------------------     ----------------------------------
07-21                           0.00     07-28                         0.00
------------------------------------     ----------------------------------

[LOGO] Bank of Hawaii                                      Statement of Account



Last statement: June 30, 2003                       Account: 0001-028588
This statement: July 15, 2003                       Page 1 of 17
Total days in statement period: 15                  Number of Enclosures: (849)

                                                    Direct inquiries to:
                                                        888-643-3888
HAWAIIAN AIRLINES INC
GENERAL ACCOUNT                                     BANK OF HAWAII
PO BOX 29906-ATTN VP CNTRLLR                        P.O. Box 2900
HONOLULU HI 96820                                   HONOLULU HI 96846

_____________________________________________________________________________

AS PART OF OUR NEW AND STREAMLINED BANKING SYSTEM, YOUR ACCOUNT STATEMENT HAS A "NEW LOOK." PLEASE READ THE ENCLOSED INSERT WITH MORE INFORMATION ABOUT THE HIGHLIGHTS AND CHANGES ON YOUR NEW STATEMENT.
_____________________________________________________________________________

Business Cash Advantage

        Account number                                 0001-028588      Beginning balance                         $2,300,000.00
        Enclosures                                             849      Total additions                           53,537,739.68
        Low balance                                 $-3,465,038.39      Total subtractions                        52,358,963.68
                                                                                                                   ------------
        Average balance                                $498,154.81      Ending balance                            $3,478,776.00


 CHECKS

         Number                 Date                        Amount     Number                Date                        Amount
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                    50,118.99                           07-03                     1,207.63
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                    47,110.75                           07-03                     1,133.18
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                    39,105.01                           07-03                     1,120.00
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                    36,400.00                           07-03                     1,040.00
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                    20,968.96                           07-03                       831.78
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                    15,604.36                           07-03                       828.72
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                    13,440.00                           07-03                       820.80
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                    13,195.00                           07-03                       747.01
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                     7,069.45                           07-03                       561.60
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                     6,633.84                           07-03                       559.29
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                     5,737.92                           07-03                       542.12
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                     5,243.26                           07-03                       464.99
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                     5,000.00                           07-03                       447.72
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                     4,880.31                           07-03                       426.09
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                     4,156.66                           07-03                       420.00
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                     3,483.50                           07-03                       394.29
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                     3,403.27                           07-03                       381.64
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                     3,185.00                           07-03                       378.00
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                     2,921.49                           07-03                       377.49
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                     2,080.00                           07-03                       371.16
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                     1,393.98                           07-03                       358.71
         ---------------------------------------------------------     --------------------------------------------------------
                                07-03                     1,223.90                           07-03                       346.95
         ---------------------------------------------------------     --------------------------------------------------------

[LOGO] Bank of Hawaii
------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.

2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.

3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service
     Fee/Maintenance Fee (if any)).

4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).

5.   DAILY BALANCE includes all activity up to and including that date.

6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.

------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

     Ending balance reflected on this statement:                 $____________

     Add deposits and transfers to this account,
     not yet reflected on this statement:
         $_______________  $_______________
         $_______________  $_______________
         $_______________  $_______________                   +) $____________

     Sub-Total:                                               =  $____________

     Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
         $_______________  $_______________  $_______________
         $_______________  $_______________  $_______________
         $_______________  $_______________  $_______________ -) $____________

     Current Account Balance
     (For checking accounts, this amount should equal
     your checkbook register balance.)                        =  $____________
------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

          o    Your name and account number
          o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
          o    Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
------------------------------------------------------------------------------
                       State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired: l-888-643-9888)
                         American Samoa: 684-633-4226
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
------------------------------------------------------------------------------
MEMBER FDIC                                                          [LOGO]
                                                               EQUAL OPPORTUNITY
DDA-719 (7-2003)                                                     LENDER

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                      Page 2 of 17
July 15, 2003                                                                                               0001-028588

Number                  Date                        Amount      Number                Date                       Amount
----------------------------------------------------------      -------------------------------------------------------
                        07-03                       328.20      180557 *              07-03                    6,000.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                       298.50      180581 *              07-01                   36,247.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                       286.46      180633 *              07-02                       82.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                       259.50      180678 *              07-09                      864.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                       250.00      180683 *              07-08                       13.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                       234.50      180729 *              07-01                       62.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                       190.00      180820 *              07-03                      841.02
----------------------------------------------------------      -------------------------------------------------------
                        07-03                       189.00      180847 *              07-01                      823.74
----------------------------------------------------------      -------------------------------------------------------
                        07-03                       167.75      180997 *              07-01                      328.88
----------------------------------------------------------      -------------------------------------------------------
                        07-03                       149.87      181000 *              07-07                   10,500.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                       144.75      181003 *              07-15                      259.47
----------------------------------------------------------      -------------------------------------------------------
                        07-03                       141.61      181008 *              07-01                      658.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                       140.40      181019 *              07-01                      219.03
----------------------------------------------------------      -------------------------------------------------------
                        07-03                       105.00      181021 *              07-02                      181.09
----------------------------------------------------------      -------------------------------------------------------
                        07-03                       104.40      181025 *              07-11                      115.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                       100.00      181047 *              07-01                      115.41
----------------------------------------------------------      -------------------------------------------------------
                        07-03                        88.76      181057 *              07-09                       75.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                        84.60      181059 *              07-08                       13.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                        82.60      181060                07-02                       39.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                        54.00      181062 *              07-11                       13.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                        49.95      181064 *              07-01                      965.48
----------------------------------------------------------      -------------------------------------------------------
                        07-03                        48.96      181065                07-08                       13.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                        42.36      181066                07-02                      239.36
----------------------------------------------------------      -------------------------------------------------------
                        07-03                        34.00      181074 *              07-02                       13.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                        30.00      181083 *              07-01                      700.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                        24.48      181105 *              07-01                      816.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                        21.77      181124 *              07-15                      304.80
----------------------------------------------------------      -------------------------------------------------------
                        07-03                        20.00      181129 *              07-01                      830.72
----------------------------------------------------------      -------------------------------------------------------
                        07-03                        15.07      181200 *              07-09                    1,696.17
----------------------------------------------------------      -------------------------------------------------------
                        07-03                        13.00      181206 *              07-02                    2,340.00
----------------------------------------------------------      -------------------------------------------------------
                        07-03                        13.00      181216 *              07-01                       52.08
----------------------------------------------------------      -------------------------------------------------------
                        07-03                        10.88      181219 *              07-02                       19.95
----------------------------------------------------------      -------------------------------------------------------
                        07-03                         6.04      181225 *              07-01                    2,875.61
----------------------------------------------------------      -------------------------------------------------------
                        07-07                    36,111.60      181227 *              07-10                      500.00
----------------------------------------------------------      -------------------------------------------------------
                        07-07                    10,500.00      181246 *              07-01                    1,489.57
----------------------------------------------------------      -------------------------------------------------------
                        07-07                     1,378.73      181273 *              07-01                    1,447.90
----------------------------------------------------------      -------------------------------------------------------
                        07-09                       500.01      181348 *              07-08                   35,000.00
----------------------------------------------------------      -------------------------------------------------------
177534                  07-08                        13.00      181368 *              07-07                      259.20
----------------------------------------------------------      -------------------------------------------------------
179207 *                07-02                         5.83      181370 *              07-02                      129.60
----------------------------------------------------------      -------------------------------------------------------
179565 *                07-10                       172.80      181371                07-09                      691.20
----------------------------------------------------------      -------------------------------------------------------
179582 *                07-15                       475.28      181372                07-09                      302.40
----------------------------------------------------------      -------------------------------------------------------
179601 *                07-03                       216.00      181378 *              07-08                      216.00
----------------------------------------------------------      -------------------------------------------------------
180012 *                07-10                        98.85      181381 *              07-10                      216.00
----------------------------------------------------------      -------------------------------------------------------
180024 *                07-11                         7.90      181382                07-03                      172.80
----------------------------------------------------------      -------------------------------------------------------
180068 *                07-10                     9,601.54      181385 *              07-15                      216.00
----------------------------------------------------------      -------------------------------------------------------
180101 *                07-09                        24.74      181386                07-14                      388.80
----------------------------------------------------------      -------------------------------------------------------
180307 *                07-14                     5,845.50      181388 *              07-09                      216.00
----------------------------------------------------------      -------------------------------------------------------
180361 *                07-10                     4,199.26      181390 *              07-07                       26.00
----------------------------------------------------------      -------------------------------------------------------
180443 *                07-01                       389.20      181393 *              07-02                      129.60
----------------------------------------------------------      -------------------------------------------------------
180492 *                07-11                     1,110.00      181395 *              07-07                      561.60
----------------------------------------------------------      -------------------------------------------------------
180493                  07-02                       368.06      181397 *              07-07                      129.60
----------------------------------------------------------      -------------------------------------------------------

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                      Page 3 of 17
July 15, 2003                                                                                               0001-028588

Number                  Date                        Amount      Number                Date                       Amount
----------------------------------------------------------      -------------------------------------------------------
181402 *                07-07                       561.60      181652                07-01                      856.80
----------------------------------------------------------      -------------------------------------------------------
181403                  07-07                       820.80      181653                07-03                       23.00
----------------------------------------------------------      -------------------------------------------------------
181406 *                07-11                       129.60      181654                07-02                      325.00
----------------------------------------------------------      -------------------------------------------------------
181411 *                07-15                       259.20      181655                07-01                      277.65
----------------------------------------------------------      -------------------------------------------------------
181416 *                07-10                       216.00      181656                07-01                       75.00
----------------------------------------------------------      -------------------------------------------------------
181417                  07-10                       216.00      181660 *              07-01                      843.80
----------------------------------------------------------      -------------------------------------------------------
181418                  07-08                       216.00      181662 *              07-01                      426.46
----------------------------------------------------------      -------------------------------------------------------
181432 *                07-01                       300.40      181666 *              07-03                       72.38
----------------------------------------------------------      -------------------------------------------------------
181443 *                07-03                        86.40      181670 *              07-02                      566.83
----------------------------------------------------------      -------------------------------------------------------
181444                  07-07                       657.00      181673 *              07-11                    1,024.25
----------------------------------------------------------      -------------------------------------------------------
181450 *                07-01                    53,991.95      181680 *              07-01                      702.00
----------------------------------------------------------      -------------------------------------------------------
181456 *                07-01                       293.58      181681                07-03                    1,020.83
----------------------------------------------------------      -------------------------------------------------------
181461 *                07-02                        13.00      181683 *              07-01                      350.78
----------------------------------------------------------      -------------------------------------------------------
181465 *                07-10                       182.70      181685 *              07-08                    1,248.00
----------------------------------------------------------      -------------------------------------------------------
181466                  07-01                        63.97      181687 *              07-03                    1,243.00
----------------------------------------------------------      -------------------------------------------------------
181471 *                07-01                        79.72      181689 *              07-03                      943.00
----------------------------------------------------------      -------------------------------------------------------
181474 *                07-01                       759.18      181690                07-02                      215.59
----------------------------------------------------------      -------------------------------------------------------
181482 *                07-01                       522.80      181693 *              07-10                      621.00
----------------------------------------------------------      -------------------------------------------------------
181501 *                07-01                     2,050.65      181694                07-01                    2,734.00
----------------------------------------------------------      -------------------------------------------------------
181504 *                07-15                       150.00      181696 *              07-02                      120.37
----------------------------------------------------------      -------------------------------------------------------
181512 *                07-07                       162.30      181698 *              07-02                      799.35
----------------------------------------------------------      -------------------------------------------------------
181519 *                07-02                        86.58      181701 *              07-02                   11,403.50
----------------------------------------------------------      -------------------------------------------------------
181523 *                07-09                       449.20      181702                07-09                    5,250.00
----------------------------------------------------------      -------------------------------------------------------
181525 *                07-10                     1,517.00      181714 *              07-03                   61,538.52
----------------------------------------------------------      -------------------------------------------------------
181526                  07-07                       227.40      181717 *              07-03                   19,971.52
----------------------------------------------------------      -------------------------------------------------------
181530 *                07-09                       216.00      181742 *              07-14                    5,813.50
----------------------------------------------------------      -------------------------------------------------------
181539 *                07-07                       404.00      181747 *              07-10                      135.75
----------------------------------------------------------      -------------------------------------------------------
181540                  07-03                    68,374.11      181750 *              07-15                       25.00
----------------------------------------------------------      -------------------------------------------------------
181547 *                07-01                       660.00      181753 *              07-03                      503.38
----------------------------------------------------------      -------------------------------------------------------
181550 *                07-01                       154.61      181755 *              07-03                      134.32
----------------------------------------------------------      -------------------------------------------------------
181556 *                07-02                       304.81      181757 *              07-02                      486.96
----------------------------------------------------------      -------------------------------------------------------
181567 *                07-02                       160.00      181758                07-03                    3,100.00
----------------------------------------------------------      -------------------------------------------------------
181571 *                07-01                       765.11      181759                07-02                      555.00
----------------------------------------------------------      -------------------------------------------------------
181572                  07-01                        78.00      181761 *              07-01                      853.00
----------------------------------------------------------      -------------------------------------------------------
181580 *                07-01                        50.85      181762                07-01                      150.00
----------------------------------------------------------      -------------------------------------------------------
181582 *                07-03                       197.60      181763                07-03                       80.83
----------------------------------------------------------      -------------------------------------------------------
181589 *                07-01                       302.50      181764                07-01                      686.86
----------------------------------------------------------      -------------------------------------------------------
181595 *                07-03                        54.45      181766 *              07-02                      650.00
----------------------------------------------------------      -------------------------------------------------------
181601 *                07-02                       125.00      181767                07-03                    1,785.49
----------------------------------------------------------      -------------------------------------------------------
181602                  07-01                     1,226.64      181769 *              07-01                      450.00
----------------------------------------------------------      -------------------------------------------------------
181605 *                07-10                     1,438.00      181774 *              07-02                      724.03
----------------------------------------------------------      -------------------------------------------------------
181623 *                07-07                     1,263.02      181779 *              07-01                      178.23
----------------------------------------------------------      -------------------------------------------------------
181624                  07-02                       215.20      181782 *              07-03                    1,670.00
----------------------------------------------------------      -------------------------------------------------------
181625                  07-02                     3,120.00      181796 *              07-01                      350.00
----------------------------------------------------------      -------------------------------------------------------
181628 *                07-14                        37.39      181797                07-10                    1,584.96
----------------------------------------------------------      -------------------------------------------------------
181631 *                07-02                     1,757.70      181798                07-03                      235.20
----------------------------------------------------------      -------------------------------------------------------
181633 *                07-01                       534.30      181799                07-03                      233.12
----------------------------------------------------------      -------------------------------------------------------
181640 *                07-01                        39.00      181800                07-03                      166.40
----------------------------------------------------------      -------------------------------------------------------
181648 *                07-02                        97.65      181803 *              07-02                      990.00
----------------------------------------------------------      -------------------------------------------------------
181649                  07-02                     1,505.00      181804                07-01                    3,557.41
----------------------------------------------------------      -------------------------------------------------------
181651 *                07-10                     1,035.53      181806 *              07-10                      167.18
----------------------------------------------------------      -------------------------------------------------------

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                      Page 4 of 17
July 15, 2003                                                                                               0001-028588

Number                 Date                         Amount     Number                Date                        Amount
----------------------------------------------------------      -------------------------------------------------------
181808 *               07-01                        660.00     181887 *              07-01                       651.04
----------------------------------------------------------      -------------------------------------------------------
181809                 07-02                        186.00     181889 *              07-03                       112.49
----------------------------------------------------------      -------------------------------------------------------
181810                 07-01                          7.96     181890                07-02                       391.66
----------------------------------------------------------      -------------------------------------------------------
181812 *               07-09                    116,600.00     181891                07-09                     2,175.00
----------------------------------------------------------      -------------------------------------------------------
181813                 07-15                        465.60     181892                07-01                     1,334.16
----------------------------------------------------------      -------------------------------------------------------
181814                 07-01                         75.00     181893                07-01                       490.10
----------------------------------------------------------      -------------------------------------------------------
181815                 07-01                        382.03     181894                07-02                     3,675.00
----------------------------------------------------------      -------------------------------------------------------
181816                 07-15                        250.00     181895                07-02                       927.75
----------------------------------------------------------      -------------------------------------------------------
181819 *               07-07                        281.93     181896                07-02                        42.23
----------------------------------------------------------      -------------------------------------------------------
181822 *               07-14                        193.04     181897                07-01                        93.60
----------------------------------------------------------      -------------------------------------------------------
181823                 07-01                        930.00     181898                07-01                        89.55
----------------------------------------------------------      -------------------------------------------------------
181826 *               07-01                        475.32     181899                07-01                       171.87
----------------------------------------------------------      -------------------------------------------------------
181828 *               07-01                        180.98     181901 *              07-03                        32.45
----------------------------------------------------------      -------------------------------------------------------
181831 *               07-03                         27.99     181902                07-03                       156.25
----------------------------------------------------------      -------------------------------------------------------
181834 *               07-02                        115.00     181903                07-02                        60.43
----------------------------------------------------------      -------------------------------------------------------
181835                 07-03                    970,205.69     181904                07-02                       467.33
----------------------------------------------------------      -------------------------------------------------------
181837 *               07-07                        354.14     181905                07-02                       267.60
----------------------------------------------------------      -------------------------------------------------------
181839 *               07-08                      2,803.70     181906                07-02                        64.62
----------------------------------------------------------      -------------------------------------------------------
181840                 07-01                        221.00     181907                07-01                       365.43
----------------------------------------------------------      -------------------------------------------------------
181841                 07-09                        140.65     181908                07-03                     4,851.30
----------------------------------------------------------      -------------------------------------------------------
181842                 07-09                        301.59     181910 *              07-01                       467.32
----------------------------------------------------------      -------------------------------------------------------
181843                 07-01                        407.53     181911                07-07                       107.35
----------------------------------------------------------      -------------------------------------------------------
181844                 07-09                        149.21     181912                07-14                        31.50
----------------------------------------------------------      -------------------------------------------------------
181845                 07-07                        375.00     181913                07-15                       592.80
----------------------------------------------------------      -------------------------------------------------------
181847 *               07-02                      1,035.00     181914                07-01                     1,357.49
----------------------------------------------------------      -------------------------------------------------------
181848                 07-07                        157.60     181915                07-03                       448.74
----------------------------------------------------------      -------------------------------------------------------
181850 *               07-01                      8,443.49     181916                07-02                       378.40
----------------------------------------------------------      -------------------------------------------------------
181851                 07-01                     88,307.24     181917                07-07                         2.05
----------------------------------------------------------      -------------------------------------------------------
181856 *               07-14                        222.80     181918                07-03                       500.00
----------------------------------------------------------      -------------------------------------------------------
181857                 07-11                      1,052.95     181919                07-07                     1,467.50
----------------------------------------------------------      -------------------------------------------------------
181860 *               07-08                        633.55     181922 *              07-02                        73.80
----------------------------------------------------------      -------------------------------------------------------
181861                 07-03                      1,490.43     181926 *              07-02                       310.61
----------------------------------------------------------      -------------------------------------------------------
181862                 07-09                        123.23     181928 *              07-01                     2,724.00
----------------------------------------------------------      -------------------------------------------------------
181863                 07-03                      1,746.00     181929                07-10                     1,413.00
----------------------------------------------------------      -------------------------------------------------------
181864                 07-08                      3,494.52     181931 *              07-07                       897.88
----------------------------------------------------------      -------------------------------------------------------
181866 *               07-09                        334.01     181932                07-02                       568.83
----------------------------------------------------------      -------------------------------------------------------
181867                 07-07                        332.12     181934 *              07-03                        79.48
----------------------------------------------------------      -------------------------------------------------------
181868                 07-03                      6,040.60     181937 *              07-01                       468.74
----------------------------------------------------------      -------------------------------------------------------
181869                 07-07                      1,156.37     181940 *              07-03                     1,229.73
----------------------------------------------------------      -------------------------------------------------------
181870                 07-01                        145.50     181941                07-03                     2,840.09
----------------------------------------------------------      -------------------------------------------------------
181872 *               07-03                         94.63     181942                07-07                        49.06
----------------------------------------------------------      -------------------------------------------------------
181873                 07-02                        142.87     181943                07-03                       191.76
----------------------------------------------------------      -------------------------------------------------------
181874                 07-03                        180.00     181945 *              07-01                       476.16
----------------------------------------------------------      -------------------------------------------------------
181875                 07-01                        700.38     181946                07-02                       272.94
----------------------------------------------------------      -------------------------------------------------------
181876                 07-02                        731.50     181947                07-01                       107.15
----------------------------------------------------------      -------------------------------------------------------
181878 *               07-02                      1,207.87     181948                07-10                       876.22
----------------------------------------------------------      -------------------------------------------------------
181880 *               07-02                      2,079.00     181951 *              07-01                       384.32
----------------------------------------------------------      -------------------------------------------------------
181881                 07-03                         14.00     181952                07-03                       101.43
----------------------------------------------------------      -------------------------------------------------------
181882                 07-02                      1,106.76     181955 *              07-01                     2,857.24
----------------------------------------------------------      -------------------------------------------------------
181883                 07-01                         70.83     181957 *              07-02                        10.00
----------------------------------------------------------      -------------------------------------------------------
181884                 07-01                        289.58     181958                07-01                       118.38
----------------------------------------------------------      -------------------------------------------------------

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                      Page 5 of 17
July 15, 2003                                                                                               0001-028588

Number                  Date                        Amount      Number                Date                       Amount
----------------------------------------------------------      -------------------------------------------------------
181960 *                07-02                       416.00      182027 *              07-08                      796.32
----------------------------------------------------------      -------------------------------------------------------
181961                  07-02                       189.20      182029 *              07-15                      276.04
----------------------------------------------------------      -------------------------------------------------------
181962                  07-14                     1,622.47      182030                07-09                      219.58
----------------------------------------------------------      -------------------------------------------------------
181963                  07-03                     4,725.00      182031                07-07                    3,617.44
----------------------------------------------------------      -------------------------------------------------------
181964                  07-02                        52.59      182032                07-03                      530.64
----------------------------------------------------------      -------------------------------------------------------
181965                  07-08                        27.95      182034 *              07-07                    2,000.00
----------------------------------------------------------      -------------------------------------------------------
181966                  07-02                        15.85      182035                07-02                      600.00
----------------------------------------------------------      -------------------------------------------------------
181969 *                07-02                       298.70      182036                07-07                      494.21
----------------------------------------------------------      -------------------------------------------------------
181970                  07-03                       650.67      182038 *              07-08                      338.08
----------------------------------------------------------      -------------------------------------------------------
181971                  07-09                     2,895.00      182044 *              07-02                    1,978.19
----------------------------------------------------------      -------------------------------------------------------
181974 *                07-03                        53.65      182046 *              07-07                      961.62
----------------------------------------------------------      -------------------------------------------------------
181975                  07-02                        24.87      182047                07-07                    1,440.00
----------------------------------------------------------      -------------------------------------------------------
181976                  07-11                     1,201.09      182048                07-07                      300.00
----------------------------------------------------------      -------------------------------------------------------
181977                  07-02                       660.42      182049                07-03                    1,950.00
----------------------------------------------------------      -------------------------------------------------------
181978                  07-02                       442.33      182050                07-03                      725.41
----------------------------------------------------------      -------------------------------------------------------
181979                  07-09                       147.40      182052 *              07-01                      222.83
----------------------------------------------------------      -------------------------------------------------------
181980                  07-08                        20.00      182053                07-09                       10.28
----------------------------------------------------------      -------------------------------------------------------
181981                  07-03                       465.00      182054                07-03                      125.55
----------------------------------------------------------      -------------------------------------------------------
181982                  07-01                     1,434.16      182055                07-15                      541.00
----------------------------------------------------------      -------------------------------------------------------
181983                  07-02                     1,036.20      182056                07-02                    3,327.55
----------------------------------------------------------      -------------------------------------------------------
181984                  07-14                        18.32      182057                07-09                      503.00
----------------------------------------------------------      -------------------------------------------------------
181986 *                07-03                     1,799.45      182058                07-02                    2,026.04
----------------------------------------------------------      -------------------------------------------------------
181987                  07-07                       134.21      182059                07-07                    3,750.00
----------------------------------------------------------      -------------------------------------------------------
181988                  07-02                     5,000.00      182061 *              07-07                    3,166.50
----------------------------------------------------------      -------------------------------------------------------
181989                  07-02                       767.00      182062                07-01                      261.23
----------------------------------------------------------      -------------------------------------------------------
181990                  07-02                       302.00      182064 *              07-03                    2,113.02
----------------------------------------------------------      -------------------------------------------------------
181991                  07-14                       742.18      182065                07-03                       43.02
----------------------------------------------------------      -------------------------------------------------------
181992                  07-02                       980.00      182066                07-08                       64.31
----------------------------------------------------------      -------------------------------------------------------
181993                  07-01                       122.92      182067                07-10                    1,339.20
----------------------------------------------------------      -------------------------------------------------------
181995 *                07-01                       295.44      182068                07-07                    2,000.00
----------------------------------------------------------      -------------------------------------------------------
181996                  07-01                       142.90      182069                07-03                       79.52
----------------------------------------------------------      -------------------------------------------------------
181997                  07-01                     1,471.35      182071 *              07-03                      909.55
----------------------------------------------------------      -------------------------------------------------------
181998                  07-14                       702.80      182072                07-07                      560.54
----------------------------------------------------------      -------------------------------------------------------
182000 *                07-08                     1,378.75      182073                07-02                      801.51
----------------------------------------------------------      -------------------------------------------------------
182005 *                07-08                       358.93      182075 *              07-02                      208.53
----------------------------------------------------------      -------------------------------------------------------
182006                  07-07                       104.86      182076                07-02                    9,906.69
----------------------------------------------------------      -------------------------------------------------------
182007                  07-08                       224.32      182077                07-02                    8,904.12
----------------------------------------------------------      -------------------------------------------------------
182008                  07-07                       343.98      182078                07-02                   31,387.31
----------------------------------------------------------      -------------------------------------------------------
182009                  07-07                     1,232.25      182079                07-03                   28,758.90
----------------------------------------------------------      -------------------------------------------------------
182011 *                07-10                       137.89      182081 *              07-09                    5,772.00
----------------------------------------------------------      -------------------------------------------------------
182012                  07-02                       208.63      182083 *              07-03                  141,439.16
----------------------------------------------------------      -------------------------------------------------------
182013                  07-07                       244.80      182084                07-14                   29,092.65
----------------------------------------------------------      -------------------------------------------------------
182014                  07-09                       276.66      182085                07-10                   75,663.99
----------------------------------------------------------      -------------------------------------------------------
182015                  07-09                       185.00      182088 *              07-09                    8,677.19
----------------------------------------------------------      -------------------------------------------------------
182016                  07-10                        39.00      182089                07-03                   12,873.02
----------------------------------------------------------      -------------------------------------------------------
182018 *                07-07                       490.62      182090                07-01                    6,393.31
----------------------------------------------------------      -------------------------------------------------------
182019                  07-02                       299.94      182092 *              07-02                   40,837.83
----------------------------------------------------------      -------------------------------------------------------
182020                  07-02                     2,221.80      182095 *              07-01                   28,311.38
----------------------------------------------------------      -------------------------------------------------------
182021                  07-14                        49.01      182101 *              07-01                   13,214.07
----------------------------------------------------------      -------------------------------------------------------
182023 *                07-03                     1,479.60      182102                07-10                   13,077.94
----------------------------------------------------------      -------------------------------------------------------
182025 *                07-03                       369.30      182103                07-02                   19,545.88
----------------------------------------------------------      -------------------------------------------------------

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                      Page 6 of 17
July 15, 2003                                                                                               0001-028588

Number                  Date                        Amount      Number                Date                       Amount
----------------------------------------------------------      -------------------------------------------------------
182105 *                07-01                    19,034.06      182194                07-07                    1,826.60
----------------------------------------------------------      -------------------------------------------------------
182109 *                07-10                     8,820.22      182195                07-08                      782.00
----------------------------------------------------------      -------------------------------------------------------
182111 *                07-07                     6,302.12      182196                07-08                    2,205.98
----------------------------------------------------------      -------------------------------------------------------
182112                  07-09                    10,747.77      182197                07-14                      232.26
----------------------------------------------------------      -------------------------------------------------------
182113                  07-02                    35,946.88      182198                07-09                      534.97
----------------------------------------------------------      -------------------------------------------------------
182115 *                07-10                     7,280.00      182199                07-03                    6,651.52
----------------------------------------------------------      -------------------------------------------------------
182116                  07-15                    15,252.00      182200                07-10                      140.62
----------------------------------------------------------      -------------------------------------------------------
182118 *                07-03                    18,953.15      182202 *              07-07                       35.68
----------------------------------------------------------      -------------------------------------------------------
182119                  07-07                    13,380.77      182205 *              07-08                      119.94
----------------------------------------------------------      -------------------------------------------------------
182120                  07-02                    22,156.43      182209 *              07-08                      259.20
----------------------------------------------------------      -------------------------------------------------------
182122 *                07-07                    56,700.00      182210                07-09                       13.00
----------------------------------------------------------      -------------------------------------------------------
182123                  07-07                     1,143.69      182212 *              07-08                       68.76
----------------------------------------------------------      -------------------------------------------------------
182124                  07-02                     1,143.69      182214 *              07-10                      888.34
----------------------------------------------------------      -------------------------------------------------------
182125                  07-03                     1,143.69      182216 *              07-11                      350.00
----------------------------------------------------------      -------------------------------------------------------
182127 *                07-07                       121.60      182218 *              07-08                       21.00
----------------------------------------------------------      -------------------------------------------------------
182128                  07-07                        57.50      182219                07-07                      293.85
----------------------------------------------------------      -------------------------------------------------------
182132 *                07-08                     2,978.88      182220                07-08                      395.81
----------------------------------------------------------      -------------------------------------------------------
182133                  07-03                       137.54      182221                07-08                       25.00
----------------------------------------------------------      -------------------------------------------------------
182134                  07-01                     3,492.00      182222                07-10                      400.18
----------------------------------------------------------      -------------------------------------------------------
182135                  07-09                       432.53      182225 *              07-11                    1,905.00
----------------------------------------------------------      -------------------------------------------------------
182136                  07-02                       447.00      182228 *              07-14                      319.49
----------------------------------------------------------      -------------------------------------------------------
182137                  07-02                     1,800.00      182229                07-11                       88.46
----------------------------------------------------------      -------------------------------------------------------
182138                  07-09                     1,565.60      182230                07-08                    4,750.00
----------------------------------------------------------      -------------------------------------------------------
182139                  07-03                     1,730.00      182231                07-10                    2,813.00
----------------------------------------------------------      -------------------------------------------------------
182140                  07-10                     8,543.60      182235 *              07-03                      281.25
----------------------------------------------------------      -------------------------------------------------------
182142 *                07-14                       216.00      182236                07-07                    5,955.30
----------------------------------------------------------      -------------------------------------------------------
182143                  07-07                        33.90      182237                07-07                   10,416.66
----------------------------------------------------------      -------------------------------------------------------
182144                  07-08                       202.10      182238                07-07                      636.44
----------------------------------------------------------      -------------------------------------------------------
182145                  07-08                        27.71      182239                07-15                      131.10
----------------------------------------------------------      -------------------------------------------------------
182150 *                07-07                     1,620.00      182240                07-10                       26.03
----------------------------------------------------------      -------------------------------------------------------
182151                  07-14                     1,500.00      182241                07-10                      489.60
----------------------------------------------------------      -------------------------------------------------------
182153 *                07-08                       730.11      182242                07-10                      115.00
----------------------------------------------------------      -------------------------------------------------------
182156 *                07-09                       236.37      182243                07-08                      306.00
----------------------------------------------------------      -------------------------------------------------------
182157                  07-07                    14,451.20      182244                07-09                      230.12
----------------------------------------------------------      -------------------------------------------------------
182158                  07-09                     9,125.00      182245                07-09                       33.49
----------------------------------------------------------      -------------------------------------------------------
182159                  07-01                    52,083.00      182246                07-10                      764.08
----------------------------------------------------------      -------------------------------------------------------
182161 *                07-09                   230,155.00      182247                07-09                      231.00
----------------------------------------------------------      -------------------------------------------------------
182163 *                07-10                        13.00      182248                07-15                       66.00
----------------------------------------------------------      -------------------------------------------------------
182168 *                07-10                         5.18      182249                07-09                       32.48
----------------------------------------------------------      -------------------------------------------------------
182170 *                07-11                       316.16      182252 *              07-07                      269.19
----------------------------------------------------------      -------------------------------------------------------
182171                  07-09                         7.93      182253                07-09                      200.06
----------------------------------------------------------      -------------------------------------------------------
182173 *                07-03                       930.16      182255 *              07-11                       86.40
----------------------------------------------------------      -------------------------------------------------------
182174                  07-11                       385.16      182256                07-14                      429.22
----------------------------------------------------------      -------------------------------------------------------
182177 *                07-09                       210.18      182258 *              07-08                        8.28
----------------------------------------------------------      -------------------------------------------------------
182178                  07-14                       401.38      182259                07-11                      264.27
----------------------------------------------------------      -------------------------------------------------------
182181 *                07-09                       863.24      182260                07-09                    1,115.00
----------------------------------------------------------      -------------------------------------------------------
182183 *                07-14                   154,800.00      182261                07-10                      247.74
----------------------------------------------------------      -------------------------------------------------------
182184                  07-15                   457,461.00      182262                07-09                       29.00
----------------------------------------------------------      -------------------------------------------------------
182186 *                07-07                     3,219.85      182264 *              07-07                      800.80
----------------------------------------------------------      -------------------------------------------------------
182191 *                07-08                    22,620.00      182265                07-09                      778.36
----------------------------------------------------------      -------------------------------------------------------
182193 *                07-11                    43,037.16      182266                07-14                      170.58
----------------------------------------------------------      -------------------------------------------------------

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                      Page 7 of 17
July 15, 2003                                                                                               0001-028588

Number                  Date                        Amount      Number                Date                       Amount
----------------------------------------------------------      -------------------------------------------------------
182267                  07-10                     5,300.40      182322 *              07-08                      452.21
----------------------------------------------------------      -------------------------------------------------------
182268                  07-09                     4,192.68      182323                07-09                      634.30
----------------------------------------------------------      -------------------------------------------------------
182269                  07-11                     2,750.00      182324                07-08                    3,075.98
----------------------------------------------------------      -------------------------------------------------------
182270                  07-09                       646.49      182325                07-10                    3,021.70
----------------------------------------------------------      -------------------------------------------------------
182271                  07-07                        82.19      182328 *              07-09                      144.25
----------------------------------------------------------      -------------------------------------------------------
182272                  07-09                        89.28      182331 *              07-09                       20.72
----------------------------------------------------------      -------------------------------------------------------
182273                  07-08                       437.37      182332                07-08                      173.00
----------------------------------------------------------      -------------------------------------------------------
182274                  07-09                     1,460.44      182333                07-07                    1,504.83
----------------------------------------------------------      -------------------------------------------------------
182275                  07-11                       291.50      182334                07-10                       44.27
----------------------------------------------------------      -------------------------------------------------------
182276                  07-11                     3,200.00      182335                07-10                      484.08
----------------------------------------------------------      -------------------------------------------------------
182277                  07-10                       650.73      182336                07-09                       31.73
----------------------------------------------------------      -------------------------------------------------------
182278                  07-09                        83.56      182337                07-09                    2,279.79
----------------------------------------------------------      -------------------------------------------------------
182279                  07-09                        75.14      182338                07-14                      367.75
----------------------------------------------------------      -------------------------------------------------------
182280                  07-08                       822.26      182339                07-08                      163.82
----------------------------------------------------------      -------------------------------------------------------
182281                  07-08                     1,238.87      182340                07-07                       78.10
----------------------------------------------------------      -------------------------------------------------------
182282                  07-10                     1,620.00      182341                07-09                      262.34
----------------------------------------------------------      -------------------------------------------------------
182283                  07-08                       164.80      182342                07-08                       78.00
----------------------------------------------------------      -------------------------------------------------------
182284                  07-10                     2,104.05      182343                07-08                      122.20
----------------------------------------------------------      -------------------------------------------------------
182285                  07-09                     1,627.50      182344                07-14                    2,801.77
----------------------------------------------------------      -------------------------------------------------------
182286                  07-09                     1,120.00      182345                07-08                    2,606.70
----------------------------------------------------------      -------------------------------------------------------
182289 *                07-11                        47.92      182346                07-08                        9.17
----------------------------------------------------------      -------------------------------------------------------
182290                  07-10                       304.41      182349 *              07-09                       49.00
----------------------------------------------------------      -------------------------------------------------------
182291                  07-07                       131.25      182350                07-14                      851.47
----------------------------------------------------------      -------------------------------------------------------
182292                  07-10                       122.38      182351                07-10                       87.82
----------------------------------------------------------      -------------------------------------------------------
182293                  07-08                       124.00      182352                07-14                       53.87
----------------------------------------------------------      -------------------------------------------------------
182294                  07-09                       131.51      182353                07-14                       61.04
----------------------------------------------------------      -------------------------------------------------------
182295                  07-09                       444.78      182354                07-11                      338.54
----------------------------------------------------------      -------------------------------------------------------
182296                  07-10                       628.77      182355                07-08                    1,780.00
----------------------------------------------------------      -------------------------------------------------------
182297                  07-14                       420.31      182356                07-10                    4,711.86
----------------------------------------------------------      -------------------------------------------------------
182298                  07-11                        63.75      182357                07-10                       66.00
----------------------------------------------------------      -------------------------------------------------------
182299                  07-09                       110.42      182358                07-10                      588.93
----------------------------------------------------------      -------------------------------------------------------
182300                  07-08                        70.71      182359                07-09                      495.00
----------------------------------------------------------      -------------------------------------------------------
182301                  07-08                     1,435.41      182360                07-10                      158.00
----------------------------------------------------------      -------------------------------------------------------
182302                  07-10                        67.70      182361                07-11                      550.00
----------------------------------------------------------      -------------------------------------------------------
182303                  07-08                       648.56      182363 *              07-09                       18.72
----------------------------------------------------------      -------------------------------------------------------
182304                  07-09                     2,387.94      182364                07-08                      878.43
----------------------------------------------------------      -------------------------------------------------------
182305                  07-11                       688.62      182365                07-14                    3,666.08
----------------------------------------------------------      -------------------------------------------------------
182306                  07-09                       618.80      182366                07-14                      107.45
----------------------------------------------------------      -------------------------------------------------------
182307                  07-14                        99.00      182368 *              07-10                    1,481.90
----------------------------------------------------------      -------------------------------------------------------
182308                  07-07                       350.00      182369                07-08                       98.44
----------------------------------------------------------      -------------------------------------------------------
182309                  07-11                       504.54      182370                07-09                      538.50
----------------------------------------------------------      -------------------------------------------------------
182310                  07-09                       414.15      182371                07-10                       27.00
----------------------------------------------------------      -------------------------------------------------------
182311                  07-08                        80.63      182372                07-09                      251.57
----------------------------------------------------------      -------------------------------------------------------
182312                  07-09                       398.53      182374 *              07-14                      488.80
----------------------------------------------------------      -------------------------------------------------------
182313                  07-15                       445.93      182375                07-10                       46.85
----------------------------------------------------------      -------------------------------------------------------
182314                  07-08                       122.10      182376                07-14                      293.14
----------------------------------------------------------      -------------------------------------------------------
182315                  07-10                     1,185.00      182377                07-14                      954.50
----------------------------------------------------------      -------------------------------------------------------
182317 *                07-09                       928.00      182378                07-09                      469.26
----------------------------------------------------------      -------------------------------------------------------
182318                  07-08                        43.18      182379                07-10                      857.33
----------------------------------------------------------      -------------------------------------------------------
182319                  07-10                       108.00      182382 *              07-08                       91.66
----------------------------------------------------------      -------------------------------------------------------
182320                  07-10                        90.00      182383                07-08                    1,104.17
----------------------------------------------------------      -------------------------------------------------------

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                      Page 8 of 17
July 15, 2003                                                                                               0001-028588

Number                  Date                        Amount      Number                Date                       Amount
----------------------------------------------------------      -------------------------------------------------------
182385 *                07-11                       520.00      182442                07-08                    5,030.27
----------------------------------------------------------      -------------------------------------------------------
182386                  07-10                     4,913.95      182443                07-08                   20,376.85
----------------------------------------------------------      -------------------------------------------------------
182387                  07-08                       323.86      182444                07-08                   14,526.00
----------------------------------------------------------      -------------------------------------------------------
182388                  07-10                       194.34      182445                07-09                   13,495.93
----------------------------------------------------------      -------------------------------------------------------
182389                  07-07                     1,103.12      182446                07-09                   81,812.26
----------------------------------------------------------      -------------------------------------------------------
182390                  07-10                     1,066.47      182450 *              07-07                   26,001.24
----------------------------------------------------------      -------------------------------------------------------
182391                  07-14                        84.30      182455 *              07-08                  103,925.12
----------------------------------------------------------      -------------------------------------------------------
182393 *                07-11                         2.33      182456                07-09                    5,417.54
----------------------------------------------------------      -------------------------------------------------------
182394                  07-09                       311.77      182457                07-08                   17,444.55
----------------------------------------------------------      -------------------------------------------------------
182395                  07-14                        72.92      182458                07-10                    6,780.19
----------------------------------------------------------      -------------------------------------------------------
182397 *                07-08                       353.76      182459                07-08                   35,227.70
----------------------------------------------------------      -------------------------------------------------------
182398                  07-11                     2,850.00      182460                07-10                   50,255.53
----------------------------------------------------------      -------------------------------------------------------
182399                  07-08                       297.22      182461                07-08                   17,998.20
----------------------------------------------------------      -------------------------------------------------------
182400                  07-08                     1,406.24      182462                07-11                   41,177.83
----------------------------------------------------------      -------------------------------------------------------
182401                  07-10                     5,000.00      182463                07-10                    9,205.95
----------------------------------------------------------      -------------------------------------------------------
182402                  07-08                       275.00      182464                07-08                   35,000.00
----------------------------------------------------------      -------------------------------------------------------
182403                  07-10                     4,975.53      182465                07-09                   14,794.95
----------------------------------------------------------      -------------------------------------------------------
182404                  07-15                     1,666.66      182467 *              07-08                    7,319.21
----------------------------------------------------------      -------------------------------------------------------
182405                  07-10                     1,773.80      182468                07-15                   50,000.00
----------------------------------------------------------      -------------------------------------------------------
182406                  07-10                       480.81      182469                07-09                   17,272.47
----------------------------------------------------------      -------------------------------------------------------
182407                  07-07                     1,113.11      182470                07-09                   15,000.00
----------------------------------------------------------      -------------------------------------------------------
182408                  07-08                     2,153.15      182471                07-10                   10,545.00
----------------------------------------------------------      -------------------------------------------------------
182409                  07-08                       725.41      182472                07-08                   10,320.90
----------------------------------------------------------      -------------------------------------------------------
182410                  07-09                     2,767.74      182473                07-10                   10,527.02
----------------------------------------------------------      -------------------------------------------------------
182411                  07-14                       463.51      182474                07-10                    7,987.92
----------------------------------------------------------      -------------------------------------------------------
182412                  07-11                        62.75      182475                07-11                   19,832.55
----------------------------------------------------------      -------------------------------------------------------
182413                  07-10                     4,222.16      182476                07-08                   37,596.96
----------------------------------------------------------      -------------------------------------------------------
182414                  07-08                     1,609.08      182477                07-10                    6,644.34
----------------------------------------------------------      -------------------------------------------------------
182415                  07-14                       110.00      182478                07-09                   18,406.90
----------------------------------------------------------      -------------------------------------------------------
182416                  07-11                     4,002.86      182479                07-09                   62,215.60
----------------------------------------------------------      -------------------------------------------------------
182417                  07-10                       166.04      182480                07-14                  168,475.74
----------------------------------------------------------      -------------------------------------------------------
182418                  07-14                       750.00      182481                07-09                   90,466.00
----------------------------------------------------------      -------------------------------------------------------
182419                  07-09                       193.37      182482                07-14                      300.00
----------------------------------------------------------      -------------------------------------------------------
182420                  07-08                       253.46      182483                07-09                   75,072.00
----------------------------------------------------------      -------------------------------------------------------
182421                  07-11                       208.05      182485 *              07-11                    3,875.00
----------------------------------------------------------      -------------------------------------------------------
182423 *                07-08                       480.59      182486                07-10                    2,443.45
----------------------------------------------------------      -------------------------------------------------------
182424                  07-08                        20.03      182487                07-11                       67.70
----------------------------------------------------------      -------------------------------------------------------
182425                  07-08                       273,85      182490 *              07-14                      780.00
----------------------------------------------------------      -------------------------------------------------------
182426                  07-08                        43.59      182491                07-15                      268.75
----------------------------------------------------------      -------------------------------------------------------
182427                  07-10                     1,582.40      182492                07-14                      346.60
----------------------------------------------------------      -------------------------------------------------------
182428                  07-09                       544.00      182498 *              07-15                      135.02
----------------------------------------------------------      -------------------------------------------------------
182429                  07-09                       548.88      182500 *              07-15                      131.26
----------------------------------------------------------      -------------------------------------------------------
182432 *                07-08                    24,069.59      182501                07-10                      222.63
----------------------------------------------------------      -------------------------------------------------------
182433                  07-08                     9,188.51      182503 *              07-15                       87.42
----------------------------------------------------------      -------------------------------------------------------
182434                  07-09                    14,600.60      182504                07-10                      190.00
----------------------------------------------------------      -------------------------------------------------------
182435                  07-08                     7,057.68      182513 *              07-11                      735.63
----------------------------------------------------------      -------------------------------------------------------
182436                  07-08                    12,778.41      182514                07-10                      151.39
----------------------------------------------------------      -------------------------------------------------------
182437                  07-10                    74,117.81      182518 *              07-14                      277.07
----------------------------------------------------------      -------------------------------------------------------
182438                  07-09                     7,889.20      182519                07-14                      450.00
----------------------------------------------------------      -------------------------------------------------------
182439                  07-11                     5,140.54      182520                07-10                      319.42
----------------------------------------------------------      -------------------------------------------------------
182441 *                07-07                    15,507.60      182521                07-11                       41.88
----------------------------------------------------------      -------------------------------------------------------

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                      Page 9 of 17
July 15, 2003                                                                                               0001-028588

Number                  Date                        Amount      Number                Date                       Amount
----------------------------------------------------------      -------------------------------------------------------
182522                  07-15                       148.61      182622                07-15                      154.50
----------------------------------------------------------      -------------------------------------------------------
182523                  07-15                       175.00      182623                07-14                      284.04
----------------------------------------------------------      -------------------------------------------------------
182525 *                07-14                       350.00      182625 *              07-14                       41.23
----------------------------------------------------------      -------------------------------------------------------
182527 *                07-09                       592.79      182629 *              07-15                    2,486.49
----------------------------------------------------------      -------------------------------------------------------
182528                  07-14                       155.29      182631 *              07-15                       62.33
----------------------------------------------------------      -------------------------------------------------------
182529                  07-10                       138.70      182635 *              07-15                      525.18
----------------------------------------------------------      -------------------------------------------------------
182530                  07-14                       209.98      182639 *              07-15                      750.00
----------------------------------------------------------      -------------------------------------------------------
182532 *                07-10                        15.58      182646 *              07-14                      908.00
----------------------------------------------------------      -------------------------------------------------------
182533                  07-08                       194.29      182648 *              07-15                    4,566.04
----------------------------------------------------------      -------------------------------------------------------
182534                  07-09                       144.09      182649                07-15                      612.00
----------------------------------------------------------      -------------------------------------------------------
182535                  07-10                       230.00      182654 *              07-14                       71.94
----------------------------------------------------------      -------------------------------------------------------
182537 *                07-10                       330.21      182657 *              07-15                       92.27
----------------------------------------------------------      -------------------------------------------------------
182538                  07-11                    23,427.39      182659 *              07-15                       38.20
----------------------------------------------------------      -------------------------------------------------------
182543 *                07-10                 1,410,417.00      182660                07-15                      411.46
----------------------------------------------------------      -------------------------------------------------------
182546 *                07-14                       281.25      182674 *              07-14                    1,200.48
----------------------------------------------------------      -------------------------------------------------------
182547                  07-11                       341.55      182677 *              07-15                      712.32
----------------------------------------------------------      -------------------------------------------------------
182555 *                07-15                       105.00      182684 *              07-15                    3,493.05
----------------------------------------------------------      -------------------------------------------------------
182558 *                07-10                       638.95      182689 *              07-14                      145.31
----------------------------------------------------------      -------------------------------------------------------
182560 *                07-11                       138.00      182692 *              07-15                       59.48
----------------------------------------------------------      -------------------------------------------------------
182561                  07-11                       980.00      182693                07-15                      334.02
----------------------------------------------------------      -------------------------------------------------------
182562                  07-08                    14,328.77      182694                07-15                      442.71
----------------------------------------------------------      -------------------------------------------------------
182566 *                07-11                        96.84      182696 *              07-15                    1,250.00
----------------------------------------------------------      -------------------------------------------------------
182575 *                07-10                       420.00      182711 *              07-14                      490.62
----------------------------------------------------------      -------------------------------------------------------
182576                  07-11                     1,250.00      182712                07-14                    1,333.55
----------------------------------------------------------      -------------------------------------------------------
182577                  07-10                        24.44      182725 *              07-15                    1,583.32
----------------------------------------------------------      -------------------------------------------------------
182578                  07-10                       190.00      182732 *              07-15                      715.62
----------------------------------------------------------      -------------------------------------------------------
182580 *                07-15                       440.98      182743 *              07-15                    1,192.50
----------------------------------------------------------      -------------------------------------------------------
182581                  07-14                        61.00      182758 *              07-15                      208.53
----------------------------------------------------------      -------------------------------------------------------
182584 *                07-11                     1,024.41      182760 *              07-15                   18,181.94
----------------------------------------------------------      -------------------------------------------------------
182586 *                07-14                       455.52      182762 *              07-15                    5,226.95
----------------------------------------------------------      -------------------------------------------------------
182588 *                07-15                       137.94      182765 *              07-15                    7,320.00
----------------------------------------------------------      -------------------------------------------------------
182590 *                07-14                       131.25      182769 *              07-14                    5,361.89
----------------------------------------------------------      -------------------------------------------------------
182593 *                07-14                       130.40      182773 *              07-14                   23,209.00
----------------------------------------------------------      -------------------------------------------------------
182597 *                07-14                    12,364.00      182777 *              07-14                  397,831.69
----------------------------------------------------------      -------------------------------------------------------
182600 *                07-11                   329,459.44      182778                07-14                    7,201.90
----------------------------------------------------------      -------------------------------------------------------
182604 *                07-14                     6,084.01      182787 *              07-15                   13,675.91
----------------------------------------------------------      -------------------------------------------------------
182605                  07-14                     3,374.27      182790 *              07-15                   17,767.50
----------------------------------------------------------      -------------------------------------------------------
182607 *                07-15                       963.48      182793 *              07-15                    1,627.52
----------------------------------------------------------      -------------------------------------------------------
182608                  07-15                     3,900.00      182800 *              07-15                       30.00
----------------------------------------------------------      -------------------------------------------------------
182612 *                07-15                       894.52      182809 *              07-15                      297.79
----------------------------------------------------------      -------------------------------------------------------
182613                  07-15                       136.38      182813 *              07-14                      317.70
----------------------------------------------------------      -------------------------------------------------------
182614                  07-15                     1,845.00      182814                07-15                    7,000.00
----------------------------------------------------------      -------------------------------------------------------
182615                  07-15                     1,218.29      182842 *              07-15                       29.00
----------------------------------------------------------      -------------------------------------------------------
182617 *                07-15                        29.17      182858 *              07-15                    7,340.05
----------------------------------------------------------      -------------------------------------------------------
182620 *                07-14                        49.55      182861 *              07-14                      875.00
----------------------------------------------------------      -------------------------------------------------------
182621                  07-14                     2,720.00      * Skip in check sequence
----------------------------------------------------------

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                Page 10 of 17
July 15, 2003                                                                                          0001-028588
DEBITS
        Date                   Description                                                            Subtractions
        ----------------------------------------------------------------------------------------------------------
        07-01                  Automatic Transfer                                                        47,509.69
                                 CONCENTRATION TRANSFER
        ----------------------------------------------------------------------------------------------------------
        07-01                  Automatic Transfer                                                        18,966.91
                                 CONCENTRATION TRANSFER
        ----------------------------------------------------------------------------------------------------------
        07-01                  Automatic Transfer                                                         4,648.02
                                 CONCENTRATION TRANSFER
        ----------------------------------------------------------------------------------------------------------
        07-01                  Automatic Transfer                                                           599.00
                                 CONCENTRATION TRANSFER
        ----------------------------------------------------------------------------------------------------------
        07-01                  Automatic Transfer                                                     1,755,186.02
        ----------------------------------------------------------------------------------------------------------
        07-01                  Outgoing Wire Trnsfr                                                     407,680.83
                                 BOH FUNDS TRANSFER 063003 0306300
                                 00658701 DO 025543
        ----------------------------------------------------------------------------------------------------------
        07-01                  Outgoing Wire Trnsfr                                                     114,000.00
                                 BOH FUNDS TRANSFER 063003 0306300
                                 01 719701 DO 025595
        ----------------------------------------------------------------------------------------------------------
        07-01                  Outgoing Wire Trnsfr                                                      72,923.65
                                 BOH FUNDS TRANSFER 063003 0306300
                                 01716701 DO 025592
        ----------------------------------------------------------------------------------------------------------
        07-01                  Outgoing Wire Trnsfr                                                      25,016.00
                                 BOH FUNDS TRANSFER 063003 0306300
                                 01832701 DO 025596
        ----------------------------------------------------------------------------------------------------------
        07-01                  ACH Debit                                                                 72,856.42
                                 BP WEST COAST PR EFT DEBIT 17844141801309
                                 9
        ----------------------------------------------------------------------------------------------------------
        07-02                  Automatic Transfer                                                       114,024.04
                                 CONCENTRATION TRANSFER
        ----------------------------------------------------------------------------------------------------------
        07-02                  Automatic Transfer                                                        31,766.51
                                 CONCENTRATION TRANSFER
        ----------------------------------------------------------------------------------------------------------
        07-02                  Automatic Transfer                                                         3,244.93
                                 CONCENTRATION TRANSFER
        ----------------------------------------------------------------------------------------------------------
        07-02                  Automatic Transfer                                                         1,381.64
                                 CONCENTRATION TRANSFER
        ----------------------------------------------------------------------------------------------------------
        07-02                  Automatic Transfer                                                       152,125.97
        ----------------------------------------------------------------------------------------------------------
        07-02                  Outgoing Wire Trnsfr                                                   2,005,227.70
                                 BOH FUNDS TRANSFER 070103 0307010
                                 01291701 DO 025652
        ----------------------------------------------------------------------------------------------------------
        07-02                  Outgoing Wire Trnsfr                                                   1,095,014.00
                                 BOH FUNDS TRANSFER 070103 0307010
                                 01287701 DO 025649
        ----------------------------------------------------------------------------------------------------------
        07-02                  Outgoing Wire Trnsfr                                                     375,000.00
                                 BOH FUNDS TRANSFER 070103 0307010
                                 01288701 DO 025650
        ----------------------------------------------------------------------------------------------------------
        07-02                  Outgoing Wire Trnsfr                                                     230,824.17
                                 BOH FUNDS TRANSFER 070103 0307010
                                 01292701 DO 025653
        ----------------------------------------------------------------------------------------------------------
        07-02                  Outgoing Wire Trnsfr                                                     100,000.00
                                 BOH FUNDS TRANSFER 070103 0307010
                                 01293701 DO 025554

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                 Page 11 of 17
July 15, 2003                                                                                           0001-028588

        Date                   Description                                                            Subtractions
        ----------------------------------------------------------------------------------------------------------
        07-02                  Outgoing Wire Trnsfr                                                      42,022.00
                                 BOH FUNDS TRANSFER 070103 0307010
                                 01783701 DO 025696
        ----------------------------------------------------------------------------------------------------------
        07-02                  Outgoing Wire Trnsfr                                                      27,886.37
                                 BOH FUNDS TRANSFER 070103 0307010
                                 01290701 DO 025651
        ----------------------------------------------------------------------------------------------------------
        07-02                  Outgoing Wire Trnsfr                                                       4,720.00
                                 BOH FUNDS TRANSFER 070103 0307010
                                 01784701 DO 025697
        ----------------------------------------------------------------------------------------------------------
        07-02                  ACH Debit                                                                  5,000.00
                                 BBC ACCT XFER TRANSFER
        ----------------------------------------------------------------------------------------------------------
        07-03                  Automatic Transfer                                                       101,472.33
                                 CONCENTRATION TRANSFER
        ----------------------------------------------------------------------------------------------------------
        07-03                  Automatic Transfer                                                        97,499.54
                                 CONCENTRATION TRANSFER
        ----------------------------------------------------------------------------------------------------------
        07-03                  Automatic Transfer                                                         4,715.03
                                 CONCENTRATION TRANSFER
        ----------------------------------------------------------------------------------------------------------
        07-03                  Automatic Transfer                                                         1,820.26
                                 CONCENTRATION TRANSFER
        ----------------------------------------------------------------------------------------------------------
        07-03                  Outgoing Wire Trnsfr                                                     453,000.00
                                 BOH FUNDS TRANSFER 070203 0307020
                                 00912701 DO 025716
        ----------------------------------------------------------------------------------------------------------
        07-03                  Outgoing Wire Trnsfr                                                      11,830.04
                                 BOH FUNDS TRANSFER 070203 0307020
                                 00909701 DO 025715
        ----------------------------------------------------------------------------------------------------------
        07-03                  Outgoing Wire Trnsfr                                                       7,500.00
                                 BOH FUNDS TRANSFER 070203 0307020
                                 00907701 DO 025714
        ----------------------------------------------------------------------------------------------------------
        07-03                  Outgoing Wire Trnsfr                                                       4,642.00
                                 BOH FUNDS TRANSFER 070203 0307020
                                 01480701 10844186
        ----------------------------------------------------------------------------------------------------------
        07-03                  Outgoing Wire Trnsfr                                                         320.00
                                 BOH FUNDS TRANSFER 070203 0307020
                                 01449701 10844187
        ----------------------------------------------------------------------------------------------------------
        07-03                  Debit Memo                                                               369,000.00
        ----------------------------------------------------------------------------------------------------------
        07-03                  ACH Debit                                                              3,530,289.05
                                 HAWAIIAN AIR PAYROLL 030702-SETT-B
                                    HAWNAIR
        ----------------------------------------------------------------------------------------------------------
        07-03                  ACH Debit                                                                    288.46
                                 INTL BANKING DEP TRADE_SVCS 070203 0029400
                                 359001 ISB S08172 7-PCHOO1 LETTER OF
        ----------------------------------------------------------------------------------------------------------
        07-03                  ACH Debit                                                                    105.75
                                 INTL BANKING DEP TRADE_SVCS 070203 0029400
                                 359001 ISB S08175 2-PCHOO1 LETTER OF
        ----------------------------------------------------------------------------------------------------------
        07-03                  ACH Debit                                                                     63.89
                                 INTL BANKING DEP TRADE_SVCS 070203 0029400
                                 359001 ISB S08172 9-PCHOO1 LETTER OF
        ----------------------------------------------------------------------------------------------------------
        07-03                  ACH Debit                                                                     37.50
                                 INTL BANKING DEP TRADE_SVCS 070203 0029400
                                 359001 ISB S08173 0-PCHOO1 LETTER OF

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                 Page 12 of 17
July 15, 2003                                                                                           0001-028588
         Date                   Description                                                           Subtractions
        ----------------------------------------------------------------------------------------------------------
         07-03                  ACH Debit                                                                    37.50
                                  INTL BANKING DEP TRADE-SVCS 070203 0029400
                                  359001 ISB S08172 8-PCH001 LETTER OF
        ----------------------------------------------------------------------------------------------------------
         07-03                  ACH Debit                                                             1,865,244.99
        ----------------------------------------------------------------------------------------------------------
         07-03                  Outgoing Wire Trnsfr                                                    750,000.00
        ----------------------------------------------------------------------------------------------------------
         07-03                  Outgoing Wire Trnsfr                                                    317,591.33
        ----------------------------------------------------------------------------------------------------------
         07-03                  Outgoing Wire Trnsfr                                                    250,000.00
        ----------------------------------------------------------------------------------------------------------
         07-03                  Outgoing Wire Trnsfr                                                    249,659.74
        ----------------------------------------------------------------------------------------------------------
         07-03                  Outgoing Wire Trnsfr                                                     40,470.04
        ----------------------------------------------------------------------------------------------------------
         07-03                  Outgoing Wire Trnsfr                                                     24,914.02
        ----------------------------------------------------------------------------------------------------------
         07-03                  Outgoing Wire Trnsfr                                                     19,146.86
        ----------------------------------------------------------------------------------------------------------
         07-03                  Outgoing Wire Trnsfr                                                        879.32
        ----------------------------------------------------------------------------------------------------------
         07-03                  ACH Debit                                                                   810.09
        ----------------------------------------------------------------------------------------------------------
         07-03                  Debit Memo                                                                  570.00
        ----------------------------------------------------------------------------------------------------------
         07-07                  Outgoing Wire Trnsfr                                                     95,186.57
                                  BOH FUNDS TRANSFER 070703 030707001281701
                                  DO 025854
        ----------------------------------------------------------------------------------------------------------
         07-07                  ACH Debit                                                                42,700.79
                                  BP WEST COAST PR EFT DEBIT 184441918012599
        ----------------------------------------------------------------------------------------------------------
         07-07                  Outgoing Wire Trnsfr                                                     24,258.00
                                  BOH FUNDS TRANSFER 070703 030707001158701
                                  DO 025851
        ----------------------------------------------------------------------------------------------------------
         07-07                  ACH Debit                                                                24,089.04
                                  EMPLOYMENT DEVEL EDD EFTPMT 070303
                                  TXP*08817066*01100
                                  *030703*T*372402*T*2036502*T*2408904\
        ----------------------------------------------------------------------------------------------------------
         07-07                  ACH Debit                                                                   183.36
                                  Intl Banking Dep TRADE_SVCS 070703
                                  ISB S081620-PCHOO1
                                  LETTER OF CREDIT
        ----------------------------------------------------------------------------------------------------------
         07-07                  ACH Debit                                                                   124.10
                                  Intl Banking Dep TRADE_SVCS 070703
                                  ISB S081739-PCHOO1
                                  LETTER OF CREDIT
        ----------------------------------------------------------------------------------------------------------
         07-07                  ACH Debit                                                                    81.78
                                  Intl Banking Dep TRADE_SVCS 070703
                                  ISB S081621-PCH001
                                  LETTER OF CREDIT
        ----------------------------------------------------------------------------------------------------------
         07-07                  ACH Debit                                                                    63.89
                                  Intl Banking Dep TRADE_SVCS 070703
                                  ISB S081619-PCHOO1
                                  LETTER OF CREDIT
        ----------------------------------------------------------------------------------------------------------
         07-08                  Outgoing Wire Trnsfr                                                     12,000.00
                                  BOH FUNDS TRANSFER 070803 030708000843701
                                  10834056
        ----------------------------------------------------------------------------------------------------------
         07-08                  ACH Debit                                                                42,544.10
                                  BP WEST COAST PR EFT DEBIT 188442218010599
        ----------------------------------------------------------------------------------------------------------
         07-08                  Automatic Transfer                                                      360,954.17
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001014129
        ----------------------------------------------------------------------------------------------------------
         07-08                  Automatic Transfer                                                        7,089.64
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001014137
        ----------------------------------------------------------------------------------------------------------
         07-08                  Automatic Transfer                                                    7,893,040.73
                                  TRANSFER TO CAT GOV SEC FUND-S
                                  00000000800963050

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                 Page 13 of 17
July 15, 2003                                                                                           0001-028588

         Date                   Description                                                           Subtractions
        ----------------------------------------------------------------------------------------------------------
         07-08                  Automatic Transfer                                                       58,995.62
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001028677
        ----------------------------------------------------------------------------------------------------------
         07-08                  Automatic Transfer                                                        5,520.31
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0080463693
        ----------------------------------------------------------------------------------------------------------
         07-09                  Debit Memo                                                            5,000,000.00
        ----------------------------------------------------------------------------------------------------------
         07-09                  Outgoing Wire Trnsfr                                                    410,000.00
                                  BOH FUNDS TRANSFER 070903 030709000806701
                                  DO 025940
        ----------------------------------------------------------------------------------------------------------
         07-09                  Outgoing Wire Trnsfr                                                      2,071.88
                                  BOH FUNDS TRANSFER 070903 030709001596701
                                  10844246
        ----------------------------------------------------------------------------------------------------------
         07-09                  Outgoing Wire Trnsfr                                                        656.00
                                  BOH FUNDS TRANSFER 070903 030709001250701
                                  10844243
        ----------------------------------------------------------------------------------------------------------
         07-09                  Outgoing Wire Trnsfr                                                        194.02
                                  BOH FUNDS TRANSFER 070903 030709001577701
                                  10844245
        ----------------------------------------------------------------------------------------------------------
         07-09                  Outgoing Wire Trnsfr                                                        100.74
                                  BOH FUNDS TRANSFER 070903 030709001581701
                                  10844244
        ----------------------------------------------------------------------------------------------------------
         07-09                  ACH Debit                                                             2,313,971.54
                                  HAWAIIAN AIRLINE TAX PMTS
                                  030709-SETT-BOH MAXUS
        ----------------------------------------------------------------------------------------------------------
         07-09                  ACH Debit                                                                   319.44
                                  Intl Banking Dep TRADE_SVCS 070903
                                  ISB S081839-PCH001
                               LETTER OF CREDIT
        ----------------------------------------------------------------------------------------------------------
         07-09                  Automatic Transfer                                                      100,625.88
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001014129
        ----------------------------------------------------------------------------------------------------------
         07-09                  Automatic Transfer                                                        6,141.92
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001014137
        ----------------------------------------------------------------------------------------------------------
         07-09                  Automatic Transfer                                                          210.18
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001028677
        ----------------------------------------------------------------------------------------------------------
         07-09                  Automatic Transfer                                                          554.25
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0080463693
        ----------------------------------------------------------------------------------------------------------
         07-10                  Outgoing Wire Trnsfr                                                  5,000,000.00
                                  BOH FUNDS TRANSFER 071003 030710001197701
                                  10844274
        ----------------------------------------------------------------------------------------------------------
         07-10                  Outgoing Wire Trnsfr                                                    925,090.14
                                  BOH FUNDS TRANSFER 071003 030710001054701
                                  DO 026020
        ----------------------------------------------------------------------------------------------------------
         07-10                  Outgoing Wire Trnsfr                                                     27,500.00
                                  BOH FUNDS TRANSFER 071003 030710001057701
                                  DO 026021
        ----------------------------------------------------------------------------------------------------------
         07-10                  Outgoing Wire Trnsfr                                                     20,949.13
                                  BOH FUNDS TRANSFER 071003 030710001495701
                                  10844275

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                 Page 14 of 17
July 15, 2003                                                                                           0001-028588

         Date                   Description                                                           Subtractions
        ----------------------------------------------------------------------------------------------------------
         07-10                  Outgoing Wire Trnsfr                                                     20,865.52
                                  BOH FUNDS TRANSFER 071003 030710001503701
                                  10844273
        ----------------------------------------------------------------------------------------------------------
         07-10                  Outgoing Wire Trnsfr                                                      1,248.00
                                  BOH FUNDS TRANSFER 071003 030710001059701
                                  DO 026022
        ----------------------------------------------------------------------------------------------------------
         07-10                  ACH Debit                                                                29,411.07
                                  BP WEST COAST PR EFT DEBIT 19044251801 1699
        ----------------------------------------------------------------------------------------------------------
         07-10                  ACH Debit                                                                   906.00
                                  STATE OF COLORAD STATE TAX 070903 TXP*37101050020000
                                  0*00011*030630*T*0000090600*U*0000000000*U*0000000000*
        ----------------------------------------------------------------------------------------------------------
         07-10                  Automatic Transfer                                                       69,178.82
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001014129
        ----------------------------------------------------------------------------------------------------------
         07-10                  Automatic Transfer                                                       26,432.64
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001014137
        ----------------------------------------------------------------------------------------------------------
         07-10                  Automatic Transfer                                                       10,278.13
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001028677
        ----------------------------------------------------------------------------------------------------------
         07-10                  Automatic Transfer                                                          115.00
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0080463693
        ----------------------------------------------------------------------------------------------------------
         07-11                  Outgoing Wire Trnsfr                                                    750,000.00
                                  BOH FUNDS TRANSFER 071103 030711000932701
                                  DO 026072
        ----------------------------------------------------------------------------------------------------------
         07-11                  Outgoing Wire Trnsfr                                                    250,000.00
                                  BOH FUNDS TRANSFER 071103 030711000927701
                                  DO 026069
        ----------------------------------------------------------------------------------------------------------
         07-11                  Outgoing Wire Trnsfr                                                    121,285.54
                                  BOH FUNDS TRANSFER 071103 030711001157701
                                  DO 026092
        ----------------------------------------------------------------------------------------------------------
         07-11                  Outgoing Wire Trnsfr                                                     95,186.57
                                  BOH FUNDS TRANSFER 071103 030711000929701
                                  DO 026070
        ----------------------------------------------------------------------------------------------------------
         07-11                  Outgoing Wire Trnsfr                                                     19,866.01
                                  BOH FUNDS TRANSFER 071103 030711000923701
                                  DO 026068
        ----------------------------------------------------------------------------------------------------------
         07-11                  Outgoing Wire Trnsfr                                                     12,000.00
                                  BOH FUNDS TRANSFER 071103 030711001311701
                                  10844289
        ----------------------------------------------------------------------------------------------------------
         07-11                  Outgoing Wire Trnsfr                                                      4,600.00
                                  BOH FUNDS TRANSFER 071103 030711000931701
                                  DO 026071
        ----------------------------------------------------------------------------------------------------------
         07-11                  Outgoing Wire Trnsfr                                                      3,947.80
                                  BOH FUNDS TRANSFER 071103 030711001306701
                                  10844290
        ----------------------------------------------------------------------------------------------------------
         07-11                  Outgoing Wire Trnsfr                                                        712.58
                                  BOH FUNDS TRANSFER 071103 030711001297701
                                  10844291

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                 Page 15 of 17
July 15, 2003                                                                                           0001-028588

         Date                   Description                                                           Subtractions
        ----------------------------------------------------------------------------------------------------------
         07-11                  ACH Debit                                                                44,025.87
                                  BP WEST COAST PR EFT DEBIT 191442718010399
        ----------------------------------------------------------------------------------------------------------
         07-11                  Automatic Transfer                                                       39,944.70
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001014129
        ----------------------------------------------------------------------------------------------------------
         07-11                  Automatic Transfer                                                        7,288.60
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001014137
        ----------------------------------------------------------------------------------------------------------
         07-11                  Automatic Transfer                                                        3,394.30
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001028677
        ----------------------------------------------------------------------------------------------------------
         07-11                  Automatic Transfer                                                        2,048.32
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0080463693
        ----------------------------------------------------------------------------------------------------------
         07-14                  ACH Debit                                                                15,031.13
                                  BP WEST COAST PR EFT DEBIT 192443019011899
        ----------------------------------------------------------------------------------------------------------
         07-14                  Automatic Transfer                                                       37,228.45
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001014129
        ----------------------------------------------------------------------------------------------------------
         07-14                  Automatic Transfer                                                       15,268.94
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001014137
        ----------------------------------------------------------------------------------------------------------
         07-14                  Automatic Transfer                                                    3,678,451.67
                                  TRANSFER TO CAT GOV SEC FUND-S
                                  00000000800963050
        ----------------------------------------------------------------------------------------------------------
         07-14                  Automatic Transfer                                                        4,723.04
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001028677
        ----------------------------------------------------------------------------------------------------------
         07-14                  Automatic Transfer                                                        1,372.08
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0080463693
        ----------------------------------------------------------------------------------------------------------
         07-15                  Outgoing Wire Trnsfr                                                    950,703.37
                                  BOH FUNDS TRANSFER 071503 030715000397701
                                  DO 026153
        ----------------------------------------------------------------------------------------------------------
         07-15                  Outgoing Wire Trnsfr                                                    302,762.80
                                  BOH FUNDS TRANSFER 071503 030715000398701
                                  DO 026154
        ----------------------------------------------------------------------------------------------------------
         07-15                  Outgoing Wire Trnsfr                                                    272,495.86
                                  BOH FUNDS TRANSFER 071503 030715001051701
                                  DO 026172
        ----------------------------------------------------------------------------------------------------------
         07-15                  Outgoing Wire Trnsfr                                                     42,884.00
                                  BOH FUNDS TRANSFER 071503 030715001054701
                                  DO 026173
        ----------------------------------------------------------------------------------------------------------
         07-15                  Automatic Transfer                                                       28,932.00
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001014129
        ----------------------------------------------------------------------------------------------------------
         07-15                  Automatic Transfer                                                       12,538.18
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001014137

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                 Page 16 of 17
July 15, 2003                                                                                           0001-028588

         Date                   Description                                                           Subtractions
        ----------------------------------------------------------------------------------------------------------
         07-15                  Automatic Transfer                                                      652,906.29
                                  TRANSFER TO CAT GOV SEC FUND-S
                                  00000000800963050
        ----------------------------------------------------------------------------------------------------------
         07-15                  Automatic Transfer                                                        3,634.36
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0001028677
        ----------------------------------------------------------------------------------------------------------
         07-15                  Automatic Transfer                                                          257.65
                                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                  0080463693



CREDITS
         Date                   Description                                                              Additions
        ----------------------------------------------------------------------------------------------------------
         07-01                  Automatic Transfer                          20001042424               2,881,704.45
                                  CONCENTRATION TRANSFER
        ----------------------------------------------------------------------------------------------------------
         07-02                  Automatic Transfer                          20001042424               4,424,054.77
                                  CONCENTRATION TRANSFER
        ----------------------------------------------------------------------------------------------------------
         07-03                  Automatic Transfer                          20001042424               1,457,135.92
                                  CONCENTRATION TRANSFER
        ----------------------------------------------------------------------------------------------------------
         07-03                  Automatic Transfer                                                    4,513,409.63
        ----------------------------------------------------------------------------------------------------------
         07-07                  Automatic Transfer                                                    1,611,195.00
                                  TRANSFER FROM CAT GOV SEC FUND-S
                                  00000000800963050
        ----------------------------------------------------------------------------------------------------------
         07-08                  Automatic Transfer                                                    8,502,566.69
                                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                                  0001042424
        ----------------------------------------------------------------------------------------------------------
         07-09                  Automatic Transfer                                                    8,311,875.48
                                  TRANSFER FROM CAT GOV SEC FUND-S
                                  00000000800963050
        ----------------------------------------------------------------------------------------------------------
         07-09                  Automatic Transfer                                                    4,274,621.09
                                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                                  0001042424
        ----------------------------------------------------------------------------------------------------------
         07-10                  Automatic Transfer                                                    6,097,796.13
                                  TRANSFER FROM CAT GOV SEC FUND-S
                                  00000000800963050
        ----------------------------------------------------------------------------------------------------------
         07-10                  Automatic Transfer                                                    1,361,111.93
                                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                                  0001042424
        ----------------------------------------------------------------------------------------------------------
         07-11                  Automatic Transfer                                                      516,070.60
                                  TRANSFER FROM CAT GOV SEC FUND-S
                                  00000000800963050
        ----------------------------------------------------------------------------------------------------------
         07-11                  Automatic Transfer                                                    1,236,061.71
                                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                                  0001042424
        ----------------------------------------------------------------------------------------------------------
         07-14                  Automatic Transfer                                                    4,601,374.39
                                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                                  0001042424
        ----------------------------------------------------------------------------------------------------------
         07-15                  Automatic Transfer                                                    3,748,761.89
                                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                                  0001042424

[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                Page 17 of 17
July 15, 2003                                                                                          0001-028588
DAILY BALANCES
        Date                       Amount      Date                     Amount      Date                    Amount
        ---------------------------------      -------------------------------      ------------------------------
        06-30                2,300,000.00      07-07               -357,344.62      07-11             2,636,214.00
        ---------------------------------      -------------------------------      ------------------------------
        07-01                2,300,000.00      07-08               -713,715.62      07-14             2,634,770.00
        ---------------------------------      -------------------------------      ------------------------------
        07-02                2,300,000.00      07-09              3,191,129.00      07-15             3,478,776.00
        ---------------------------------      -------------------------------      ------------------------------
        07-03               -1,529,130.62      07-10              2,733,138.00
        ---------------------------------      -------------------------------      ------------------------------

       [LOGO OMITTED] Bank of Hawaii               Statement of Account

       Last statement: July 15, 2003               Account: 0001-028588
       This statement: July 31, 2003               Page 1 of 19
       Total days in statement period: 16          Number of Enclosures: (914)

                                                   Direct inquiries to;
                                                   888-643-3888
       HAWAIIAN AIRLINES INC
       GENERAL ACCOUNT                             BANK OF HAWAII
       PO BOX 29906-ATTN VP CNTRLLR                P.O. BOX 2900
       HONOLULU HI 96820                           HONOLULU HI 96846

       -----------------------------------------------------------------

       AS PART OF OUR NEW AND STREAMLINED BANKING SYSTEM YOUR ACCOUNT STATEMENT HAS A "NEW LOOK. " PLEASE READ THE ENCLOSED INSERT WITH MORE INFORMATION ABOUT THE HIGHLIGHTS AND CHANGES ON YOUR - NEW STATEMENT.

       -----------------------------------------------------------------

       Business Cash Advantage

       Account number            0001-028588     Beginning balance           $3,478,776.00
       Enclosures                        914     Total additions             46,212,655.97
       Low balance            $-3,465,038.39     Total subtractions          46,722,029.97
       Average balance         $1,849,728.14     Ending balance              $2,969,402.00

  CHECKS
       Number       Date            Amount            Number         Date           Amount
       ------------------------------------           ------------------------------------
                   07-18          26,550.00           181375 *       07-17          129.60
       ------------------------------------           ------------------------------------
                   07-24              10.80           181387 *       07-29          129.60
       ------------------------------------           ------------------------------------
       176699      07-17              10.00           181389 *       07-16          561.60
       ------------------------------------           ------------------------------------
       178020 *    07-25             910.86           181391 *       07-17          129.60
       ------------------------------------           ------------------------------------
       178516 *    07-31             197.22           181394 *       07-28          216.00
       ------------------------------------           ------------------------------------
       179145 *    07-16             891.64           181396 *       07-22          820.80
       ------------------------------------           ------------------------------------
       179445 *    07-24             100.00           181404 *       07-22          216.00
       ------------------------------------           ------------------------------------
       180359 *    07-25             300.00           181414 *       07-21          216.00
       ------------------------------------           ------------------------------------
       180513 *    07-21           5,000.00           181445 *       07-31           13.75
       ------------------------------------           ------------------------------------
       180606 *    07-21             388.80           181464 *       07-18           13.00
       ------------------------------------           ------------------------------------
       180607      07-25             177.80           181470 *       07-16          161.46
       ------------------------------------           ------------------------------------
       180629 *    07-18              52.00           181483 *       07-18        1,508.80
       ------------------------------------           ------------------------------------
       180639 *    07-29              13.00           181488 *       07-21          281.12
       ------------------------------------           ------------------------------------
       180689 *    07-31             114.99           181514 *       07-24           13.00
       ------------------------------------           ------------------------------------
       180717 *    07-29             216.00           181518 *       07-16           13.00
       ------------------------------------           ------------------------------------
       180825 *    07-25             954.00           181520 *       07-16          171.28
       ------------------------------------           ------------------------------------
       180978 *    07-16          18,375.00           181531 *       07-31          172.80
       ------------------------------------           ------------------------------------
       181029 *    07-18             222.87           181533 *       07-22           15.31
       ------------------------------------           ------------------------------------
       181055 *    07-21              26.00           181752 *       07-18          205.00
       ------------------------------------           ------------------------------------
       181076 *    07-28              84.00           181768 *       07-31          114.40
       ------------------------------------           ------------------------------------
       181087 *    07-23          20,000.00           181776 *       07-29          350.00
       ------------------------------------           ------------------------------------
       181369 *    07-16             216.00           181787 *       07-31           52.00
       ------------------------------------           ------------------------------------

[LOGO OMITTED] Bank of Hawaii
------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/ average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.

2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.

3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service
     Fee/Maintenance Fee (if any)).

4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).

5.   DAILY BALANCE includes all activity up to and including that date.

6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.
------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
------------------------------------------------------------------------------
This worksheet will assist you in balancing your account,

     Ending balance reflected on this statement:                            $__________________

     Add deposits and transfers to this account; not yet reflected on this statement:
           $______________________   $______________________
           $______________________   $______________________
           $______________________   $______________________                             +)  $____________________

Sub-Total:                                                                               =)  $____________________

Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
           $______________________   $______________________   $______________________
           $______________________   $______________________   $______________________
           $______________________   $______________________   $______________________   -)  $____________________

Current Account Balance (For checking accounts, this amount should
equal your checkbook register balance.)                                                  =)  $____________________$

------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

     o   Your name and account number
     o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
     o   Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our Investigation.
------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing Impaired: 1-888-643-9888)
                         American Samoa: 684-633-4226
                        Guam and Saipan:1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
------------------------------------------------------------------------------

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                             Page 2 of 19
July 31, 2003                                                      0001-028588

Number         Date           Amount        Number       Date           Amount
------------------------------------        ----------------------------------
181833 *       07-21          233.95        182348       07-16         193.00
------------------------------------        ----------------------------------
181838 *       07-18          409.84        182362 *     07-17         300.00
------------------------------------        ----------------------------------
181885 *       07-16          121.68        182367 *     07-16          27.00
------------------------------------        ----------------------------------
181920 *       07-18          579.50        182373 *     07-31         133.00
------------------------------------        ----------------------------------
181935 *       07-28        1,021.41        182380 *     07-18       1,429.21
------------------------------------        ----------------------------------
181939 *       07-21        4,314.00        182381       07-29         170.00
------------------------------------        ----------------------------------
181967 *       07-31        1,112.44        182392 *     07-30       1.153.73
------------------------------------        ----------------------------------
181985 *       07-23           13.37        182396 *     07-17          40.00
------------------------------------        ----------------------------------
182004 *       07-16        1,338.96        182422 *     07-17       3,308.00
------------------------------------        ----------------------------------
182022 *       07-31           52.08        182430 *     07-21         231.40
------------------------------------        ----------------------------------
182033 *       07-31          246.00        182440 *     07-21       6,654.00
------------------------------------        ----------------------------------
182045 *       07-16        2,500.00        182466 *     07-21       8,114.00
------------------------------------        ----------------------------------
182121 *       07-22        6,290.00        182484 *     07-21          20.00
------------------------------------        ----------------------------------
182149 *       07-25          216.00        182488 *     07-18          40.46
------------------------------------        ----------------------------------
182162 *       07-28           96.00        182489       07-16         273.00
------------------------------------        ----------------------------------
182165 *       07-30           13.00        182493 *     07-16         331.56
------------------------------------        ----------------------------------
182166         07-16          179.94        182494       07-17          36.58
------------------------------------        ----------------------------------
182172 *       07-16           93.54        182495       07-17         750.00
------------------------------------        ----------------------------------
182176 *       07-22          660,38        182496       07-17         344.87
------------------------------------        ----------------------------------
182179 *       07-28        2,684.00        182497       07-18          35.18
------------------------------------        ----------------------------------
182180         07-29          171.60        182499 *     07-25         216.00
------------------------------------        ----------------------------------
182182 *       07-16          689.09        182502 *     07-30          26.00
------------------------------------        ----------------------------------
182185 *       07-17          325,00        182505 *     07-21         676.56
------------------------------------        ----------------------------------
182187 *       07-16        1,500.00        182506       07-22         230.28
------------------------------------        ----------------------------------
182188         07-17          750.00        182507       07-16          88.37
------------------------------------        ----------------------------------
182189         07-25        2,000.00        182508       07-16         401.68
------------------------------------        ----------------------------------
182192 *       07-29       56,245.60        182509       07-18         489.19
------------------------------------        ----------------------------------
182203 *       07-25           21.82        182510       07-16       1,450.00
------------------------------------        ----------------------------------
182204         07-22           14.56        182511       07-21         352.60
------------------------------------        ----------------------------------
182206 *       07-24          731.98        182512       07-16         150.00
------------------------------------        ----------------------------------
182208 *       07-21          172.80        182515 *     07-29         650.00
------------------------------------        ----------------------------------
182213 *       07-23          254.83        182517 *     07-31          82.49
------------------------------------        ----------------------------------
182215 *       07-31          191.07        182524 *     07-21         724.03
------------------------------------        ----------------------------------
182217 *       07-21          344.50        182526 *     07-23         293.71
------------------------------------        ----------------------------------
182223 *       07-16          188.48        182531 *     07-16         549.25
------------------------------------        ----------------------------------
182224         07-16          234.25        182536 *     07-17         245.00
------------------------------------        ----------------------------------
182226 *       07-21          295.20        182544 *     07-21          16.81
------------------------------------        ----------------------------------
182227         07-21        1,276.92        182545       07-17         625.00
------------------------------------        ----------------------------------
182251 *       07-29          100.00        182549 *     07-16         475.00
------------------------------------        ----------------------------------
182254 *       07-30          983.08        182550       07-16         270.00
------------------------------------        ----------------------------------
182257 *       07-22          607.21        182552 *     07-31         669.72
------------------------------------        ----------------------------------
182263 *       07-17          153.59        182554 *     07-28          13.00
------------------------------------        ----------------------------------
182287 *       07-16        4,725.00        182556 *     07-16         188.89
------------------------------------        ----------------------------------
182288         07-18        1,920.00        182557       07-29         129.60
------------------------------------        ----------------------------------
182316 *       07-18        1,432.00        182559 *     07-21       1,035.60
------------------------------------        ----------------------------------
182321 *       07-28           50.58        182563 *     07-16         100.00
------------------------------------        ----------------------------------
182326 *       07-16            9.42        182564       07-23          13.00
------------------------------------        ----------------------------------
182327         07-16          558.00        182565       07-16          26.00
------------------------------------        ----------------------------------
182329 *       07-21        3,050.71        182570 *     07-22          67.63
------------------------------------        ----------------------------------
182330         07-21        2,876.00        182571       07-25          43.20
------------------------------------        ----------------------------------
182347 *       07-16           14.56        182572       07-16          50.22
------------------------------------        ----------------------------------

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                             Page 3 of 19
July 31, 2003                                                      0001-028588

Number         Date           Amount        Number       Date           Amount
------------------------------------        ----------------------------------
182573         07-16          748.38        182666       07-21       1,255.55
------------------------------------        ----------------------------------
182579 *       07-18          102.30        182667       07-23       2,450.00
------------------------------------        ----------------------------------
182582 *       07-21           20.00        182668       07-16       5,000.00
------------------------------------        ----------------------------------
182583         07-31          136.05        182669       07-17          50.00
------------------------------------        ----------------------------------
182585 *       07-29        3,048.24        182670       07-17         550.00
------------------------------------        ----------------------------------
182589 *       07-16        3,192.00        182671       07-16         918.00
------------------------------------        ----------------------------------
182591 *       07-16          360.00        182672       07-17         551.58
------------------------------------        ----------------------------------
182592         07-31          366.53        182673       07-21         447.85
------------------------------------        ----------------------------------
182594 *       07-16        1,560.00        182675 *     07-17          39.00
------------------------------------        ----------------------------------
182595         07-22          489.30        182676       07-16       1,590.09
------------------------------------        ----------------------------------
182596         07-17        5,184.00        182678 *     07-25       1,064.84
------------------------------------        ----------------------------------
182598 *       07-16       40,191.10        182679       07-17         211.23
------------------------------------        ----------------------------------
182599         07-16       15,960.00        182680       07-18       3,474.98
------------------------------------        ----------------------------------
182602 *       07-22        7,894.45        182681       07-17         169.83
------------------------------------        ----------------------------------
182603         07-18        5,356.00        182682       07-18       3,774.80
------------------------------------        ----------------------------------
182606 *       07-17           24.43        182683       07-21         350.48
------------------------------------        ----------------------------------
182609 *       07-16        2,336.00        182685 *     07-16          48.00
------------------------------------        ----------------------------------
182610         07-18           60.00        182686       07-18         781.25
------------------------------------        ----------------------------------
182611         07-17        2,218.76        182687       07-21         177.00
------------------------------------        ----------------------------------
182616 *       07-17          939.15        182688       07-23       1,466.57
------------------------------------        ----------------------------------
182618 *       07-17        1,627.50        182690 *     07-17          42.30
------------------------------------        ----------------------------------
182619         07-17          109.20        182695 *     07-17          94.72
------------------------------------        ----------------------------------
182624 *       07-16           27.46        182697 *     07-21         388.16
------------------------------------        ----------------------------------
182626 *       07-17        2,179.67        182698       07-21         219.01
------------------------------------        ----------------------------------
182627         07-18        2,378.65        182699       07-21         830.88
------------------------------------        ----------------------------------
182628         07-22          830,72        182700       07-18         999.77
------------------------------------        ----------------------------------
182630 *       07-16           41.51        182701       07-16          69.00
------------------------------------        ----------------------------------
182632 *       07-17        1,972.03        182702       07-16         300.00
------------------------------------        ----------------------------------
182634 *       07-21        3,222.00        182703       07-17         765.43
------------------------------------        ----------------------------------
182636 *       07-24          267.51        182704       07-18       1,115.00
------------------------------------        ----------------------------------
182637         07-18          111.77        182705       07-16       1,848.00
------------------------------------        ----------------------------------
182638         07-16          104.86        182706       07-18          20.00
------------------------------------        ----------------------------------
182640 *       07-18          188.80        182707       07-17       1,104.17
------------------------------------        ----------------------------------
182641         07-18        4,141.00        182708       07-16          25.00
------------------------------------        ----------------------------------
182642         07-18        1,000.00        182709       07-17       4,175.85
------------------------------------        ----------------------------------
182643         07-18          478.00        182710       07-18         119.79
------------------------------------        ----------------------------------
182644         07-16          136.53        182713 *     07-16         120.93
------------------------------------        ----------------------------------
182645         07-24           16.05        182714       07-16         169.45
------------------------------------        ----------------------------------
182647 *       07-17        1,199.43        182715       07-17        2,764.53
------------------------------------        ----------------------------------
182650 *       07-17          196.00        182716       07-18           57.00
------------------------------------        ----------------------------------
182651         07-16           92.75        182717       07-16           90.00
------------------------------------        ----------------------------------
182652         07-21        2,876.00        182718       07-16          182.29
------------------------------------        ----------------------------------
182653         07-17           55.27        182719       07-17            1.40
------------------------------------        ----------------------------------
182655 *       07-17          378.58        182721 *     07-16       4,680.000
------------------------------------        ----------------------------------
182656         07-16        2,052.95        182722       07-17           47.33
------------------------------------        ----------------------------------
182658 *       07-21          233.53        182723       07-18        1,411.45
------------------------------------        ----------------------------------
182661 *       07-17           33.80        182724       07-16          176.88
------------------------------------        ----------------------------------
182662         07-17          302.00        182726 *     07-18        5,000.00
------------------------------------        ----------------------------------
182663         07-24        1,476.75        182727       07-16          428.45
------------------------------------        ----------------------------------
182664         07-17          839.95        182729 *     07-29        3,640.00
------------------------------------        ----------------------------------
182665         07-17          118.22        182730       07-28           47.26
------------------------------------        ----------------------------------

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                             Page 4 of 19
July 31, 2003                                                      0001-028588

Number         Date           Amount        Number       Date           Amount
------------------------------------        ----------------------------------
182731         07-22        2,555.95        182802       07-18          127.92
------------------------------------        ----------------------------------
182733 *       07-23          810.88        182803       07-24           19.35
------------------------------------        ----------------------------------
182734         07-17          480.81        182804       07-17          146.10
------------------------------------        ----------------------------------
182735         07-21          300.00        182805       07-17        1,366.98
------------------------------------        ----------------------------------
182736         07-21           87.01        182806       07-18           64.32
------------------------------------        ----------------------------------
182737         07-16          390.62        182807       07-16          234.58
------------------------------------        ----------------------------------
182738         07-17          576.00        182808       07-28          229.20
------------------------------------        ----------------------------------
182739         07-17        1,110.00        182810 *     07-23          409.14
------------------------------------        ----------------------------------
182740         07-17            9.96        182811       07-23          978.00
------------------------------------        ----------------------------------
182741         07-18          370.25        182812       07-25        2,061.50
------------------------------------        ----------------------------------
182742         07-23          275.04        182815 *     07-21          518.40
------------------------------------        ----------------------------------
182744 *       07-16          110.92        182816       07-23          475.20
------------------------------------        ----------------------------------
182745         07-18          525.04        182817       07-21          102.00
------------------------------------        ----------------------------------
182746         07-17          121.00        182819 *     07-28          129.60
------------------------------------        ----------------------------------
182747         07-17        2,283.06        182825 *     07-18           25.00
------------------------------------        ----------------------------------
182748         07-17        1,533.59        182826       07-28           24.11
------------------------------------        ----------------------------------
182749         07-23        1,085.00        182827       07-21           88.52
------------------------------------        ----------------------------------
182750         07-21        2.146.02        182828       07-22          131.28
------------------------------------        ----------------------------------
182751         07-17        1,155.37        182830 *     07-24           13.00
------------------------------------        ----------------------------------
182752         07-18          120.45        182833 *     07-30          129.60
------------------------------------        ----------------------------------
182753         07-17        2,931.12        182836 *     07-17           84.00
------------------------------------        ----------------------------------
182754         07-16        1,055.40        182840 *     07-24          234.73
------------------------------------        ----------------------------------
182755         07-16          236.07        182841       07-16          208.25
------------------------------------        ----------------------------------
182756         07-18        3,000.00        182843 *     07-28          155.20
------------------------------------        ----------------------------------
182757         07-28        1,250.00        182844       07-21          226.40
------------------------------------        ----------------------------------
182759 *       07-16          336.07        182845       07-18          542.00
------------------------------------        ----------------------------------
182761 *       07-16       21,485.14        182847 *     07-18           24.80
------------------------------------        ----------------------------------
182763 *       07-16       10,364.00        182848       07-16          350.00
------------------------------------        ----------------------------------
182764         07-21        6,640.45        182849       07-22          548.87
------------------------------------        ----------------------------------
182766 *       07-21       96,539.80        182850       07-22           74.57
------------------------------------        ----------------------------------
182767         07-17       13,026.75        182851       07-17          349.60
------------------------------------        ----------------------------------
182768         07-21      123,900.36        182852       07-21          590.14
------------------------------------        ----------------------------------
182770 *       07-17        5,200.00        182853       07-21          918.94
------------------------------------        ----------------------------------
182771         07-16       14,403.38        182854       07-21          877.00
------------------------------------        ----------------------------------
182779 *       07-17        6,645.02        182855       07-21          473.57
------------------------------------        ----------------------------------
182780         07-16       80,139.18        182856       07-21          540.20
------------------------------------        ----------------------------------
182781         07-17        5,168.10        182857       07-16        1,286.40
------------------------------------        ----------------------------------
182782         07-17       74,207.59        182859 *     07-21       32,203.00
------------------------------------        ----------------------------------
182783         07-18        7,360.00        182860       07-18       38,110.36
------------------------------------        ----------------------------------
182784         07-16        6,119.21        182862 *     07-16          363.57
------------------------------------        ----------------------------------
182785         07-21       11,003.93        182863       07-23           13.00
------------------------------------        ----------------------------------
182786         07-18       13,469.71        182864       07-23           13.00
------------------------------------        ----------------------------------
182788 *       07-17       61,312.00        182865       07-17          770.43
------------------------------------        ----------------------------------
182789         07-17       30,194.96        182866       07-21          355.00
------------------------------------        ----------------------------------
182791 *       07-18       49,842.57        182867       07-21          270.94
------------------------------------        ----------------------------------
182794 *       07-18           21.15        182868       07-28        3,431.94
------------------------------------        ----------------------------------
182795         07-17        1,002.83        182869       07-24           30.00
------------------------------------        ----------------------------------
182796         07-18          193.01        182870       07-29          210.19
------------------------------------        ----------------------------------
182798 *       07-22          683.86        182871       07-21        1,663.44
------------------------------------        ----------------------------------
182799         07-21           18.00        182873 *     07-23          897.35
------------------------------------        ----------------------------------
182801 *       07-30           85.00        182874       07-23          153.54
------------------------------------        ----------------------------------

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                             Page 5 of 19
July 31, 2003                                                      0001-028588

Number         Date           Amount        Number       Date           Amount
------------------------------------        ----------------------------------
182875         07-21          374.70        182932 *     07-24          307.05
------------------------------------        ----------------------------------
182876         07-28        2,232.50        182933       07-23        1,180.80
------------------------------------        ----------------------------------
182877         07-18        1,851.92        182935 *     07-18          130.50
------------------------------------        ----------------------------------
182878         07-18        1,229.29        182936       07-21       12,622.00
------------------------------------        ----------------------------------
182879         07-17       13,995.20        182937       07-23        8,969.00
------------------------------------        ----------------------------------
182880         07-22       13,000,00        182939 *     07-23       12,568.51
------------------------------------        ----------------------------------
182881         07-18       26,786.00        182941 *     07-28        8,637.00
------------------------------------        ----------------------------------
182882         07-28       14,587.50        182942       07-21       37,839.66
------------------------------------        ----------------------------------
182883         07-18        5,883.93        182943       07-22           77.18
------------------------------------        ----------------------------------
182885 *       07-21          104.53        182944       07-22          245.60
------------------------------------        ----------------------------------
182886         07-28           32.82        182946 *     07-22          396.00
------------------------------------        ----------------------------------
182889 *       07-22          116.80        182947       07-25          103.86
------------------------------------        ----------------------------------
182890         07-21          845.00        182948       07-25          458.05
------------------------------------        ----------------------------------
182891         07-21        9,451.95        182949       07-21           39.68
------------------------------------        ----------------------------------
182892         07-23       77,674.65        182950       07-23           41.33
------------------------------------        ----------------------------------
182893         07-23       27,684.24        182952 *     07-24          229.77
------------------------------------        ----------------------------------
182895 *       07-21          153.75        182953       07-25          384.00
------------------------------------        ----------------------------------
182896         07-17        4,097.65        182954       07-25       66,962.60
------------------------------------        ----------------------------------
182897         07-16        2,400.00        182955       07-30       53,133.90
------------------------------------        ----------------------------------
182898         07-28          159.12        182956       07-24           71.95
------------------------------------        ----------------------------------
182899         07-18          390.00        182957       07-22          144.78
------------------------------------        ----------------------------------
182900         07-23        1,623.00        182958       07-21          945.74
------------------------------------        ----------------------------------
182901         07-24          447.64        182959       07-24          306.00
------------------------------------        ----------------------------------
182902         07-22    1,041,029.29        182961 *     07-24        5,497.12
------------------------------------        ----------------------------------
182903         07-21       10,000.00        182962       07-28       12,680.40
------------------------------------        ----------------------------------
182904         07-18        6,974.00        182963       07-23       14,760.00
------------------------------------        ----------------------------------
182905         07-21          249.00        182965 *     07-28          256.28
------------------------------------        ----------------------------------
182906         07-21          320.00        182966       07-25          286.20
------------------------------------        ----------------------------------
182907         07-24           28.12        182967       07-24           93.25
------------------------------------        ----------------------------------
182909 *       07-21          500.00        182968       07-28          267.38
------------------------------------        ----------------------------------
182910         07-21          173.64        182969       07-23          425.00
------------------------------------        ----------------------------------
182911         07-22        1,062.82        182970       07-28          640.08
------------------------------------        ----------------------------------
182912         07-23           32.97        182971       07-22          815.06
------------------------------------        ----------------------------------
182913         07-21        1,930.20        182972       07-28          334.90
------------------------------------        ----------------------------------
182914         07-18          362.43        182973       07-23        1,286.40
------------------------------------        ----------------------------------
182915         07-31            8.50        182974       07-24           44.85
------------------------------------        ----------------------------------
182916         07-29          150.00        182977 *     07-23          624.17
------------------------------------        ----------------------------------
182917         07-23          323.97        182978       07-22        8,179.45
------------------------------------        ----------------------------------
182918         07-21          449.28        182979       07-21       13,953.26
------------------------------------        ----------------------------------
182919         07-30          117.35        182980       07-24          700.00
------------------------------------        ----------------------------------
182920         07-21          279.00        182981       07-22           74.62
------------------------------------        ----------------------------------
182921         07-22       43,902.50        182982       07-23          930.10
------------------------------------        ----------------------------------
182922         07-23       25,924.10        182983       07-25          258.51
------------------------------------        ----------------------------------
182923         07-22      301,619.60        182984       07-31           50.80
------------------------------------        ----------------------------------
182924         07-22       39,872.97        182985       07-30           75.08
------------------------------------        ----------------------------------
182925         07-28           40.60        182986       07-23          382.81
------------------------------------        ----------------------------------
182926         07-21          200.00        182987       07-21           70.83
------------------------------------        ----------------------------------
182927         07-22        1,258.90        182988       07-25          240.00
------------------------------------        ----------------------------------
182928         07-23           49.81        182989       07-29          145.31
------------------------------------        ----------------------------------
182929         07-18        2,449.84        182991 *     07-29          140.66
------------------------------------        ----------------------------------
182930         07-29           93.60        182992       07-25           57.81
------------------------------------        ----------------------------------

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                             Page 6 of 19
July 31, 2003                                                      0001-028588

Number         Date           Amount        Number       Date           Amount
------------------------------------        ----------------------------------
182993         07-24        2,658.31        183048       07-22          247.09
------------------------------------        ----------------------------------
182994         07-23          291.64        183049       07-23           38.00
------------------------------------        ----------------------------------
182996 *       07-31          205.96        183050       07-23          116.82
------------------------------------        ----------------------------------
182998 *       07-22          276.51        183052 *     07-22        1,625.57
------------------------------------        ----------------------------------
182999         07-22           99.99        183053       07-23          500.00
------------------------------------        ----------------------------------
183000         07-25           45.51        183054       07-23           52.50
------------------------------------        ----------------------------------
183001         07-21          213.74        183055       07-22        4,409.50
------------------------------------        ----------------------------------
183002         07-23        2,264.63        183056       07-23        2,374.38
------------------------------------        ----------------------------------
183003         07-22           93.30        183057       07-22            3.20
------------------------------------        ----------------------------------
183004         07-22          310.84        183058       07-22          820.96
------------------------------------        ----------------------------------
183005         07-25           31.00        183059       07-29        3,593.33
------------------------------------        ----------------------------------
183006         07-22           72.92        183060       07-24          993.00
------------------------------------        ----------------------------------
183007         07-22          312.00        183061       07-29          539.15
------------------------------------        ----------------------------------
183008         07-23           63.18        183062       07-24          147.95
------------------------------------        ----------------------------------
183009         07-24        4,196.53        183063       07-28        4,152.56
------------------------------------        ----------------------------------
183010         07-29          245.00        183064       07-23        4,214.70
------------------------------------        ----------------------------------
183011         07-22          793.10        183065       07-29          184.18
------------------------------------        ----------------------------------
183012         07-25          472.95        183067 *     07-30        4,178.09
------------------------------------        ----------------------------------
183013         07-23          943.63        183068       07-25           23.00
------------------------------------        ----------------------------------
183014         07-24        4,534.44        183069       07-22           21.06
------------------------------------        ----------------------------------
183015         07-23           18.68        183070       07-24          200.00
------------------------------------        ----------------------------------
183016         07-25        1,950.00        183071       07-24          381 64
------------------------------------        ----------------------------------
183017         07-24           40.66        183072       07-24          187.98
------------------------------------        ----------------------------------
183018         07-24          350.40        183073       07-23        1,181.14
------------------------------------        ----------------------------------
183019         07-22          153.00        183074       07-21          703.95
------------------------------------        ----------------------------------
183020         07-23        2,870.89        183075       07-28          710.86
------------------------------------        ----------------------------------
183021         07-23           49.65        183076       07-28          411.49
------------------------------------        ----------------------------------
183022         07-25        2,412.14        183077       07-22          318.54
------------------------------------        ----------------------------------
183024 *       07-23           54.49        183078       07-24          376.00
------------------------------------        ----------------------------------
183025         07-23           46.87        183079       07-24          137.28
------------------------------------        ----------------------------------
183026         07-23          211.13        183081 *     07-21        3,186.54
------------------------------------        ----------------------------------
183027         07-22          200.00        183082       07-24          787.64
------------------------------------        ----------------------------------
183028         07-22          266.50        183083       07-21           44.71
------------------------------------        ----------------------------------
183029         07-24        3,255.00        183084       07-22          600.00
------------------------------------        ----------------------------------
183031 *       07-28        1,036.19        183085       07-25        1,000.00
------------------------------------        ----------------------------------
183032         07-23          301.00        183086       07-22        1,565.00
------------------------------------        ----------------------------------
183033         07-24           68.74        183087       07-21        4,720.92
------------------------------------        ----------------------------------
183034         07-23          118.50        183088       07-28           25.00
------------------------------------        ----------------------------------
183035         07-22        4,314.00        183089       07-24           85.02
------------------------------------        ----------------------------------
183036         07-23        1,957.83        183090       07-22          127.35
------------------------------------        ----------------------------------
183037         07-23          282.77        183091       07-22          142.90
------------------------------------        ----------------------------------
183038         07-25          139.95        183092       07-24          434.79
------------------------------------        ----------------------------------
183039         07-24             .31        183093       07-28          736.40
------------------------------------        ----------------------------------
183040         07-28          740.08        183094       07-23             .84
------------------------------------        ----------------------------------
183041         07-23           36.00        183095       07-29        2,327.64
------------------------------------        ----------------------------------
183042         07-21        2,535.07        183096       07-28          157.35
------------------------------------        ----------------------------------
183043         07-22          244.36        183097       07-21        3,423.42
------------------------------------        ----------------------------------
183044         07-21          481.80        183098       07-24          201.00
------------------------------------        ----------------------------------
183045         07-25          169.61        183099       07-23          650.69
------------------------------------        ----------------------------------
183046         07-22        1,157.40        183100       07-25          552.14
------------------------------------        ----------------------------------
183047         07-23        1,213.65        183102 *     07-25          543.75
------------------------------------        ----------------------------------

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                             Page 7 of 19
July 31, 2003                                                      0001-028588

Number         Date           Amount        Number       Date           Amount
------------------------------------        ----------------------------------
183103         07-31        1,455.50        183158       07-23           15.85
------------------------------------        ----------------------------------
183104         07-23          237.17        183159       07-23        1,822.87
------------------------------------        ----------------------------------
183105         07-22           45.83        183160       07-22          504.34
------------------------------------        ----------------------------------
183107 *       07-31          698.14        183161       07-28          590.00
------------------------------------        ----------------------------------
183108         07-22          568.29        183162       07-23          225.00
------------------------------------        ----------------------------------
183109         07-30           97.03        183163       07-22          375.00
------------------------------------        ----------------------------------
183110         07-23          295.00        183164       07-22           63.45
------------------------------------        ----------------------------------
183111         07-23          295.00        183165       07-22       11,890.99
------------------------------------        ----------------------------------
183112         07-23          295.00        183167 *     07-23       39,541.12
------------------------------------        ----------------------------------
183113         07-21          327.08        183168       07-24        6,684.43
------------------------------------        ----------------------------------
183114         07-29        1,220.65        183169       07-25       38,029.25
------------------------------------        ----------------------------------
183115         07-24          703.62        183170       07-25       17,782.18
------------------------------------        ----------------------------------
183116         07-22        3,188,25        183171       07-28       29,003.27
------------------------------------        ----------------------------------
183117         07-21          302.91        183172       07-21       10,399.92
------------------------------------        ----------------------------------
183119 *       07-24        2,059.52        183173       07-24       81,660.00
------------------------------------        ----------------------------------
183120         07-23          828.43        183174       07-29       15,455.61
------------------------------------        ----------------------------------
183121         07-22           86.58        183175       07-31       18,129.04
------------------------------------        ----------------------------------
183122         07-23          131,40        183176       07-23        9,213.78
------------------------------------        ----------------------------------
183123         07-24          681.90        183177       07-21       17,594.13
------------------------------------        ----------------------------------
183124         07-24          507.00        183178       07-24        5,377.30
------------------------------------        ----------------------------------
183125         07-22        3,840.00        183179       07-23       17,250.00
------------------------------------        ----------------------------------
183126         07-28        1,407.00        183181 *     07-23        9,807.52
------------------------------------        ----------------------------------
183127         07-23           45.00        183183 *     07-25       12,980.18
------------------------------------        ----------------------------------
183128         07-23           97.92        183184       07-23        9,734.31
------------------------------------        ----------------------------------
183129         07-28           38.36        183185       07-24       13,731.00
------------------------------------        ----------------------------------
183130         07-24             .89        183186       07-22       13,826.57
------------------------------------        ----------------------------------
183131         07-24           73.00        183187       07-24       24,769.27
------------------------------------        ----------------------------------
183132         07-28          229.89        183188       07-21       14,882.05
------------------------------------        ----------------------------------
183133         07-23          990,00        183189       07-21        9.195.76
------------------------------------        ----------------------------------
183134         07-23          530.64        183191 *     07-22       78,238.55
------------------------------------        ----------------------------------
183135         07-22           25.00        183193 *     07-23       30,411.00
------------------------------------        ----------------------------------
183136         07-23        2,085.88        183194       07-23       22,275.00
------------------------------------        ----------------------------------
183137         07-24          562.22        183195       07-21       19,706.88
------------------------------------        ----------------------------------
183138         07-24        1,316.65        183196       07-24        8,878.72
------------------------------------        ----------------------------------
183139         07-24        3,472.70        183197       07-23        8,139.00
------------------------------------        ----------------------------------
183140         07-28        3,234.94        183198       07-23      116,165.50
------------------------------------        ----------------------------------
183141         07-24          531.25        183200 *     07-25        5,940.00
------------------------------------        ----------------------------------
183142         07-25          480.81        183201       07-23       30,722.20
------------------------------------        ----------------------------------
183143         07-24        3,255.59        183202       07-23        8,170.90
------------------------------------        ----------------------------------
183144         07-23        1,711.40        183203       07-23        6,401.13
------------------------------------        ----------------------------------
183145         07-22          197.13        183204       07-28        7,149.00
------------------------------------        ----------------------------------
183146         07-25          209.00        183205       07-23       10,866.88
------------------------------------        ----------------------------------
183148 *       07-23        3,916.67        183206       07-24        9,270.58
------------------------------------        ----------------------------------
183149         07-31          750.00        183207       07-28        5,528.14
------------------------------------        ----------------------------------
183150         07-30           35.00        183208       07-25       13,666.85
------------------------------------        ----------------------------------
183151         07-21          142.20        183209       07-24        6,668.55
------------------------------------        ----------------------------------
183152         07-22        3,478.89        183210       07-28        6,333.29
------------------------------------        ----------------------------------
183153         07-23          263.40        183211       07-28       27,894.88
------------------------------------        ----------------------------------
183154         07-24          134.25        183212       07-23       19,796.91
------------------------------------        ----------------------------------
183155         07-22          495.60        183213       07-23        6,727.98
------------------------------------        ----------------------------------
183157 *       07-24        3,662.86        183214       07-28       28,131.08
------------------------------------        ----------------------------------

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                             Page 8 of 19
July 31, 2003                                                      0001-028588

Number         Date           Amount        Number       Date           Amount
------------------------------------        ----------------------------------
183217 *       07-24        6,090.00        183305       07-31        8,710.00
------------------------------------        ----------------------------------
183218         07-25          171.41        183306       07-29       12,861.32
------------------------------------        ----------------------------------
183220 *       07-29          202.30        183307       07-30        9,579.00
------------------------------------        ----------------------------------
183221         07-28           39.00        183309 *     07-28          531.00
------------------------------------        ----------------------------------
183226 *       07-30          475.20        183312 *     07-30          351.00
------------------------------------        ----------------------------------
183229 *       07-29           49.92        183313       07-28          218.00
------------------------------------        ----------------------------------
183231 *       07-24           37.52        183314       07-31          262.19
------------------------------------        ----------------------------------
183236 *       07-25            3.72        183315       07-31        1,232,71
------------------------------------        ----------------------------------
183240 *       07-28        1,676.84        183316       07-30          135.74
------------------------------------        ----------------------------------
183243 *       07-23          228.00        183317       07-31        1,293.35
------------------------------------        ----------------------------------
183245 *       07-23          843.50        183319 *     07-28          486.44
------------------------------------        ----------------------------------
183248 *       07-28        2,100.00        183320       07-29        5,568.76
------------------------------------        ----------------------------------
183249         07-23          545.00        183321       07-24          369.75
------------------------------------        ----------------------------------
183250         07-29          172.00        183322       07-25        1,664.48
------------------------------------        ----------------------------------
183251         07-25          854.00        183323       07-29        1.458.86
------------------------------------        ----------------------------------
183252         07-28          150.00        183324       07-25        3,211.40
------------------------------------        ----------------------------------
183253         07-28          681.66        183325       07-30        2,094.00
------------------------------------        ----------------------------------
183254         07-24          185.55        183326       07-28        2,042.50
------------------------------------        ----------------------------------
183255         07-29          650.00        183327       07-28          873.50
------------------------------------        ----------------------------------
183258 *       07-28          450.00        183328       07-30        2,949.65
------------------------------------        ----------------------------------
183259         07-24          319.41        183329       07-29      636,929.50
------------------------------------        ----------------------------------
183260         07-25           94.87        183330       07-29        9,342.00
------------------------------------        ----------------------------------
183261         07-29          134.41        183332 *     07-28          498.98
------------------------------------        ----------------------------------
183262         07-25          175.00        183339 *     07-30           96.11
------------------------------------        ----------------------------------
183263         07-30          724.03        183340       07-25        1,439.57
------------------------------------        ----------------------------------
183264         07-29          350.00        183343 *     07-28          895.78
------------------------------------        ----------------------------------
183265         07-23          293.71        183344       07-31          414.00
------------------------------------        ----------------------------------
183266         07-23          434.71        183345       07-29        1,109.37
------------------------------------        ----------------------------------
183267         07-28          144.03        183346       07-28        2,592.00
------------------------------------        ----------------------------------
183268         07-24           97.14        183347       07-30      199,620.00
------------------------------------        ----------------------------------
183270 *       07-30          549.25        183348       07-30          224.51
------------------------------------        ----------------------------------
183271         07-28          102.00        183349       07-31          312.50
------------------------------------        ----------------------------------
183272         07-30          101.06        183350       07-29        1,181.48
------------------------------------        ----------------------------------
183273         07-31           70.00        183362 *     07-29          848.33
------------------------------------        ----------------------------------
183274         07-22          170.06        183353       07-28        1,401.73
------------------------------------        ----------------------------------
183275         07-23          136.18        183354       07-29          141.08
------------------------------------        ----------------------------------
183276         07-29           52.00        183355       07-30        2,043.00
------------------------------------        ----------------------------------
183277         07-23          230.00        183356       07-31           62.79
------------------------------------        ----------------------------------
183279 *       07-24          445.80        183357       07-29          169.69
------------------------------------        ----------------------------------
183280         07-23       22,134.49        183359 *     07-31           87.60
------------------------------------        ----------------------------------
183286 *       07-24          298.55        183362 *     07-28          156.24
------------------------------------        ----------------------------------
183287         07-24        1,403.00        183363       07-29          225.00
------------------------------------        ----------------------------------
183288         07-25          650.67        183365 *     07-28        3,466.12
------------------------------------        ----------------------------------
183293 *       07-22          105.00        183366       07-28        2,720.00
------------------------------------        ----------------------------------
183294         07-31          270.00        183367       07-29           79.69
------------------------------------        ----------------------------------
183296 *       07-23          135.00        183368       07-29          276.98
------------------------------------        ----------------------------------
183297         07-25           95.00        183370 *     07-30          171.47
------------------------------------        ----------------------------------
183301 *       07-25          242.55        183371       07-29          154.17
------------------------------------        ----------------------------------
183302         07-29        1,323.67        183372       07-29          323.10
------------------------------------        ----------------------------------
183303         07-25          308.12        183373       07-31          681.02
------------------------------------        ----------------------------------
183304         07-25        3,800.00        183376 *     07-29        1,266.89
------------------------------------        ----------------------------------

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                             Page 9 of 19
July 31, 2003                                                      0001-028588

Number         Date           Amount        Number       Date           Amount
------------------------------------        ----------------------------------
183377         07-28           91.15        183442       07-30             .10
------------------------------------        ----------------------------------
183378         07-31          191.18        183444 *     07-28        1,981.45
------------------------------------        ----------------------------------
183379         07-30           36.23        183445       07-28        2,533.32
------------------------------------        ----------------------------------
183381 *       07-28          300.30        183447 *     07-30           39.00
------------------------------------        ----------------------------------
183382         07-30          895.00        183452 *     07-31          253.83
------------------------------------        ----------------------------------
183383         07-29           31.09        183454 *     07-29        1,180.00
------------------------------------        ----------------------------------
183384         07-31        1,416.20        183456 *     07-29          479.50
------------------------------------        ----------------------------------
183386 *       07-29          127.27        183460 *     07-31          474.47
------------------------------------        ----------------------------------
183387         07-30           15.07        183470 *     07-30        2,031.24
------------------------------------        ----------------------------------
183388         07-31           92.18        183471       07-31          343.98
------------------------------------        ----------------------------------
183390 *       07-30           15.00        183474 *     07-30        2,109.96
------------------------------------        ----------------------------------
183391         07-30        1,205.33        183475       07-29          187.50
------------------------------------        ----------------------------------
183392         07-29          438.10        183476       07-29          154.81
------------------------------------        ----------------------------------
183393         07-30        1,641.00        183477       07-29          125.27
------------------------------------        ----------------------------------
183394         07-31          465.00        183479 *     07-31        1,925.00
------------------------------------        ----------------------------------
183396 *       07-29          468.74        183480       07-28          163.54
------------------------------------        ----------------------------------
183397         07-31          170.75        183481       07-30        3,148.70
------------------------------------        ----------------------------------
183399 *       07-29           21.19        183482       07-29        1,832.65
------------------------------------        ----------------------------------
183400         07-30          644.85        183483       07-29        4,695.21
------------------------------------        ----------------------------------
183401         07-30          257.05        183484       07-29        2,228.23
------------------------------------        ----------------------------------
183402         07-29          414.48        183485       07-30           50.72
------------------------------------        ----------------------------------
183403         07-28          162.42        183486       07-28          573.69
------------------------------------        ----------------------------------
183404         07-30           54.66        183487       07-29          162.39
------------------------------------        ----------------------------------
183406 *       07-30          528.00        183488       07-29           46.86
------------------------------------        ----------------------------------
183407         07-31          630.22        183489       07-30        1,707.99
------------------------------------        ----------------------------------
183409 *       07-31          992.41        183491 *     07-30          225.65
------------------------------------        ----------------------------------
183410         07-28           78.10        183492       07-29        1,382.28
------------------------------------        ----------------------------------
183411         07-29        2,852.30        183493       07-28           18.09
------------------------------------        ----------------------------------
183412         07-29          139.06        183494       07-31          530.64
------------------------------------        ----------------------------------
183413         07-29        3,193.12        183495       07-30          289.31
------------------------------------        ----------------------------------
183414         07-29          355.60        183496       07-30        1,406.24
------------------------------------        ----------------------------------
183415         07-30           61.29        183497       07-29           32.00
------------------------------------        ----------------------------------
183416         07-29          381.84        183498       07-29          401.38
------------------------------------        ----------------------------------
183417         07-29        1,051.90        183501 *     07-29        1,978.19
------------------------------------        ----------------------------------
183418         07-30          407.53        183502       07-31          304.08
------------------------------------        ----------------------------------
183419         07-29          140.36        183503       07-31        1,244.70
------------------------------------        ----------------------------------
183420         07-29        4,725.00        183504       07-31          300.00
------------------------------------        ----------------------------------
183421         07-29            4.73        183505       07-31          585.00
------------------------------------        ----------------------------------
183422         07-30          338.00        183506       07-29          296.22
------------------------------------        ----------------------------------
183424 *       07-31           78.05        183507       07-29        1,636.49
------------------------------------        ----------------------------------
183427 *       07-29        4,312.55        183508       07-30          480.88
------------------------------------        ----------------------------------
183429 *       07-30          353.00        183509       07-28           73.86
------------------------------------        ----------------------------------
183430         07-31        1,564.07        183510       07-31           47.50
------------------------------------        ----------------------------------
183431         07-31           81.64        183511       07-30           57.56
------------------------------------        ----------------------------------
183432         07-30           20.00        183513 *     07-31          560.89
------------------------------------        ----------------------------------
183433         07-29          664.29        183514       07-30          492.07
------------------------------------        ----------------------------------
183435 *       07-29        2,459.59        183515       07-29        3,325.00
------------------------------------        ----------------------------------
183437 *       07-30        1,636.03        183516       07-29           60.00
------------------------------------        ----------------------------------
183438         07-29          709.07        183517       07-30          160.35
------------------------------------        ----------------------------------
183440 *       07-29          442.33        183518       07-31        1,015.00
------------------------------------        ----------------------------------
183441         07-30          634.64        183519       07-30           31.00
------------------------------------        ----------------------------------

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                            Page 10 of 19
July 31, 2003                                                      0001-028588

Number         Date           Amount        Number       Date           Amount
------------------------------------        ----------------------------------
183520         07-30        2,262.31        183568       07-29        6,126.31
------------------------------------        ----------------------------------
183521         07-30        3,221.97        183570 *     07-29       14,539.80
------------------------------------        ----------------------------------
183522         07-31        2,000.00        183571       07-30       43,597.01
------------------------------------        ----------------------------------
183523         07-30          120.77        183572       07-30       16,800.00
------------------------------------        ----------------------------------
183524         07-29           23.47        183573       07-31        8,078,40
------------------------------------        ----------------------------------
183529 *       07-29          561.00        183574       07-28        7,613.49
------------------------------------        ----------------------------------
183531 *       07-31        2,776.00        183576 *     07-29       61,418.41
------------------------------------        ----------------------------------
183532         07-28          829.16        183580 *     07-30        7,424.29
------------------------------------        ----------------------------------
183533         07-31        6,376.58        183586 *     07-29       63,689.30
------------------------------------        ----------------------------------
183534         07-29       12,736.13        183587       07-31       10,000.00
------------------------------------        ----------------------------------
183535         07-29       30,185.82        183589 *     07-30          625.00
------------------------------------        ----------------------------------
183536         07-29       12,008.76        183590       07-31          620.00
------------------------------------        ----------------------------------
183537         07-30        8,869.54        183592 *     07-31          111.00
------------------------------------        ----------------------------------
183539 *       07-29        5,610.71        183594 *     07-30      563,544.99
------------------------------------        ----------------------------------
183542 *       07-29       13,778.60        183595       07-29          117.53
------------------------------------        ----------------------------------
183543         07-29        5,528.65        183596       07-29          302.66
------------------------------------        ----------------------------------
183544         07-30       55,471.52        183600 *     07-31          294.27
------------------------------------        ----------------------------------
183545         07-30      141,472.91        183602 *     07-29          133.25
------------------------------------        ----------------------------------
183546         07-29       26,152.30        183603       07-29        3,124.00
------------------------------------        ----------------------------------
183547         07-28       17,858.99        183613 *     07-30          797.02
------------------------------------        ----------------------------------
183549 *       07-29       27,851.18        183615 *     07-30           28.12
------------------------------------        ----------------------------------
183550         07-29       57,923.60        183616       07-29           83.33
------------------------------------        ----------------------------------
183551         07-30        7,880.10        183636 *     07-31          122.52
------------------------------------        ----------------------------------
183553         07-30       15,080.00        183644 *     07-31          652.15
------------------------------------        ----------------------------------
183554         07-29       16,484.24        183653 *     07-31          323.16
------------------------------------        ----------------------------------
183559 *       07-28       48,592.20        183668 *     07-31          313.95
------------------------------------        ----------------------------------
183566 *       07-29       29,654.62        *Skip in check sequence
------------------------------------
183567         07-28        6,507.22
------------------------------------



DEBITS

Date       Description                                            Subtractions
------------------------------------------------------------------------------
07-16      Outgoing Wire Trnsfr                                     924,000.00
             BOH FUNDS TRANSFER 071603 030716000996701
             DO 026234
------------------------------------------------------------------------------
07-16      Outgoing Wire Trnsfr                                     375,000.00
             B0H FUNDS TRANSFER 071603 030716000986701
             DO 026231
------------------------------------------------------------------------------
07-16      Outgoing Wire Trnsfr                                     257,800.91
             B0H FUNDS TRANSFER 071603 030716000990701
             DO 026229
------------------------------------------------------------------------------
07-16      Outgoing Wire Tmsfr                                        1,789.50
             80H FUNDS TRANSFER 071603 030716000984701
             DO 026230
------------------------------------------------------------------------------
07-16      Automatic Transfer                                        11,429.88
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014129
------------------------------------------------------------------------------
07-16      Automatic Transfer                                        12,443.12
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014137

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                            Page 11 of 19
July 31, 2003                                                      0001-028588


Date       Description                                            Subtractions
------------------------------------------------------------------------------
07-16      Automatic Transfer                                     2,331,902.07
             TRANSFER TO CAT GOV SEC FUND-S
             00000000800963050
------------------------------------------------------------------------------
07-16      Automatic Transfer                                         7,252.92
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001028677
------------------------------------------------------------------------------
07-16      Automatic Transfer                                           436.83
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0080463693
------------------------------------------------------------------------------
07-17      Outgoing Wire Trnsfr                                       8,174.31
             BOH FUNDS TRANSFER 071703 030717001666701
             10822806
------------------------------------------------------------------------------
07-17      Outgoing Wire Trnsfr                                       7,914.35
             BOH FUNDS TRANSFER 071703 030717001760701
             10822805
------------------------------------------------------------------------------
07-17      Outgoing Wire Trnsfr                                       1,021.64
             BOH FUNDS TRANSFER 071703 030717001668701
             10822804
------------------------------------------------------------------------------
07-17      Outgoing Wire Trnsfr                                         924.00
             BOH FUNDS TRANSFER 071703 030717001533701
             10822801
------------------------------------------------------------------------------
07-17      Outgoing Wire Trnsfr                                         656.00
             BOH FUNDS TRANSFER 071703 030717001157701
             10822802
------------------------------------------------------------------------------
07-17      Outgoing Wire Trnafr                                         178.98
             BOH FUNDS TRANSFER 071703 030717001776701
             10822803
------------------------------------------------------------------------------
07-17      Outgoing Wire Trnsfr                                     794,138.39
             BOH FUNDS TRANSFER 071703 030717000794701
             DO 026298
------------------------------------------------------------------------------
07-17      Outgoing Wire Trnsfr                                      45,000.00
             BOH FUNDS TRANSFER 071703 030717000792701
             00 026297
------------------------------------------------------------------------------
07-17      Outgoing Wire Trnsfr                                      27,500.00
             BOH FUNDS TRANSFER 071703 030717000791701
             00 026296
------------------------------------------------------------------------------
07-17      Outgoing Wire Trnsfr                                      13,479.09
             BOH FUNDS TRANSFER 071703 030717000786701
             DO 026295
------------------------------------------------------------------------------
07-17      ACH Debit                                              2,844,485.42
             HAWAIIAN AIR PAYROLL 030717 -SETT-8 HAWNAIR
------------------------------------------------------------------------------
07-17      ACH Debit                                                176,209.61
             8P WEST COAST PR EFT DEBIT 197440119015299
------------------------------------------------------------------------------
07-17      ACH Debit                                                  2,236.11
             Intl Banking Dep TRADE_SVCS 071703 ISB S081754-PCH001
             LETTER OF CREDIT
------------------------------------------------------------------------------
07-17      Automatic Transfer                                         1,870.85
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014129

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                            Page 12 of 19
July 31, 2003                                                      0001-028588

Date       Description                                            Subtractions
------------------------------------------------------------------------------
07-17      Automatic Transfer                                        11,433.20
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014137
------------------------------------------------------------------------------
07-17      Automatic Transfer                                        40,488.12
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001028677
------------------------------------------------------------------------------
07-17      Automatic Transfer                                         1,807.00
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0080463693
------------------------------------------------------------------------------
07-18      Outgoing Wire Trnsfr                                       7,961.28
             BOH FUNDS TRANSFER 071803 030718000878701
             10812489
------------------------------------------------------------------------------
07-18      Outgoing Wire Trnsfr                                     308,884.33
             BOH FUNDS TRANSFER 071803 030718001011701
             DO 026373
------------------------------------------------------------------------------
07-18      Outgoing Wire Trnsfr                                     265,680.00
             BOH FUNDS TRANSFER 071803 030718001020701
             IN 007669
------------------------------------------------------------------------------
07-18      Outgoing Wire Trnsfr                                     250,000.00
             BON FUNDS TRANSFER 071803 030718001009701
             DO 026372
------------------------------------------------------------------------------
07-18      Outgoing Wire Trnsfr                                      95,186.57
             BOH FUNDS TRANSFER 071803 030718001005701
             DO 026370
------------------------------------------------------------------------------
07-18      Outgoing Wire Trnsfr                                      13,852.20
             BON FUNDS TRANSFER 071803 030718001008701
             DO 026371
------------------------------------------------------------------------------
07-18      ACH Debit                                              1,371,688.48
             HAWAIIAN AIRLINE TAX PMTS 030718 -SETT-BOH MAXUS
------------------------------------------------------------------------------
07-18      ACH Debit                                                 44,716.59
             BP WEST COAST PR EFT DE81T 198440319014899
------------------------------------------------------------------------------
07-18      Automatic Transfer                                        86,740.29
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014129
------------------------------------------------------------------------------
07-18      Automatic Transfer                                        10,547.88
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014137
------------------------------------------------------------------------------
07-18      Automatic Transfer                                         6,181.89
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001028677
------------------------------------------------------------------------------
07-18      Automatic Transfer                                           448.50
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0080463693
------------------------------------------------------------------------------
07-21      Transfer Debit                                             4,460.00
             TRANSFER TO DEPOSIT ACCOUNT 0034078009
------------------------------------------------------------------------------
07-21      Outgoing Wire Trnsfr                                     234,417.66
             BOH FUNDS TRANSFER 072103 030721000969701
             DO 026413
------------------------------------------------------------------------------
07-21      Outgoing Wire Trnsfr                                      57,000.00
             B0H FUNDS TRANSFER 072103 030721000970701
             DO 026414

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                            Page 13 of 19
July 31, 2003                                                      0001-028588


Date       Description                                            Subtractions
------------------------------------------------------------------------------
07-21      ACH Debit                                                246,495.76
             BP WEST COAST PR EFT DEBIT 199440618017099
------------------------------------------------------------------------------
07-21      ACH Debit                                                 16,393.42
             EMPLOYMENT DEVEL EDD EFTPMT 071803 TXP*08817066*01100 *030718*T*262589*T*1376753*T*1639342_
------------------------------------------------------------------------------
07-21      Automatic Transfer                                       147,964.68
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014129
------------------------------------------------------------------------------
07-21      Automatic Transfer                                         8,479.59
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014137
------------------------------------------------------------------------------
07-21      Automatic Transfer                                     2,770,558.31
             TRANSFER TO CAT Gov SEC FUND-S
             00000000800963050
------------------------------------------------------------------------------
07-21      Automatic Transfer                                        75,965.57
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001028677
------------------------------------------------------------------------------
07-21      Automatic Transfer                                           866.53
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0080463693
------------------------------------------------------------------------------
07-22      Outgoing Wire Trnsfr                                       1,802.64
             BOH FUNDS TRANSFER 072203 030722001001701
             10834161
------------------------------------------------------------------------------
07-22      Outgoing Wire Trnsfr                                         552.00
             BOH FUNDS TRANSFER 072203 030722001245701
             10834162
------------------------------------------------------------------------------
07-22      Automatic Transfer                                       157,729.77
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014129
------------------------------------------------------------------------------
07-22      Automatic Transfer                                        10,859.10
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014137
------------------------------------------------------------------------------
07-22      Automatic Transfer                                         5,990.89
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001028677
------------------------------------------------------------------------------
07-22      Automatic Transfer                                         2,404.42
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0080463693
------------------------------------------------------------------------------
07-23      Outgoing Wire Trnsfr                                     232,615.52
             BOH FUNDS TRANSFER 072303 030723001178701
             10834172
------------------------------------------------------------------------------
07-23      Outgoing Wire Trnsfr                                      52,290.00
             B0H FUNDS TRANSFER 072303 030723001503701
             10834174
------------------------------------------------------------------------------
07-23      Debit Memo                                                    23.80
------------------------------------------------------------------------------
07-23      Outgoing Wire Trnsfr                                     377,000.00
             BOH FUNDS TRANSFER 072303 030723000704701
             DO 026517
------------------------------------------------------------------------------
07-23      Outgoing Wire Trnsfr                                     375,000.00
             BOH FUNDS TRANSFER 072303 030723000703701
             DO 026516

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                            Page 14 of 19
July 31, 2003                                                      0001-028588


Date       Description                                            Subtractions
------------------------------------------------------------------------------
07-23      ACH Debit                                                759,132.37
             HAWAIIAN AIRLINE TAX PMTS 030723 -SETT-BOH MAXUS
------------------------------------------------------------------------------
07-23      Automatic Transfer                                        78,632.38
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014129
------------------------------------------------------------------------------
07-23      Automatic Transfer                                         7,960.76
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014137
------------------------------------------------------------------------------
07-23      Automatic Transfer                                     2,353,819.25
             TRANSFER TO CAT GOV SEC FUND-S
             00000000800963050
------------------------------------------------------------------------------
07-23      Automatic Transfer                                         2,940.00
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001028677
------------------------------------------------------------------------------
07-23      Automatic Transfer                                         1,182.29
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0080463693
------------------------------------------------------------------------------
07-24      Outgoing Wire Trnsfr                                   5,000,000.00
             BOH FUNDS TRANSFER 072403 030724000718701
             10844407
------------------------------------------------------------------------------
07-24      Debit Memo                                                    37.22
------------------------------------------------------------------------------
07-24      Debit Memo                                                     7.93
------------------------------------------------------------------------------
07-24      Debit Memo                                                     7.06
------------------------------------------------------------------------------
07-24      Outgoing Wire Trnsfr                                      94,496.86
             B0H FUNDS TRANSFER 072403 030724000686701
             DO 026564
------------------------------------------------------------------------------
07-24      Outgoing Wire Trnsfr                                      27,500.00
             BOH FUNDS TRANSFER 072403 030724000689701
             DO 026566
------------------------------------------------------------------------------
07-24      Outgoing Wire Trnsfr                                      27,100.00
             BOH FUNDS TRANSFER 072403 030724000687701
             DO 026565
------------------------------------------------------------------------------
07-24      ACH Debit                                                 74,733.20
             BP WEST COAST PR EFT DEBIT 204441508012299
------------------------------------------------------------------------------
07-24      Automatic Transfer                                        37,797.25
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014129
------------------------------------------------------------------------------
07-24      Automatic Transfer                                        12,418.79
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014137
------------------------------------------------------------------------------
07-24      Automatic Transfer                                        17,440.00
             TRANSFER TO DEPOSIT SYStEM ACCOUNT
             0001028677
------------------------------------------------------------------------------
07-24      Automatic Transfer                                           799.86
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0080463693
------------------------------------------------------------------------------
07-25      Outgoing Wire Trnsfr                                       2,129.22
             BOH FUNDS TRANSFER 072503 030725001288701
             10844431

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                            Page 15 of 19
July 31, 2003                                                      0001-028588


Date       Description                                            Subtractions
------------------------------------------------------------------------------
07-25      Outgoing Wire Trnsfr                                       1.397.99
             BOH FUNDS TRANSFER 072503 030725001260701
             10844430
------------------------------------------------------------------------------
07-25      Debit Memo                                                     5.87
------------------------------------------------------------------------------
07-25      Outgoing Wire Trnsfr                                     248,000.00
             BOH FUNDS TRANSFER 072503 030725001547701
             DO 026672
------------------------------------------------------------------------------
07-25      Outgoing Wire Trnsfr                                     120,495.55
             BOH FUNDS TRANSFER 072503 030725001552701
             DO 026674
------------------------------------------------------------------------------
07-25      Outgoing Wire Trnsfr                                      95,186.57
             BOH FUNDS TRANSFER 072503 030725001543701
             DO 026670
------------------------------------------------------------------------------
07-25      Outgoing Wire Trnstr                                      83,757.15
             BOH FUNDS TRANSFER 072503 030725001660701
             DO 026673
------------------------------------------------------------------------------
07-26      Outgoing Wire Trnsfr                                      11,205.86
             BCH FUNDS TRANSFER 072503 030725001521701
             00026666
------------------------------------------------------------------------------
07-25      Outgoing Wire Trnsfr                                       9,129.90
             BOH FUNDS TRANSFER 072503030725001555701
             DO 026675
------------------------------------------------------------------------------
07-25      Outgoing Wire Trnsfr                                       1,258.66
             BOH FUNDS TRANSFER 072503 030725001545701
             DO 0266671
------------------------------------------------------------------------------
07-25      ACH Debit                                                 33,018.33
             BP WEST COAST PR EFT DEBIT 206441020014799
------------------------------------------------------------------------------
07-25      Automatic Transfer                                        54,560.35
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014129
------------------------------------------------------------------------------
07-25      Automatic Transfer                                         6,094.15
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014137
------------------------------------------------------------------------------
07-25      Automatic Transfer                                       353,458.74
             TRANSFER TO CAT GOV SEC FUND-S
             00000000800963050
------------------------------------------------------------------------------
07-25      Automatic Transfer                                         3,214.70
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001028677
------------------------------------------------------------------------------
07-25      Automatic Transfer                                         2,207.97
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0080463693
------------------------------------------------------------------------------
07-28      Debit Memo                                                     5.87
------------------------------------------------------------------------------
07-28      Debit Memo                                                     5.87
------------------------------------------------------------------------------
07 28      Debit Memo                                                     5.87
------------------------------------------------------------------------------
07-28      Outgoing Wire Trnsfr                                       4,749.70
             BOH FUNDS TRANSFER 072803 030728001195701
             DO 026696
------------------------------------------------------------------------------
07-28      ACH Debit                                                298,535.53
             BP WEST COAST PA EFT DEBIT 206441219014099

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                            Page 16 of 19
July 31, 2003                                                      0001-028588


Date       Description                                            Subtractions
------------------------------------------------------------------------------
07-28      ACH Debit                                                 70,299.46
             HAWAIIAN AIRLINE TAX PMTS 030728 -SETT-BOH MAXUS
------------------------------------------------------------------------------
07-28      ACH Debit                                                 10,941.77
             BANK OF HAWAII ANALYSIS 063003 NET SERVICE FEE
------------------------------------------------------------------------------
07-28      ACH Debit                                                  3,782.87
             EMPLOYMENT DEVEL EDD EFTPMT 072503 TXP*0881 7066*01300 *030630*T*368332*T*9956*T*78287
------------------------------------------------------------------------------
07-28      Automatic Transfer                                        27,195.39
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014129
------------------------------------------------------------------------------
07-28      Automatic Transfer                                        16,596.83
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014137
------------------------------------------------------------------------------
07-28      Automatic Transfer                                     3,294,023.47
             TRANSFER TO CAT GOV SEC FUND-S
             00000000800963050
------------------------------------------------------------------------------
07-28      Automatic Transfer                                         1,950.75
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001028677
------------------------------------------------------------------------------
07-28      Automatic Transfer                                           764.78
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0080463693
------------------------------------------------------------------------------
07-29      Outgoing Wire Trnsfr                                      16,242.00
             BOH FUNDS TRANSFER 072903 030729000991701
             10822833
------------------------------------------------------------------------------
07-29      Debit Memo                                                    19.46
------------------------------------------------------------------------------
07-29      Debit Memo                                                    19.46
------------------------------------------------------------------------------
07-29      Debit Memo                                                     9.73
------------------------------------------------------------------------------
07-29      Outgoing Wire Trnsfr                                   2,405,000.00
             B0H FUNDS TRANSFER 072903 030729000583701
             DO 026731
------------------------------------------------------------------------------
07-29      Outgoing Wire Trnsfr                                   1,200,000.00
             BOH FUNDS TRANSFER 072903 030729000584701
             DO 026732
------------------------------------------------------------------------------
07-29      Outgoing Wire Trnsfr                                      46,005.19
             BOH FUNDS TRANSFER 072903 030729000582701
             DO 026730
------------------------------------------------------------------------------
07-29      Outgoing Wire Trnsfr                                       1,487.20
             BOH FUNDS TRANSFER 072903 030729001266701
             DO 026755
------------------------------------------------------------------------------
07-29      Automatic Transfer                                        17,896.07
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014129
------------------------------------------------------------------------------
07-29      Automatic Transfer                                         3,717.21
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014137
------------------------------------------------------------------------------
07-29      Automatic Transfer                                         3,321.12
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0080463693

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                            Page 17 of 19
July 31, 2003                                                      0001-028588


Date       Description                                            Subtractions
------------------------------------------------------------------------------
07-30      Outgoing Wire Trnsfr                                     370,000.00
             B0H FUNDS TRANSFER 073003 030730001442701
             DO 026843
------------------------------------------------------------------------------
07-30      Outgoing Wire Trnsfr                                     114,000.00
             B0H FUNDS TRANSFER 073003 030730001439701
             DD 026842
------------------------------------------------------------------------------
07-30      Outgoing Wire Trnsfr                                      76,927.56
             BOH FUNDS TRANSFER 073003 030730001434701
             DO 026841
------------------------------------------------------------------------------
07-30      ACH Debit                                                211,812.82
             HAWAIIAN AIRLINE TAX PMTS 030730 -SETT-B0H MAXUS
------------------------------------------------------------------------------
07-30      Automatic Transfer                                         6,211.76
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014129
------------------------------------------------------------------------------
07-30      Automatic Transfer                                        13,905.76
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014137
------------------------------------------------------------------------------
07-30      Automatic Transfer                                     3,036,486.06
             TRANSFER TO CAT GOV SEC FUND-S
             00000000800963050
------------------------------------------------------------------------------
07-30      Automatic Transfer                                         1,664.68
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001028677
------------------------------------------------------------------------------
07-30      Automatic Transfer                                         1,738.63
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0080463693
------------------------------------------------------------------------------
07-31      Outgoing Wire Trnsfr                                     860,961.76
             BOH FUNDS TRANSFER 073103 030731000596701
             DO 026863
------------------------------------------------------------------------------
07-31      Outgoing Wire Trnsfr                                     393,898.12
             BOH FUNDS TRANSFER 073103 030731000412701
             DO 026854
------------------------------------------------------------------------------
07-31      Outgoing Wire Trnsfr                                      30,400.00
             BOH IRUNDS TRANSFER 073103 030731000600701
             DO 028864
------------------------------------------------------------------------------
07-31      ACH Debit                                                 74,572.41
             BP WEST COAST PR EFT DEBIT 211441518013299
------------------------------------------------------------------------------
07-31      Automatic Transfer                                        21,628.64
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014129
------------------------------------------------------------------------------
07-31      Automatic Transfer                                         2,626.59
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001014137
------------------------------------------------------------------------------
07-31      Automatic Transfer                                     2,827,210.77
             TRANSFER TO CAT GOV SEC FUND-S
             00000000800963050
------------------------------------------------------------------------------
07-31      Automatic Transfer                                         4,100.00
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0001028677

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                            Page 18 of 19
July 31, 2003                                                      0001-028588


Date       Description                                            Subtractions
------------------------------------------------------------------------------
07-31      Automatic Transfer                                         1,358.58
             TRANSFER TO DEPOSIT SYSTEM ACCOUNT
             0080463693



CREDITS

Date       Description                                               Additions
------------------------------------------------------------------------------
07-16      Automatic Transfer                                     5,101,662.52
             TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
             0001042424
------------------------------------------------------------------------------
07-17      Automatic Transfer                                     2,075,361.09
             TRANSFER FROM CAT GOV SEC FUND-S
             00000000800963060
------------------------------------------------------------------------------
07-17      Automatic Transfer                                     1,289,983.71
             TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
             0001042424
------------------------------------------------------------------------------
07-18      Automatic Transfer                                       248,552.36
             TRANSFER FROM CAT GOV SEC FUND-S
             00000000800963050
------------------------------------------------------------------------------
07-18      Automatic Transfer                                     1,567,338.75
             TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
             0001042424
------------------------------------------------------------------------------
07-21      Automatic Transfer                                     4,239,791.94
             TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
             0001042424
------------------------------------------------------------------------------
07-21      ACH Credit                                                 2,010.46
             HAWAIIAN AIR RETURN 030721 -SETT-BOH RETR
------------------------------------------------------------------------------
07-22      Automatic Transfer                                       480,706.94
             TRANSFER FROM CAT GOV SEC FUND-S
             00000000800963050
------------------------------------------------------------------------------
07-22      Automatic Transfer                                     2,212,865.04
             TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
             0001042424
------------------------------------------------------------------------------
07-23      Automatic Transfer                                     4,760,131.92
             TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
             0001042424
------------------------------------------------------------------------------
07-24      Automatic Transfer                                     3,127,411.00
             TRANSFER FROM CAT GOV SEC FUND-S
             00000000800963050
------------------------------------------------------------------------------
07-24      Automatic Transfer                                     1,481,581.80
             TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
             0001042424
------------------------------------------------------------------------------
07-25      Automatic Transfer                                     1,029,325.17
             TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
             0001042424
------------------------------------------------------------------------------
07-28      Automatic Transfer                                     3,841,350.62
             TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
             0001042424
------------------------------------------------------------------------------
07-29      Automatic Transfer                                       805,673.71
             TRANSFER FROM CAT GOV SEC FUND-S
             00000000800963050
------------------------------------------------------------------------------

[LOGO OMITTED] BANK OF HAWAII


HAWAIIAN AIRLINES INC                                            Page 19 of 19
July 31, 2003                                                      0001-028588


Date       Description                                               Additions
------------------------------------------------------------------------------
07-29      Automatic Transfer                                     5,591,542.47
             TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
             0001042424
------------------------------------------------------------------------------
07-30      Automatic Transfer                                     5,134,664.15
             TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
             0001042424
------------------------------------------------------------------------------
07-31      Automatic Transfer                                     3,209,037.33
             TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
             0001042424
------------------------------------------------------------------------------
07-31      ACH Credit                                                13,665.00
             HAWAIIAN AIRLINE RETURN 030731 -SETT-BOH RETR


DAILY BALANCES


    Date          Amount      Date           Amount      Date           Amount
    --------------------      ---------------------      ---------------------
    07-15   3,478,776.00      07-22    3,733,077.00      07-29    3,912,133.00
    --------------------      ---------------------      ---------------------
    07-16   4,399,334.00      07-23    3,644,686.00      07-30    4,046,740.00
    --------------------      ---------------------      ---------------------
    07-17   3,524,301.00      07-24    2,748,417.00      07-31    2,969,402.00
    --------------------      ---------------------      ---------------------
    07-18   2,652,992.00      07-25    2,566,765.00
    --------------------      ---------------------
    07-21   2,828,045.00      07-28    2,403,844.00
    --------------------      ---------------------